Filed Pursuant to Rule 497
Registration Statement No. 333-119879

PROSPECTUS

 December 23, 2004

Up to Approximately 3,395,135 Shares of Common Stock
Issuable Upon Exercise of Rights to
Subscribe for Such Shares

Technology Investment Capital Corp.

Technology Investment Capital Corp. is issuing transferable rights to its stockholders of record, or record date stockholders, as of 5:00 p.m., New York City time, on December 29, 2004, or the record date, entitling any holders of rights, or rights holders, to subscribe for an aggregate of approximately 3,395,135 shares of our common stock. Record date stockholders will receive one right for each outstanding share of common stock owned on the record date. The rights entitle the holders to purchase one new share of common stock for every three rights held, and record date stockholders who fully exercise their rights will be entitled to subscribe, subject to certain limitations and subject to allotment, for additional shares that remain unsubscribed as a result of any unexercised rights.

Our common stock is listed on the Nasdaq National Market under the symbol "TICC." The rights are transferable and will be listed for trading on the Nasdaq National Market under the symbol "TICCR" during the course of this offer. See "The offer" for a complete discussion of the terms of this offer.

The subscription price will be 97.5% of the volume-weighted average of the sales prices of our shares of common stock on the Nasdaq National Market on the date on which the offer expires. The offer will expire at 5:00 p.m., New York City time, on January 25, 2005, unless extended as described herein, which date we refer to herein as the expiration date.

The net asset value per share of our common stock at September 30, 2004 (the last date prior to the date of this prospectus on which we determined net asset value) was $13.64. On December 21, 2004, the last reported sale price of a share of our common stock on the Nasdaq National Market was $15.01.

We are a closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended. We are principally engaged in providing capital to small to mid-size technology-related companies. Our investment objective is to maximize our portfolio's total return, principally by investing in the debt and/or equity securities of technology-related companies.

An investment in our common stock is subject to risks and involves a heightened risk of total loss of investment. In addition, the companies in which we invest are subject to special risks. See "Risk factors" on page 9 to read about factors you should consider before exercising any rights to subscribe for shares of our common stock.

Neither the Securities and Exchange Commission ("SEC") nor any state securities commission has approved or disapproved of these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Please read this prospectus before investing in any shares of common stock and keep it for future reference. It contains important information about us that a prospective investor ought to know before investing in our common stock. We have filed additional information about us with the SEC (http://www.sec.gov), which is available free of charge by contacting Technology Investment Capital Corp. at 8 Sound Shore Drive, Suite 255, Greenwich, CT 06830 or by telephone at (203) 983-5275.

	Per share	Total(4)
Estimated subscription price (1)	$14.63	$49,670,825
Estimated sales load (1)(2)	$0.59	$2,003,130
Proceeds, before expenses, to us (1)(3)	$14.04	$47,667,695

(1)

Estimated on the basis of 97.5% of the market price per share at the close of trading on December 21, 2004. See "The offer — The subscription price."

(2)

In connection with the offer, UBS Securities LLC, the dealer manager for this offer, will receive a fee for its financial advisory, marketing and soliciting services equal to 4.0% of the subscription price per share for each share issued pursuant to the exercise of rights, including pursuant to the over-subscription privilege. The dealer manager will reallow a part of its fees to other broker-dealers which have assisted in soliciting the exercise of rights. We have also agreed to reimburse the dealer manager up to $20,000 for its expenses incurred in connection with the offer. In addition, we have agreed to indemnify the dealer manager against certain liabilities under the Securities Act of 1933.

(3)

Before deduction of offering expenses incurred by us, estimated to be $431,500, including an aggregate of up to $20,000 to be paid to the dealer manager as partial reimbursement for its expenses as discussed in note 2 above.

(4)

Assumes all rights are exercised at the estimated subscription price.

As a result of the terms of this offer, stockholders who do not fully exercise their rights will own, upon completion of this offer, a smaller proportional interest in us than they owned prior to the offer. In addition, because the subscription price per share may be less than the net asset value per share, the offer may result in an immediate dilution of net asset value per share for all of our stockholders. Such dilution is not currently determinable because it is not known how many shares will be subscribed for, what the net asset value or market price of our common stock will be on the expiration date for the offer or what the subscription price will be. If the subscription price per share is substantially less than the current net asset value per share, such dilution could be substantial. Any such dilution will disproportionately affect non-exercising stockholders. If the subscription price is less than our net asset value per share, then all stockholders will experience a decrease in the net asset value per share held by them, irrespective of whether they exercise all or any portion of their rights. See "Risk factors — Risks related to this offering — Your interest in us may be diluted" in this prospectus for more information.

If you have any questions or need further information about this rights offering, please call EquiServe Trust Company, N.A., our subscription agent for the rights offering, at (888) 248-2261.

UBS Investment Bank

No dealer, salesperson or other person is authorized to give any information or to represent anything not contained in this prospectus. You must not rely on any unauthorized information or representations not contained in this prospectus as if we had authorized it. We are offering to sell, and seeking offers to buy, shares of common stock only in jurisdictions where offers and sales are permitted. The information contained in this prospectus is accurate only as of the date of this prospectus, regardless of the time of delivery of this prospectus or any sale of common stock.

TABLE OF CONTENTS

Prospectus summary	1
Fees and expenses	5
Selected financial and other data	7
Selected quarterly financial data	8
Risk factors	9
Forward-looking statements and projections	19
The offer	20
Use of proceeds	29
Price range of common stock and distributions	30
Management's discussion and analysis of financial condition and results of operations	32
Business	38
Portfolio companies	45
Determination of net asset value	47
Management	48
Certain U.S. federal income tax considerations	58
Regulation as a business development company	63
Dividend reinvestment plan	68
Control persons and principal holders of securities	69
Certain relationships and transactions	71
Description of capital stock	71
Legal matters	77
Custodian, transfer and dividend paying agent and registrar	77
Independent registered public accounting firm	77
Brokerage allocation and other practices	77
Index to financial statements	F-1

Prospectus summary

The following summary is qualified in its entirety by reference to the more detailed information and financial statements appearing elsewhere in this prospectus. It may not contain all of the information that is important to you. Accordingly, to understand the offer fully, you are encouraged to read the entire document carefully. The terms "TICC," "we," "us" and "our" generally refer to Technology Investment Capital Corp.; "TIM" and "investment adviser" refer to Technology Investment Management, LLC; and "BDC Partners" refers to BDC Partners, LLC.

THE RIGHTS OFFERING

The offer

We are issuing to stockholders of record, or record date stockholders, on December 29, 2004, the record date, one transferable right for each share of our common stock held on the record date. Each holder of the rights, or rights holder, is entitled to subscribe for one share of our common stock for every three rights held (1 for 3). We will not issue fractional shares of our common stock upon the exercise of rights; accordingly, rights may be exercised only in multiples of three. However, any stockholder on the record date who is issued fewer than three rights is entitled to subscribe for one share of our common stock in this offer, provided that this entitlement is not transferable.

The rights are transferable and will be listed for trading on the Nasdaq National Market under the symbol "TICCR" during the course of this offer. See "The offer."

Subscription price

The subscription price per share will be 97.5% of the volume-weighted average of the sales prices of our shares of common stock on the Nasdaq National Market on the expiration date of the rights offering. Because the subscription price will be determined on the expiration date, rights holders who decide to acquire shares pursuant to the primary subscription or pursuant to the over-subscription privilege will not know the actual purchase price of those shares when they make that decision. See "The offer — The subscription price."

Over-subscription privilege

Record date stockholders who fully exercise all rights issued to them (other than those rights which cannot be exercised because they represent the right to acquire less than one share) are entitled to subscribe for additional shares of our common stock which were not subscribed for by other stockholders, which we refer to as the remaining shares. Purchasers of rights, however, will not be entitled to over-subscribe for remaining shares. If sufficient remaining shares of our common stock are available, all record date stockholders' over-subscription requests will be honored in full. If these requests exceed the number of remaining shares available, the remaining shares will be allocated on a pro-rata basis among the record date stockholders who over-subscribe based on the number of rights originally issued to them by us. See "The offer — Over-subscription privilege."

Purpose of the offer

Our Board of Directors has determined that it would be in the best interest of TICC and its stockholders to increase the equity capital available for making additional investments in technology-related companies. In order to remain relevant in the market, TICC must have sufficient liquidity available to remain a credible source of capital. At our currently anticipated pace of investment activity, and given our current capital commitments, we believe that we will have limited capital available for new investments in 2005 unless we increase our present capital resources. The current offering gives existing shareholders the right to purchase additional shares at a price that is expected to be below market without incurring any commission or charge, while providing TICC access to such additional capital resources. In connection with the approval of this rights offering, our Board of Directors considered, among other things, the following factors:

the subscription price relative to the market price and to our net asset value per share;

the increased equity capital to be available upon completion of the rights offering for making additional investments consistent with our investment objective;

the dilution to be experienced by non-exercising stockholders;

the terms and expenses in connection with the offering relative to other alternatives for raising capital, including fees payable to the dealer manager;

the size of the offering in relation to the number of shares outstanding;

the market price of our common stock, both before and after the announcement of the rights offering;

the general condition of the securities markets; and

any impact on operating expenses associated with an increase in capital, including an increase in fees payable to our investment adviser.

There can be no assurance of the amount of dilution that a stockholder will experience or that the rights offering will be successful.

The purpose of setting the determination of the subscription price upon the expiration of the offer is to attract the maximum participation of stockholders in the offer, with minimum dilution to non-participating stockholders.

The transferable rights will also afford non-participating stockholders the potential of receiving cash payment upon the sale of the rights, receipt of which may be viewed as partial compensation for the dilution of their interests.

We can provide you no assurance that the current offering will be successful, or that by increasing the size of our available equity capital our aggregate expenses and, correspondingly, our expense ratio will be lowered. In addition, our investment adviser's management fee is based upon our gross assets, which include any cash or cash equivalents that we have not yet invested in the securities of portfolio companies.

Sale of rights

The rights are evidenced by a subscription certificate and are transferable until the expiration date of the rights offering. The rights will be listed for trading on the Nasdaq National Market under the symbol "TICCR" during the course of the offer. TICC and the dealer manager will use their best efforts to ensure that an adequate trading market for the rights will exist. However, no assurance can be given that a market for the rights will develop. Trading in the rights on the Nasdaq National Market may be conducted until the close of trading on the Nasdaq National Market on the expiration date of the rights offering. See "The offer — Sale of rights."

Use of proceeds

We intend to use the net proceeds from this offering to originate loans to and make investments in technology-related companies in accordance with our investment objective.

How to obtain subscription information

Contact your broker-dealer, trust company, bank or other nominee where your rights are held, or

Contact the subscription agent toll-free at (888) 248-2261.

How to subscribe

Deliver a completed subscription certificate and payment to the subscription agent by the expiration date of the rights offering, or

If your shares are held in an account with your broker-dealer, trust company, bank or other nominee, which qualifies as an Eligible Guarantor Institution under Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, have your Eligible Guarantor Institution deliver a notice of guaranteed delivery to the subscription agent by the expiration date of the rights offering.

Subscription and information agent

EquiServe Trust Company, N.A., which we call the subscription agent, will act as both the subscription agent and information agent in connection with this offer.

Distribution arrangements

UBS Securities LLC will act as dealer manager for the offer. Under the terms and subject to the conditions contained in the dealer manager agreement, the dealer manager will provide financial advisory services and marketing assistance in connection with the offer and will solicit the exercise of rights and participation in the over-subscription privilege by our stockholders. The offer is not contingent upon any number of rights being exercised. We have agreed to pay the dealer manager a fee for its financial advisory, marketing and soliciting services equal to 4.0% of the subscription price per share for shares issued pursuant to the exercise of rights, including pursuant to the over-subscription privilege. The dealer manager will reallow a portion of its fees to other broker-dealers that have assisted in soliciting the exercise of rights. In addition, we have agreed to reimburse the dealer manager up to $20,000 for its expenses incurred in connection with the offer.

IMPORTANT DATES TO REMEMBER

Record Date	December 29, 2004
Subscription Period	December 29, 2004 −
January 25, 2005*
Expiration Date†	January 25, 2005*
Deadline for Delivery of Subscription Certificates and Payment for Shares	January 25, 2005*
Deadline for Delivery of Notice of Guaranteed Delivery†	January 25, 2005*
Deadline for Delivery of Subscription Certificates and Payment Pursuant to Notice of Guaranteed Delivery	January 28, 2005*
Confirmations Mailed to Participants	February 4, 2005*
Final Payment for Shares	February 18, 2005*

*

Unless the offer is extended.

†

A person exercising rights must deliver by the expiration date of the rights offering (unless the offer is extended) either (i) a subscription certificate and payment for shares or (ii) a notice of guaranteed delivery.

TECHNOLOGY INVESTMENT CAPITAL CORP.

Business

We are a specialty finance company principally providing capital to small- and medium-sized technology-related companies. Technology-related companies are businesses that operate in the following technology sectors: software, Internet, IT services, media, telecommunications, semiconductors, hardware and technology-enabled services. We completed our initial public offering in November 2003 raising net proceeds of approximately $138 million (including proceeds received from the exercise of the overallotment option) and have since invested approximately $102.9 million (consisting of approximately $82.9 million in funded capital and $20.0 million in committed capital) in nine portfolio companies.

Our investment objective is to maximize our portfolio's total return, principally by investing in the debt and/or equity securities of technology-related companies. Our primary focus is on seeking current income by investing in debt securities. We also seek to provide our stockholders with long-term capital growth through the appreciation in the value of warrants or other equity instruments that we may receive when we make debt or equity investments in technology-related companies.

Our capital is generally used by our portfolio companies to finance organic growth, acquisitions, recapitalizations and working capital. Our investment decisions are based on extensive analysis of potential portfolio companies' business operations supported by an in-depth understanding of the quality of their recurring revenues and cash flow, variability of costs and the inherent value of their assets, including proprietary intangible assets and intellectual property.

Our investment activities are managed by TIM. TIM is an investment adviser registered under the Investment Advisers Act of 1940, which we refer to as the Advisers Act. TIM is owned by BDC Partners, its managing member, and Royce & Associates, LLC. Jonathan H. Cohen, our Chief Executive Officer, and Saul B. Rosenthal, our President and Chief Operating Officer, are the members of BDC Partners, and Charles M. Royce, our non-executive Chairman, is the President of Royce & Associates, LLC. Under the investment advisory agreement, we have agreed to pay TIM an annual base management fee based on our gross assets as well as an incentive fee based on our performance. See "Management — Investment advisory agreement."

We were founded in July 2003 and completed an initial public offering of shares of our common stock in November 2003. We are a Maryland corporation and a closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, which we refer to as the 1940 Act. As a business development company, we are required to meet regulatory tests, including the requirement to invest at least 70% of our total assets in eligible portfolio companies. See "Regulation as a business development company." Nevertheless, after meeting the 70% investment requirement, we generally intend to invest in securities that are consistent with our purpose as a business development company, regardless of whether such securities are issued by eligible portfolio companies. Further, the incentive fee payable to our investment adviser will be calculated in part based upon the performance of our total portfolio of investments, including any investments we may make other than in eligible portfolio companies. In addition, we have elected to be treated for federal income tax purposes as a regulated investment company, or RIC, under the Internal Revenue Code of 1986, which we refer to as the Code.

We intend to concentrate in the technology-related sector and seek to invest, under normal circumstances, at least 80% of the value of our net assets (including the amount of any borrowings for investment purposes) in technology-related companies.

Our headquarters are at 8 Sound Shore Drive, Suite 255, Greenwich, Connecticut and our telephone number is
(203) 983-5275.

Dividend Reinvestment Plan

We have adopted a dividend reinvestment plan. If your shares of common stock are registered in your own name, your distributions will automatically be reinvested under our dividend reinvestment plan in additional shares of common stock, unless you opt out of our dividend reinvestment plan by delivering a written notice to our dividend paying agent. If your shares are held in the name of a broker or other nominee, you should contact the broker or nominee for details regarding opting out of our dividend reinvestment plan.

Principal Risk Factors

Investing in our common stock involves a high degree of risk. You should consider carefully the information found in "Risk factors." We have a limited operating history as a business development company and as a regulated investment company. If we fail to qualify as a regulated investment company, we could become subject to federal income tax on all of our income, which would have a material adverse effect on our financial performance. We lend to and invest in small- and medium-sized technology-related companies. These activities may involve a high degree of business and financial risk. We are also subject to risks associated with fluctuating interest rates, access to additional capital, fluctuating quarterly results and valuation of the assets in our portfolio.

Certain Anti-Takeover Provisions

Our charter and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price for our common stock.

Where You Can Find Additional Information

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act of 1933, with respect to our shares of common stock offered by this prospectus. The registration statement contains additional information about us and our shares of common stock being offered by this prospectus.

We file annual, quarterly and current periodic reports, proxy statements and other information with the SEC under the Securities Exchange Act of 1934. You can inspect these reports, proxy statements, and other information, as well as the registration statement and the related exhibits and schedules, without charge, at the public reference facilities of the SEC at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. The SEC maintains a web site that contains reports, proxy statements and other information regarding registrants, including us, that file such information electronically with the SEC. The address of the SEC's web site is www.sec.gov. Information contained on the SEC's web site about us is not incorporated into this prospectus and you should not consider information contained on the SEC's web site to be part of this prospectus.

Fees and expenses

The following table is intended to assist prospective investors in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by "you" or "us," or that "we" will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in TICC.

Stockholder Transaction Expenses
Sales load (as a percentage of offering price)	4.0%(1)
Offering expenses (as a percentage of offering price)	0.9%(2)
Dividend reinvestment plan expenses	None(3)
Total stockholder transaction expenses (as a percentage of offering price)	4.9%
Annual Expenses (as a percentage of net assets attributable to common stock)
Management fees	2.0%(4)
Incentive fees payable under our investment advisory agreement	None(5)
Interest payments on borrowed funds	None(6)
Other expenses (estimated)	0.8%
Total annual expenses (estimated)	2.8%

(1)

We have agreed to pay the dealer manager a fee for its financial advisory, marketing and soliciting services equal to 4.0% of the aggregate subscription price for the shares issued pursuant to the offer. See "The offer — Distribution arrangements."

(2)

Amount reflects estimated offering expenses of approximately $431,500, which assumes that the offer is fully subscribed. In this regard, we have agreed to reimburse the dealer manager for its out-of-pocket expenses up to $20,000. In addition, we have agreed to pay a fee to the subscription agent estimated to be $24,000 plus reimbursement for its out-of-pocket expenses related to the offer. See "The offer — Distribution arrangements."

(3)

The expenses of the dividend reinvestment plan are included in "Other expenses."

(4)

Our management fee is based on gross assets. See "Management — Investment advisory agreement."

(5)

Based on our projected net operating income and net realized gains, we do not anticipate having sufficient investment income to trigger any incentive fees for fiscal year 2004. Based on our current business plan, we expect that we will not have any capital gains and only a small amount of interest income as we complete our investments during fiscal year 2004. In subsequent years, incentive fees would increase if, and to the extent that, we earn greater interest income through our investments in portfolio companies and realize capital gains upon the sale of warrants or other equity investments in such companies. The incentive fee consists of two parts. The first part, which is payable quarterly in arrears, equals 20% of the excess, if any, of pre-incentive fee net investment income over an annual hurdle rate (equal to the interest rate payable on a five-year U.S. Treasury Note plus 5%). The second part of the incentive fee equals 20.0% of our net realized capital gains for the calendar year less any unrealized capital losses for such year and will be payable at the end of each calendar year beginning December 31, 2004. For a more detailed discussion of the calculation of this fee, see "Management — Investment advisory agreement."

(6)

Although we may incur indebtedness before the proceeds of this offering are substantially invested, we have not yet decided to what extent we will finance investments using debt. However, assuming we borrow for investment purposes an amount equal to 40% of our total assets (including such borrowed funds) and that the annual interest rate on the amount borrowed is 4%, our total annual expenses (estimated) would be as follows:

Management fees	3.3%
Incentive fees payable under investment advisory agreement (20% of net realized capital gains less unrealized capital losses and 20% of pre-incentive fee net investment income over the annual hurdle rate)	None
Interest payments on borrowed funds	2.7%
Other expenses (estimated)	0.8%
Total annual expenses (estimated)	6.8%

Fees and expenses

Example

The following example, required by the SEC, demonstrates the projected dollar amount of total cumulative expenses (including the sales load of 4.0%) that would be incurred over various periods with respect to a hypothetical investment in us. In calculating the following expense amounts, we assumed we would have no additional leverage and that our operating expenses would remain at the levels set forth in the table above.

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$67	$123	$182	$340

This example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses (including leverage and other expenses) may be greater or less than those shown. Moreover, while the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. The incentive fee under the investment advisory agreement, which, assuming a 5% annual return, would either not be payable or have a de minimis effect, is not included in the example. If we achieve sufficient returns on our investments to trigger an incentive fee of a material amount, our expenses, and returns to our investors, would be higher.

In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in our dividend reinvestment plan may receive shares valued at the market price in effect at that time. This price may be at, above or below net asset value. See "Dividend reinvestment plan" for additional information regarding our dividend reinvestment plan.

Selected financial and other data

The selected financial and other data below should be read in conjunction with our "Management's discussion and analysis of financial condition and results of operations" and the financial statements and notes thereto. The following selected financial data for the fiscal year ended December 31, 2003 is derived from our financial statements that have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm. Interim financial information is derived from unaudited financial data, but in the opinion of management, reflects all adjustments (consisting only of normal recurring adjustments) that are necessary to present fairly the results of such interim periods. Interim results at and for the nine months ended September 30, 2004, are not necessarily indicative of the results that may be expected for the year ending December 31, 2004. See "Management's discussion and analysis of financial condition and results of operations" on page 32.

	Nine Months Ended September 30, 2004	Year Ended December 31, 2003 (1)
	(dollars in thousands, except per share data)
Income statement data:
Total investment income	$4,501	$114
Total expenses	2,925	692
Net investment income (loss)	1,577	(578)
Net increase (decrease) in stockholders' equity resulting from operations	1,577	(578)

Per common share data:
Net increase (decrease) in stockholders' equity resulting from operations per common share – basic and diluted	$0.16	$(0.25)
Net asset value per common share	13.64	13.80
Dividends declared per common share	0.32	—

Selected period-end balances:
Total investment portfolio	$64,610	$—
Total assets	139,034	138,325
Borrowings	—	—
Net assets	138,101	137,970

Other data:
Number of portfolio companies	7	—

(1)

Includes period from inception date of July 21, 2003 through December 31, 2003.

Selected quarterly financial data

The following tables set forth certain quarterly financial information for each of the quarters subsequent to TICC's initial public offering. This information was derived from our unaudited financial statements. Results for any quarter are not necessarily indicative of results for the full year or for any future quarter.

	2004			2003
	Qtr 3	Qtr 2	Qtr 1	Qtr 4 (1)
	(in thousands, except per share amounts)
Investment income	$2,345	$1,243	$913	$114
Total expenses	997	968	959	692
Net investment income (loss)	1,348	275	(46)	(578)
Net increase (decrease) in stockholders' equity resulting from operations	1,348	275	(46)	(578)
Net increase (decrease) in stockholders' equity resulting from operations per common share – basic and diluted	$0.13	$0.03	$0.00	$(0.25)

(1)

For the quarter ending December 31, 2003.

Risk factors

An investment in our securities involves certain risks relating to our structure and investment objectives. The risks set out below are not the only risks we face, and we face other risks which are not yet predictable. If any of the following risks occur, our business, financial condition and results of operations could be materially adversely affected. In such case, our net asset value and the trading price of our common stock could decline, and you may lose all or part of your investment.

RISKS RELATING TO OUR BUSINESS AND STRUCTURE

We are a new company with a limited operating history.

We were incorporated in July 2003 and have a limited operating history. We are subject to all of the business risks and uncertainties associated with any new business enterprise, including the risk that we will not achieve our investment objective and that the value of your investment in us could decline substantially.

Any failure on our part to maintain our status as a business development company would reduce our operating flexibility.

If we do not remain a business development company, we might be regulated as a closed-end investment company under the 1940 Act, which would decrease our operating flexibility.

We are dependent upon TIM's key management personnel for our future success, particularly Jonathan H. Cohen, Saul B. Rosenthal and Lee D. Stern.

We depend on the diligence, skill and network of business contacts of the senior management of TIM. The senior management, together with other investment professionals, will evaluate, negotiate, structure, close, monitor and service our investments. Our future success will depend to a significant extent on the continued service and coordination of the senior management team, particularly Jonathan H. Cohen, the Chief Executive Officer of TIM, Saul B. Rosenthal, the President and Chief Operating Officer of TIM, and Lee D. Stern, the Chief Transaction Officer of TIM. Only Messrs. Rosenthal and Stern devote substantially all of their business time to our operations. None of these individuals is subject to an employment contract. The departure of any of these employees could have a material adverse effect on our ability to achieve our investment objective.

Our financial condition and results of operations will depend on our ability to manage our future growth effectively.

TIM is a recently formed investment adviser, and TICC is a recently organized company. As such, each entity is subject to the business risks and uncertainties associated with any new business enterprise, including the lack of experience in managing or operating a business development company. Our ability to achieve our investment objective will depend on our ability to grow, which will depend, in turn, on our investment adviser's ability to identify, analyze, invest in and finance companies that meet our investment criteria. Accomplishing this result on a cost-effective basis is largely a function of our investment adviser's structuring of the investment process, its ability to provide competent, attentive and efficient services to us and our access to financing on acceptable terms.

As we grow, we and TIM, through TIM's managing member, BDC Partners, will need to hire, train, supervise and manage new employees. Failure to manage our future growth effectively could have a material adverse effect on our business, financial condition and results of operations.

We operate in a highly competitive market for investment opportunities.

A large number of entities compete with us to make the types of investments that we make in technology-related companies. We compete with a large number of private equity and venture capital funds, other equity and non-equity based investment funds, investment banks and other sources of financing, including traditional financial services companies such as commercial banks and specialty finance companies. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to

Risk factors

us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a business development company. There can be no assurance that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we can offer no assurance that we will be able to identify and make investments that are consistent with our investment objective.

Our business model depends upon the development of strong referral relationships with private equity and venture capital funds and investment banking firms.

If we fail to maintain our relationships with key firms, or if we fail to establish strong referral relationships with other firms or other sources of investment opportunities, we will not be able to grow our portfolio of loans and achieve our investment objective. In addition, persons with whom we have informal relationships are not obligated to provide us with investment opportunities, and therefore there is no assurance that such relationships will lead to the origination of debt or other investments.

We may not realize gains from our equity investments.

When we invest in debt securities, we generally expect to acquire warrants or other equity securities as well. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

Because most of our investments are not in publicly traded securities, there is uncertainty regarding the value of our investments, which could adversely affect the determination of our net asset value.

Our portfolio investments are not generally in publicly traded securities. As a result, the fair value of these securities is not readily determinable. We value these securities at fair value as determined in good faith by our Board of Directors based upon the recommendation of its Valuation Committee. The Valuation Committee utilizes the services of Houlihan Lokey Howard & Zukin ("Houlihan Lokey"), an independent valuation firm. However, the Board of Directors retains ultimate authority as to the appropriate valuation of each investment. The types of factors that the Valuation Committee takes into account in providing its fair value recommendation to the Board of Directors includes, as relevant, the nature and value of any collateral, the portfolio company's ability to make payments and its earnings, the markets in which the portfolio company does business, comparison to valuations of publicly traded companies, comparisons to recent sales of comparable companies, the discounted value of the cash flows of the portfolio company and other relevant factors. Because such valuations are inherently uncertain and may be based on estimates, our determinations of fair value may differ materially from the values that would be assessed if a ready market for these securities existed.

The lack of liquidity in our investments may adversely affect our business.

As stated above, our investments are not generally in publicly traded securities. Substantially all of these securities are subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. The illiquidity of our investments may make it difficult for us to sell such investments if the need arises. Also, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments.

In addition, since we generally invest in debt securities with a term of up to seven years and hold our investments in debt securities and related equity securities until maturity of the debt, we do not expect realization events, if any, to occur in the near-term. We expect that our holdings of equity securities may require several years to appreciate in value, and we can offer no assurance that such appreciation will occur.

We may experience fluctuations in our quarterly results.

We may experience fluctuations in our quarterly operating results due to a number of factors, including the rate at which we make new investments, the interest rates payable on the debt securities we acquire, the default rate on such securities, the level of our expenses, variations in and the timing of the recognition of realized and unrealized

Risk factors

gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Even in the event the value of your investment declines, the management fee and, in certain circumstances, the incentive fee will still be payable.

The management fee is calculated as 2.0% of the value of our gross assets at a specific time. Accordingly, the management fee will be payable regardless of whether the value of our gross assets and/or your investment have decreased. Moreover, a portion of our incentive fee is payable if our net investment income for a calendar quarter exceeds a designated "hurdle rate." This portion of the incentive fee is payable without regard to any capital gain, capital loss or unrealized depreciation that may occur during the quarter. Accordingly, this portion of our incentive fee may also be payable notwithstanding a decline in net asset value that quarter. In addition, in the event we realize deferred loan interest in excess of our available capital, we may be required to liquidate assets in order to pay a portion of the incentive fee.

Regulations governing our operation as a business development company affect our ability to, and the way in which we raise additional capital, which may expose us to risks, including the typical risks associated with leverage.

Our business will require a substantial amount of capital, which we may acquire from the following sources:

Senior securities and other indebtedness

We may issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as "senior securities," up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we are permitted, as a business development company, to issue senior securities in amounts such that our asset coverage ratio, as defined in the 1940 Act, equals at least 200% of gross assets, less all liabilities and indebtedness not represented by senior securities, after each issuance of senior securities. If we issue senior securities, including preferred stock and debt securities, we will be exposed to typical risks associated with leverage, including an increased risk of loss. If we incur leverage to make investments, a decrease in the value of our investments would have a greater negative impact on the value of our common stock. If we issue debt securities or preferred stock, it is likely that such securities will be governed by an indenture or other instrument containing covenants restricting our operating flexibility. In addition, such securities may be rated by rating agencies, and in obtaining a rating for such securities, we may be required to abide by operating and investment guidelines that could further restrict our operating flexibility.

Our ability to pay dividends or issue additional senior securities would be restricted if our asset coverage ratio was not at least 200%. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when such sales may be disadvantageous. Furthermore, any amounts that we use to service our indebtedness would not be available for distributions to our common stockholders.

Common stock

We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value of our common stock if our Board of Directors determines that such sale is in the best interests of TICC and its stockholders, and our stockholders approve such sale. In certain limited circumstances, pursuant to an SEC staff interpretation, we may also issue shares at a price below net asset value in connection with a transferable rights offering so long as: (1) the offer does not discriminate among shareholders; (2) we use our best efforts to ensure an adequate trading market exists for the rights; and (3) the ratio of the offering does not exceed one new share for each three rights held. If we raise additional funds by issuing more common stock or senior securities convertible into, or exchangeable for, our common stock, the percentage ownership of our stockholders at that time would decrease and they may experience dilution. Moreover, we can offer no assurance that we will be able to issue and sell additional equity securities in the future, on favorable terms or at all.

Risk factors

Our Board of Directors is authorized to reclassify any unissued shares of stock into one or more classes of preferred stock, which could convey special rights and privileges to its owners.

Our charter permits our Board of Directors to reclassify any authorized but unissued shares of stock into one or more classes of preferred stock. We are currently authorized to issue up to 100,000,000 shares of common stock, of which 10,125,406 shares are currently issued and outstanding. In the event our Board of Directors opts to reclassify a portion of our unissued shares of common stock into a class of preferred stock, those preferred shares would have a preference over our common stock with respect to dividends and liquidation. The class voting rights of any preferred shares we may issue could make it more difficult for us to take some actions that may, in the future, be proposed by the Board of Directors and/or the holders of our common stock, such as a merger, exchange of securities, liquidation, or alteration of the rights of a class of our securities, if these actions were perceived by the holders of preferred shares as not in their best interests. The issuance of preferred shares convertible into shares of common stock might also reduce the net income and net asset value per share of our common stock upon conversion. These effects, among others, could have an adverse effect on your investment in our common stock.

A change in interest rates may adversely affect our profitability.

A portion of our income will depend upon the difference between the rate at which we borrow funds (if we do borrow) and the interest rate on the debt securities in which we invest. We anticipate using a combination of equity and long-term and short-term borrowings to finance our investment activities. Some of our investments in debt securities are at fixed rates and others at variable rates. We may, but will not be required to, hedge against interest rate fluctuations by using standard hedging instruments such as futures, options and forward contracts, subject to applicable legal requirements. These activities may limit our ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition and results of operations. Also, we have limited experience in entering into hedging transactions, and we will initially have to purchase or develop such expertise.

We will be subject to corporate-level income tax if we are unable to qualify as a RIC.

To remain entitled to the tax benefits accorded RICs under the Code, we must meet certain income source, asset diversification and annual distribution requirements. The annual distribution requirement for a RIC is satisfied if we distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, to our stockholders on an annual basis. Because we may use debt financing in the future, we may be subject to certain asset coverage ratio requirements under the 1940 Act and financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the annual distribution requirement. If we are unable to obtain cash from other sources, we may fail to qualify for special tax treatment as a RIC and, thus, may be subject to corporate-level income tax on all our income. To qualify as a RIC, we must also meet certain asset diversification requirements at the end of each calendar quarter. Failure to meet these tests may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies, any such dispositions could be made at disadvantageous prices and may result in substantial losses. If we fail to qualify as a RIC for any reason and remain or become subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions. Such a failure would have a material adverse effect on us and our stockholders.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

For federal income tax purposes, we will include in income certain amounts that we have not yet received in cash, such as original issue discount, which may arise if we receive warrants in connection with the making of a loan or possibly in other circumstances, or contracted payment-in-kind interest, which represents contractual interest added to the loan balance and due at the end of the loan term. We also may be required to include in income certain other amounts that we will not receive in cash.

Since in certain cases we may recognize income before or without receiving cash representing such income, we may have difficulty satisfying the annual distribution requirement applicable to RICs. Accordingly, we may have to sell

Risk factors

some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investments to meet these distribution requirements. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus be subject to corporate-level income tax.

There are significant potential conflicts of interest, which could impact our investment returns.

Our executive officers and directors, and the executive officers of our investment adviser, TIM, and its managing member, BDC Partners, serve or may serve as officers and directors of entities who operate in the same or related line of business as we do. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of us or our stockholders. For example, Jonathan H. Cohen, the Chief Executive Officer of TIM, BDC Partners and TICC, is the principal of JHC Capital Management, LLC, a registered investment adviser. Steven P. Novak, one of our independent directors, is also the President of Palladio Capital Management, LLC, the manager of an equity-oriented hedge fund. Charles M. Royce, the non-executive Chairman of our Board of Directors, is the President and Chief Investment Officer of Royce & Associates, LLC, the non-managing member of our investment adviser. Because of these possible conflicts of interest, such individuals may direct potential business and investment opportunities to other entities rather than to us.

In order to minimize the potential conflicts of interest that might arise, we have adopted a policy that prohibits us from making investments in, or otherwise knowingly doing business with, any company in which any fund or other client account managed by JHC Capital Management, Royce & Associates, LLC, or Palladio Capital Management holds a long or short position. The investment focus of each of these entities tends to be different from our investment objective. Nevertheless, it is possible that new investment opportunities that meet our investment objective may come to the attention of one of these entities in connection with another investment advisory client or program, and, if so, such opportunity might not be offered, or otherwise made available, to us. Also, our investment policy precluding the investments referenced above could cause us to miss out on some investment opportunities. However, our executive officers, directors and investment adviser intend to treat us in a fair and equitable manner over time consistent with their applicable duties under law so that we will not be disadvantaged in relation to any other particular client. In addition, we have adopted a formal Code of Ethics that governs the conduct of our officers and directors. Our officers and directors also remain subject to the fiduciary obligations imposed by both the 1940 Act and applicable state corporate law. Finally, we pay BDC Partners our allocable portion of overhead and other expenses incurred by BDC Partners in performing its obligations under the administration agreement, including a portion of the rent and the compensation of our Chief Financial Officer, Vice President of Business Development and other administrative support personnel, which creates conflicts of interest that our Board of Directors must monitor.

Changes in laws or regulations governing our operations may adversely affect our business.

We and our portfolio companies are subject to regulation by laws at the local, state and federal levels. These laws and regulations, as well as their interpretation, may be changed from time to time. Any change in these laws or regulations could have a material adverse effect on our business.

Our ability to invest in private companies may be limited in certain circumstances.

If we are to maintain our status as a business development company, we must not acquire any assets other than "qualifying assets" unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. If we acquire debt or equity securities from an issuer that has outstanding marginable securities at the time we make an investment, these acquired assets cannot be treated as qualifying assets. This result is dictated by the definition of "eligible portfolio company" under the 1940 Act, which in part looks to whether a company has outstanding marginable securities. For a more detailed discussion of the definition of an "eligible portfolio company" and the marginable securities requirement, see the section entitled "Regulation as a business development company."

Amendments promulgated in 1998 by the Federal Reserve expanded the definition of a marginable security under the Federal Reserve's margin rules to include any non-equity security. Thus, any debt securities issued by any entity

Risk factors

are marginable securities under the Federal Reserve's current margin rules. As a result, the staff of the SEC has raised the question to the business development company industry as to whether a private company that has outstanding debt securities would qualify as an "eligible portfolio company" under the 1940 Act.

The SEC has recently issued proposed rules to correct the unintended consequence of the Federal Reserve's 1998 margin rule amendments of apparently limiting the investment opportunities of business development companies. In general, the SEC's proposed rules would define an eligible portfolio company as any company that does not have securities listed on a national securities exchange or association. We are currently in the process of reviewing the SEC's proposed rules and assessing their impact, to the extent such proposed rules are subsequently approved by the SEC, on our investment activities. We do not believe that these proposed rules will have a material adverse effect on our operations.

Until the SEC or its staff has taken a final public position with respect to the issue discussed above, we will continue to monitor this issue closely, and may be required to adjust our investment focus to comply with and/or take advantage of any future administrative position, judicial decision or legislative action.

There can be no assurance that management will complete its assessment of the effectiveness of our internal controls over financial reporting, or that PricewaterhouseCoopers LLP, our independent registered public accounting firm, will be able to complete its report on management's assessment of our internal controls over financial reporting, prior to the filing of our Form 10-K for the current fiscal year.

Management is currently in the process of assessing the effectiveness of our internal controls over financial reporting, as required by Section 404 of the Sarbanes-Oxley Act. While we believe that management will complete its assessment in a timely manner, there can be no assurance that management's assessment will be completed prior to the filing of our Form 10-K for the current fiscal year ending December 31, 2004. In addition, we can provide no assurance that PricewaterhouseCoopers LLP, our independent registered public accounting firm, will complete its report regarding the effectiveness of our internal controls over financial reporting prior to the filing of our Form 10-K for the current fiscal year ending December 31, 2004. Pursuant to an exemptive order recently issued by the SEC, however, we may file PricewaterhouseCoopers LLP's report regarding management's assessment of the effectiveness of our internal controls over financial reporting with the SEC up to 45 days after the date our Form 10-K would otherwise be required to be filed.

Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

Our charter and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. These anti-takeover provisions may inhibit a change of control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price for our common stock.

RISKS RELATED TO OUR INVESTMENTS

Our portfolio may be concentrated in a limited number of portfolio companies in the technology-related sector, which will subject us to a risk of significant loss if any of these companies defaults on its obligations under any of its debt securities that we hold or if the technology-related sector experiences a further downturn.

A consequence of this limited number of investments is that the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment. Beyond our income tax asset diversification requirements, we do not have fixed guidelines for diversification, and our investments could be concentrated in relatively few issuers. In addition, we intend to concentrate in the technology-related sector and to invest, under normal circumstances, at least 80% of the value of our net assets (including the amount of any borrowings for investment purposes) in technology-related companies. As a result, a further downturn in the technology-related sector could materially adversely affect us.

Risk factors

The technology-related sector is subject to many risks, including volatility, intense competition, decreasing life cycles and periodic downturns.

We invest in companies in the technology-related sector, some of which may have relatively short operating histories. The revenues, income (or losses) and valuations of technology-related companies can and often do fluctuate suddenly and dramatically. Also, the technology-related market is generally characterized by abrupt business cycles and intense competition. Since mid-2000, there has been substantial excess capacity and a significant slowdown in many industries in the technology-related sector. In addition, this overcapacity, together with a cyclical economic downturn, resulted in substantial decreases in the market capitalization of many technology-related companies. While such valuations have recovered to some extent, we can offer no assurance that such decreases in market capitalizations will not recur, or that any future decreases in technology company valuations will be insubstantial or temporary in nature. Therefore, our portfolio companies may face considerably more risk of loss than companies in other industry sectors.

In addition, because of rapid technological change, the average selling prices of products and some services provided by the technology-related sector have historically decreased over their productive lives. As a result, the average selling prices of products and services offered by our portfolio companies may decrease over time, which could adversely affect their operating results and their ability to meet their obligations under their debt securities, as well as the value of any equity securities, that we may hold. This could, in turn, materially adversely affect our business, financial condition and results of operations.

Our investments in the technology-related companies that we are targeting may be extremely risky and we could lose all or part of our investments.

Although a prospective portfolio company's assets are one component of our analysis when determining whether to provide debt capital, we generally do not base an investment decision primarily on the liquidation value of a company's balance sheet assets. Instead, given the nature of the companies that TICC invests in, we also review the company's historical and projected cash flows, equity capital and "soft" assets, including intellectual property (patented and non-patented), databases, business relationships (both contractual and non-contractual) and the like. Accordingly, considerably higher levels of overall risk will likely be associated with TICC's portfolio compared with that of a traditional asset-based lender whose security consists primarily of receivables, inventories, equipment and other tangible assets. Interest rates payable by our portfolio companies may not compensate for these additional risks.

Specifically, investment in the technology-related companies that we are targeting involves a number of significant risks, including:

these companies may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any value from the liquidation of such collateral;

they typically have limited operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors' actions and market conditions, as well as general economic downturns;

because they tend to be privately owned, there is generally little publicly available information about these businesses; therefore, although TIM's agents will perform "due diligence" investigations on these portfolio companies, their operations and their prospects, we may not learn all of the material information we need to know regarding these businesses;

they are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us; and

they generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position.

Risk factors

A portfolio company's failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize our portfolio company's ability to meet its obligations under the debt securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. In addition, if a portfolio company goes bankrupt, even though we may have structured our interest as senior debt, depending on the facts and circumstances, including the extent to which we actually provided significant "managerial assistance" to that portfolio company, a bankruptcy court might recharacterize our debt holding and subordinate all or a portion of our claim to that of other creditors.

Our failure to make follow-on investments in our portfolio companies could impair the value of our portfolio.

Following an initial investment in a portfolio company, we may make additional investments in that portfolio company as "follow-on" investments, in order to: (1) increase or maintain in whole or in part our equity ownership percentage; (2) exercise warrants, options or convertible securities that were acquired in the original or subsequent financing; or (3) attempt to preserve or enhance the value of our investment.

We may elect not to make follow-on investments or otherwise lack sufficient funds to make those investments. We have the discretion to make any follow-on investments, subject to the availability of capital resources. The failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful operation. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we may not want to increase our concentration of risk, because we prefer other opportunities, or because we are inhibited by compliance with business development company requirements or the desire to maintain our tax status.

Our incentive fee may induce TIM to make speculative investments.

The incentive fee payable by us to TIM may create an incentive for TIM to make investments on our behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The way in which the incentive fee payable to TIM is determined, which is calculated as a percentage of the return on invested capital, may encourage TIM to use leverage to increase the return on our investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor holders of our common stock. Similarly, because TIM will receive the incentive fee based, in part, upon the capital gains realized on our investments, the investment adviser may invest more than would otherwise be appropriate in companies whose securities are likely to yield capital gains, as compared to income producing securities. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during cyclical economic downturns.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

We intend to invest primarily in senior debt securities, but may also invest in subordinated debt securities, issued by our portfolio companies. In some cases portfolio companies will be permitted to have other debt that ranks equally with, or senior to, the debt securities in which we invest. By their terms, such debt instruments may provide that the holders thereof are entitled to receive payment of interest or principal on or before the dates on which we are entitled to receive payments in respect of the debt securities in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligations to us. In the case of debt ranking equally with debt securities in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company. In addition, we will not be in a position to control any portfolio company by investing in its debt securities. As a result, we are subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree and the management of such companies, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not best serve our interests as debt investors.

Risk factors

Because we generally do not hold controlling equity interests in our portfolio companies, we may not be in a position to exercise control over our portfolio companies or to prevent decisions by management of our portfolio companies that could decrease the value of our investments.

Although we may do so in the future, to date we have generally not taken controlling equity positions in our portfolio companies. As a result, we are subject to the risk that a portfolio company may make business decisions with which we disagree, and the stockholders and management of a portfolio company may take risks or otherwise act in ways that are adverse to our interests. Due to the lack of liquidity for the debt and equity investments that we typically hold in our portfolio companies, we may not be able to dispose of our investments in the event we disagree with the actions of a portfolio company, and may therefore suffer a decrease in the value of our investments.

RISKS RELATED TO THIS OFFERING

Our common stock price may be volatile.

The trading price of our common stock may fluctuate substantially. The price of the common stock that will prevail in the market after this offering may be higher or lower than the price you pay, depending on many factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include, but are not limited to, the following:

price and volume fluctuations in the overall stock market from time to time;

significant volatility in the market price and trading volume of securities of regulated investment companies, business development companies or other financial services companies;

changes in regulatory policies or tax guidelines with respect to regulated investment companies or business development companies;

actual or anticipated changes in our earnings or fluctuations in our operating results or changes in the expectations of securities analysts;

general economic conditions and trends;

loss of a major funding source; or

departures of key personnel.

In the past, following periods of volatility in the market price of a company's securities, securities class action litigation has often been brought against that company. Due to the potential volatility of our stock price, we may therefore be the target of securities litigation in the future. Securities litigation could result in substantial costs and divert management's attention and resources from our business.

Our shares may trade at discounts from net asset value or at premiums that are unsustainable over the long term.

Shares of business development companies may trade at a market price that is less than the net asset value that is attributable to those shares. The possibility that our shares of common stock will trade at a discount from net asset value or at premiums that are unsustainable over the long term are separate and distinct from the risk that our net asset value will decrease. During the second and third quarters of 2004, our shares of common stock traded at a discount to the net asset value attributable to those shares. It is not possible to predict whether the rights or the shares offered hereby will trade at, above, or below net asset value.

There is a risk that you may not receive dividends or that our dividends may not grow over time.

We cannot assure you that we will achieve investment results or maintain a tax status that will allow or require any specified level of cash distributions or year-to-year increases in cash distributions. See "Price range of common stock and distributions."

Risk factors

Your interest in us may be diluted.

Stockholders who do not fully exercise their rights should expect that they will, at the completion of the offer, own a smaller proportional interest in us than would otherwise be the case if they fully exercised their rights. We cannot state precisely the amount of any such dilution in share ownership because we do not know at this time what proportion of the shares will be purchased as a result of the offer.

In addition, if the subscription price is less than our net asset value per share, then our stockholders would experience an immediate dilution of the aggregate net asset value of their shares as a result of the offer. The amount of any decrease in net asset value is not predictable because it is not known at this time what the subscription price and net asset value per share will be on the expiration date of the rights offering or what proportion of the shares will be purchased as a result of the offer. Such dilution could be substantial.

The fact that the rights are transferable may reduce the effects of any dilution as a result of the offer. Rights holders can transfer or sell their rights. The cash received from the sale of rights is partial compensation for any possible dilution. There can be no assurances, however, that a market for the rights will develop or the rights will have any value in that market.

We will have broad discretion over the use of proceeds of this offering, to the extent it is successful.

We will have significant flexibility in applying the proceeds of this offering. We will also pay operating expenses, and may pay other expenses such as due diligence expenses of potential new investments, from net proceeds. Our ability to achieve our investment objective may be limited to the extent that the net proceeds of the offering, pending full investment, are used to pay operating expenses. In addition, we can provide you no assurance that the current offering will be successful, or that by increasing the size of our available equity capital our aggregate expenses, and correspondingly, our expense ratio, will be lowered.

Forward-looking statements and projections

This prospectus contains forward-looking statements that involve substantial risks and uncertainties. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about our industry, our beliefs, and our assumptions. Words such as "anticipates," "expects," "intends," "plans," "believes," "seeks," and "estimates" and variations of these words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements including without limitation:

an economic downturn could impair our customers' ability to repay our loans and increase our non-performing assets,

an economic downturn could disproportionately impact the technology-related industry in which we concentrate causing us to suffer losses in our portfolio and experience diminished demand for capital in this industry sector, a contraction of available credit and/or an inability to access the equity markets could impair our lending and investment activities,

interest rate volatility could adversely affect our results, and the risks, uncertainties and other factors we identify in "Risk factors" and elsewhere in this prospectus and in our filings with the SEC.

Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. Important assumptions include our ability to originate new loans and investments, certain margins and levels of profitability and the availability of additional capital. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus should not be regarded as a representation by us that our plans and objectives will be achieved. These risks and uncertainties include those described or identified in "Risk factors" and elsewhere in this prospectus. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this prospectus.

The offer

PURPOSE OF THE OFFER

Our Board of Directors has determined that this rights offering is in our best interest and in the best interests of our stockholders. The offering gives record date stockholders the right to purchase additional shares at a price that is expected to be below market. The offering will increase the equity capital available for making additional investments. In order to remain relevant in the market, TICC must have sufficient liquidity to remain a credible source of capital. At our currently anticipated pace of investment activity, and given our current capital commitments, we believe that we will have limited capital available for new investments in 2005 unless we increase our present capital resources. In connection with the approval of this rights offering, our Board of Directors considered, among other things, the following factors:

the subscription price relative to the market price and to our net asset value per share;

the increased equity capital to be available upon completion of the rights offering for making additional investments consistent with our investment objective;

the dilution to be experienced by non-exercising stockholders;

the terms and expenses in connection with the offering relative to other alternatives for raising capital, including fees payable to the dealer manager;

the size of the offering in relation to the number of shares outstanding;

the market price of our common stock, both before and after the announcement of the rights offering;

the general condition of the securities markets; and

any impact on operating expenses associated with an increase in capital, including an increase in fees payable to our investment adviser.

There can be no assurance of the amount of dilution that a stockholder will experience or that the rights offering will be successful.

The purpose of setting the determination of the subscription price upon the expiration of the offer is to attract the maximum participation of stockholders in the offer, with minimum dilution to non-participating stockholders.

The transferable rights will also afford non-participating stockholders the potential of receiving cash payment upon the sale of the rights, receipt of which may be viewed as partial compensation for the dilution of their interests.

We can provide you no assurance that the current offering will be successful, or that by increasing the size of our available equity capital, our aggregate expenses and, correspondingly, our expense ratio will be lowered. In addition, our investment adviser's management fee is based upon our gross assets, which include any cash or cash equivalents that we have not yet invested in the securities of portfolio companies.

In determining that this offer was in our best interest and in the best interests of our stockholders, we have retained UBS Securities LLC, the dealer manager for this offer, to provide us with financial advisory, marketing and soliciting services relating to this offer, including advice with respect to the structure, timing and terms of the offer. In this regard, our Board of Directors considered, among other things, using a fixed pricing versus variable pricing mechanism, the benefits and drawbacks of conducting a non-transferable versus a transferable rights offering, the effect on us if this offer is not fully subscribed and the experience of the dealer manager in conducting rights offerings.

Although we have no present intention to do so, we may, in the future and in our discretion, choose to make additional rights offerings from time to time for a number of shares and on terms which may or may not be similar to this offer. Any such future rights offering will be made in accordance with the 1940 Act. For a discussion of certain benefits of this offer to our affiliates, see "— Certain effects of this offer" below.

The offer

TERMS OF THE OFFER

We are issuing to record date stockholders transferable rights to subscribe for up to approximately 3,395,135 shares. Each record date stockholder is being issued one transferable right for each whole share owned on the record date. The rights entitle each holder to acquire at the subscription price one share for every three rights held (1-for 3). Rights may be exercised at any time during the subscription period, which commences on December 29, 2004, the record date, and ends at 5:00 p.m., New York City time, on January 25, 2005, the expiration date, unless extended by us.

The rights are transferable and will be listed for trading on the Nasdaq National Market under the symbol "TICCR" during the course of the offer. The shares of our common stock, once issued, will be listed on the Nasdaq National Market under the symbol "TICC." The rights will be evidenced by subscription certificates which will be mailed to stockholders, except as discussed below under "— Foreign stockholders."

We will not issue fractional shares upon the exercise of rights; accordingly, rights may be exercised only in multiples of three. However, any stockholder on the record date who is issued fewer than three rights is entitled to subscribe for one share of our common stock in this offer, provided that this entitlement is not transferable.

The rights are transferable. Rights holders who are not record date stockholders may purchase shares as described above, which we refer to as the primary subscription, but rights holders who are not record date stockholders are not entitled to subscribe for shares pursuant to the over-subscription privilege (as described below). Rights holders who purchase shares in the primary subscription and record date stockholders who purchase shares pursuant to the over-subscription privilege are hereinafter referred to as exercising rights holders.

Shares not subscribed for during the primary subscription will be offered, by means of the over-subscription privilege, to record date stockholders who fully exercise the rights issued to them pursuant to this offer (other than those rights that cannot be exercised because they represent in the aggregate the right to acquire less than one share) and who wish to acquire more than the number of shares they are entitled to purchase pursuant to the exercise of their rights, subject to certain limitations and subject to allotment. See "— Over-subscription privilege" below.

For purposes of determining the number of shares a record date stockholder may acquire pursuant to the offer, broker-dealers, trust companies, banks or others whose shares are held of record by Cede & Co. ("Cede") or by any other depository or nominee will be deemed to be the holders of the rights that are issued to Cede or the other depository or nominee on their behalf.

There is no minimum number of rights which must be exercised in order for the offer to close.

OVER-SUBSCRIPTION PRIVILEGE

Shares not subscribed for by rights holders will be offered, by means of the over-subscription privilege, to record date stockholders who have fully exercised the rights issued to them and who wish to acquire more than the number of shares they are entitled to purchase pursuant to the primary subscription. Stockholders should indicate, on the subscription certificate that they submit with respect to the exercise of the rights issued to them, how many additional shares they are willing to acquire pursuant to the over-subscription privilege. If there are sufficient remaining shares, all record date stockholders' over-subscription requests will be honored in full. If record date stockholder requests for shares pursuant to the over-subscription privilege exceed the remaining shares available, the available remaining shares will be allocated pro-rata among stockholders who oversubscribe based on the number of rights originally issued to such stockholders. The percentage of remaining shares each over-subscribing stockholder may acquire will be rounded down to result in delivery of whole shares. The allocation process may involve a series of allocations to assure that the total number of shares available for over-subscriptions is distributed on a pro-rata basis.

Banks, brokers, trustees and other nominee holders of rights will be required to certify to the subscription agent, before any over-subscription privilege may be exercised with respect to any particular beneficial owner, as to the aggregate number of rights exercised pursuant to the primary subscription and the number of shares subscribed for pursuant to the over-subscription privilege by such beneficial owner and that such beneficial owner's primary subscription was exercised in full.

The offer

We will not offer or sell in connection with the offer any shares that are not subscribed for pursuant to the primary subscription or the over-subscription privilege.

THE SUBSCRIPTION PRICE

The subscription price for the shares to be issued pursuant to the offer will be 97.5% of the volume-weighted average of the sales prices of our shares of common stock on the Nasdaq National Market on the expiration date of the rights offering. For example, if the volume-weighted average of the sales prices of our shares of common stock on the Nasdaq National Market on the expiration date is $15.01, the subscription price would be $14.63 per share (97.5% of that price). Since the expiration date will be January 25, 2005 (unless we extend the subscription period), rights holders will not know the subscription price at the time of exercise and will be required initially to pay for both the shares subscribed for pursuant to the primary subscription and, if eligible, any additional shares subscribed for pursuant to the over-subscription privilege at the estimated subscription price of $14.63 per share. See "— Payment for shares" below. Rights holders who exercise their rights will have no right to rescind a purchase after receipt of their completed subscription certificates together with payment for shares by the subscription agent. We do not have the right to withdraw the rights or cancel this offer after the rights have been distributed.

EXPIRATION OF THE OFFER

The offer will expire at 5:00 p.m., New York City time, on January 25, 2005, unless extended by us. The rights will expire on the expiration date of the rights offering and may not be exercised thereafter.

Any extension of the offer will be followed as promptly as practicable by announcement thereof, and in no event later than 9:00 a.m., New York City time, on the next business day following the previously scheduled expiration date. Without limiting the manner in which we may choose to make such announcement, we will not, unless otherwise required by law, have any obligation to publish, advertise or otherwise communicate any such announcement other than by issuing a press release or such other means of announcement as we deem appropriate.

SUBSCRIPTION AND INFORMATION AGENT

EquiServe Trust Company, N.A., which we call the subscription agent, will act as both the subscription agent and the information agent in connection with this offer. The subscription agent will receive for its administrative, processing, invoicing and other services a fee estimated to be approximately $24,000, plus reimbursement for all out-of-pocket expenses related to the offer.

Completed subscription certificates must be sent together with full payment of the subscription price for all shares subscribed for in the primary subscription and the pursuant to over-subscription privilege (for record date stockholders) to the subscription agent by one of the methods described below. Alternatively, an Eligible Guarantor Institution may send notices of guaranteed delivery by facsimile to (781) 380-3388 which must be received by the subscription agent at or prior to 5:00 p.m., New York City time, on the expiration date of the rights offering. Facsimiles should be confirmed by telephone at (781) 843-1833 Ext. 200. We will accept only properly completed and duly executed subscription certificates actually received at any of the addresses listed below, at or prior to 5:00 p.m., New York City time, on the expiration date of the rights offering or by the close of business on the third business day after the expiration date of the rights offering following timely receipt of a notice of guaranteed delivery. See "— Payment for shares" below. In this prospectus, close of business means 5:00 p.m., New York City time, on the relevant date.

The offer

Subscription Certificate Delivery Method	Address/Number
By Notice of Guaranteed Delivery:	Contact an Eligible Guarantor Institution, which may include a commercial bank or trust company, a member firm of a domestic stock exchange or a savings bank or credit union, to notify us of your intent to exercise the rights.
By First Class Mail Only: (No Overnight /Express Mail)	EquiServe Trust Company, N.A. Attn: Corporate Actions PO Box 859208 Braintree, MA 02185
By Hand to New York Delivery Window:	EquiServe Trust Company, N.A. Attn: Corporate Actions 17 Battery Park Place, 11th Floor New York, NY 10004
By Overnight Delivery:	EquiServe Trust Company, N.A. Attn: Corporate Actions 161 Baystate Drive Braintree, MA 02184

Delivery to an address other than one of the addresses listed above will not constitute valid delivery.

Any questions or requests for assistance concerning the method of subscribing for shares or for additional copies of this prospectus or subscription certificates or notices of guaranteed delivery may be directed to the subscription agent at its telephone number and address listed below:

EquiServe Trust Company, N.A.
P.O. Box 43014
Providence, RI 02940-3014
For additional material, please call: (732) 417-2653
For questions or information, please call: (888) 248-2261

Stockholders may also contact their broker-dealers or nominees for information with respect to the offer.

SALE OF RIGHTS

The rights are transferable until the expiration date

The rights will be listed for trading on the Nasdaq National Market under the symbol "TICCR" subject to notice of issuance. We will use our best efforts to ensure that an adequate trading market for the rights will exist, although no assurance can be given that a market for the rights will develop. Trading in the rights on the Nasdaq National Market is expected to be conducted beginning on or about December 27, 2004, and continue until and including January 25, 2005 (or if the offer is extended, until the expiration date). Rights holders are encouraged to contact their broker-dealer, bank, trustee or other nominees for more information about trading of the rights.

Sales through subscription agent and dealer manager

Stockholders who do not wish to exercise any or all of their rights may instruct the subscription agent to sell any rights they do not intend to exercise themselves through or to the dealer manager. Subscription certificates representing the rights to be sold through or to the dealer manager must be received by the subscription agent on or before January 21, 2005 (or if the offer is extended, until two business days prior to the expiration date). Upon the timely receipt by the subscription agent of appropriate instructions to sell rights, the subscription agent will ask the dealer manager either to purchase or to use its best efforts to complete the sale and the subscription agent will remit the proceeds of the sale to the selling stockholders. If the rights can be sold, sales of such rights will be deemed to have been effected at the weighted-average price received by the dealer manager on the day such rights are sold. The sale price of any rights sold to the dealer manager will be based upon the then current market price for the rights. The dealer manager will also attempt to sell all rights which remain unclaimed as a result of subscription certificates being returned by the postal authorities to the subscription agent as undeliverable as of the fourth

The offer

business day prior to the expiration date of the rights offering. The subscription agent will hold the proceeds from those sales for the benefit of such non-claiming stockholders until such proceeds are either claimed or revert to the state pursuant to applicable state law. There can be no assurance that the dealer manager will purchase or be able to complete the sale of any such rights, and neither we nor the dealer manager have guaranteed any minimum sales price for the rights. If a stockholder does not utilize the services of the subscription agent and chooses to use another broker-dealer or other financial institution to sell rights, then the other broker-dealer or financial institution may charge a fee to sell the rights.

Other transfers

The rights evidenced by a subscription certificate may be transferred in whole by endorsing the subscription certificate for transfer in accordance with the accompanying instructions. A portion of the rights evidenced by a single subscription certificate (but not fractional rights) may be transferred by delivering to the subscription agent a subscription certificate properly endorsed for transfer, with instructions to register such portion of the rights evidenced thereby in the name of the transferee and to issue a new subscription certificate to the transferee evidencing such transferred rights. In such event, a new subscription certificate evidencing the balance of the rights, if any, will be issued to the stockholder or, if the stockholder so instructs, to an additional transferee. The signature on the subscription certificate must correspond to the name as written upon the face of the subscription certificate in every particular, without alteration or enlargement, or any change. A signature guarantee must be provided by an Eligible Guarantor Institution as that term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, subject to the standards and procedures adopted by us.

Stockholders wishing to transfer all or a portion of their rights should allow at least five business days prior to the expiration date of the rights offering for (i) the transfer instructions to be received and processed by the subscription agent; (ii) a new subscription certificate to be issued and transmitted to the transferee or transferees with respect to transferred rights, and to the transferor with respect to retained rights, if any; and (iii) the rights evidenced by such new subscription certificate to be exercised or sold by the recipients thereof. Neither we nor the subscription agent nor the dealer manager shall have any liability to a transferee or transferor of rights if subscription certificates are not received in time for exercise or sale prior to the expiration date of the rights offering.

Except for the fees charged by the subscription agent and dealer manager, which will be paid by us, all commissions, fees and other expenses (including brokerage commissions and transfer taxes) incurred or charged in connection with the purchase, sale or exercise of rights will be for the account of the transferor of the rights, and none of those commissions, fees or expenses will be paid by us, the subscription agent or the dealer manager.

We anticipate that the rights will be eligible for transfer through, and that the exercise of the primary subscription and the over-subscription privilege may be effected through, the facilities of the Depository Trust Company or DTC. Holders of DTC exercised rights may exercise the over-subscription privilege in respect of such DTC exercised rights by properly completing and duly executing and delivering to the subscription agent, at or prior to 5:00 p.m., New York City time, on the expiration date of the rights offering, a nominee holder over-subscription certificate or a substantially similar form satisfactory to the subscription agent, together with payment of the subscription price for the number of shares for which the over-subscription privilege is to be exercised.

METHODS FOR EXERCISING RIGHTS

Rights are evidenced by subscription certificates that, except as described below under "— Foreign stockholders," will be mailed to record date stockholders or, if a record date stockholder's shares are held by Cede or any other depository or nominee on their behalf, to Cede or such depository or nominee. Rights may be exercised by completing and signing the subscription certificate that accompanies this prospectus and mailing it in the envelope provided, or otherwise delivering the completed and duly executed subscription certificate to the subscription agent, together with payment in full for the shares at the estimated subscription price by the expiration date of the rights offering. Rights may also be exercised by contacting your broker, trustee or other nominee, who can arrange, on your behalf, to guarantee delivery of payment and delivery of a properly completed and duly executed subscription certificate pursuant to a notice of guaranteed delivery by the close of business on the third business day after the expiration date. A fee may be charged for this service. Completed subscription certificates and related payments must be received by the subscription agent prior to 5:00 p.m., New York City time, on or before the

The offer

expiration date (unless payment is effected by means of a notice of guaranteed delivery as described below under "— Payment for shares") at the offices of the subscription agent at the address set forth above. Fractional shares will not be issued upon the exercise of rights.

Exercising rights holders

Exercising rights holders who are owners of record may choose either option set forth under "— Payment for shares" below. If time is of the essence, option (2) will permit delivery of the subscription certificate and payment after the expiration date.

Record date stockholders whose shares are held by a nominee

Record date stockholders whose shares are held by a nominee, such as a bank, broker-dealer or trustee, must contact that nominee to exercise their rights. In that case, the nominee will complete the subscription certificate on behalf of the record date stockholder and arrange for proper payment by one of the methods set forth under "— Payment for shares" below.

Nominees

Nominees, such as brokers, trustees or depositories for securities, who hold shares for the account of others should notify the respective beneficial owners of the shares as soon as possible to ascertain the beneficial owners' intentions and to obtain instructions with respect to the rights. If the beneficial owner so instructs, the nominee should complete the subscription certificate and submit it to the subscription agent with the proper payment as described under "— Payment for shares" below.

All questions as to the validity, form, eligibility (including times of receipt and matters pertaining to beneficial ownership) and the acceptance of subscription forms and the subscription price will be determined by us, which determinations will be final and binding. No alternative, conditional or contingent subscriptions will be accepted. We reserve the right to reject any or all subscriptions not properly submitted or the acceptance of which would, in the opinion of our counsel, be unlawful.

FOREIGN STOCKHOLDERS

Subscription certificates will not be mailed to foreign stockholders. Foreign stockholders will receive written notice of this offer. The subscription agent will hold the rights to which those subscription certificates relate for these stockholders' accounts until instructions are received to exercise the rights, subject to applicable law. If no instructions have been received by 5:00 p.m., New York City time, on January 20, 2005, three business days prior to the expiration date (or, if the offer is extended, on or before three business days prior to the extended expiration date), the subscription agent will transfer the rights of these stockholders to the dealer manager, which will either purchase the rights or use its best efforts to sell them. The net proceeds, if any, from sale of those rights will be remitted to these stockholders.

PAYMENT FOR SHARES

Exercising rights holders may choose between the following methods of payment:

(1)

An exercising rights holder may send the subscription certificate together with payment for the shares acquired in the primary subscription and any additional shares subscribed for pursuant to the over-subscription privilege (for record date stockholders) to the subscription agent based on the estimated subscription price of $14.63 per share (97.5% of $15.01, the last reported sale price of a share on the Nasdaq National Market on December 21, 2004). To be accepted, the payment, together with a properly completed and executed subscription certificate, must be received by the subscription agent at one of the subscription agent's offices set forth above, at or prior to 5:00 p.m., New York City time, on the expiration date.

(2)

An exercising rights holder may request an Eligible Guarantor Institution as that term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, to send a notice of guaranteed delivery by facsimile or otherwise guaranteeing delivery of (i) payment of the full subscription price for the shares subscribed for in the primary subscription and any additional shares subscribed for pursuant to the

The offer

over-subscription privilege (for record date stockholders) and (ii) a properly completed and duly executed subscription certificate. The subscription agent will not honor a notice of guaranteed delivery unless a properly completed and duly executed subscription certificate and full payment for the shares is received by the subscription agent at or prior to 5:00 p.m., New York City time, on January 28, 2005 (or, if the offer is extended, by the close of business on the third business day after the expiration date).

All payments by an exercising rights holder must be in U.S. dollars by money order or check or bank draft drawn on a bank or branch located in the United States and payable to Technology Investment Capital Corp. The subscription agent will deposit all funds received by it prior to the final payment date into a segregated interest-bearing account (which interest will accrue to our benefit) pending pro-ration and distribution of the shares.

The method of delivery of subscription certificates and payment of the subscription price to us will be at the election and risk of the exercising rights holders, but if sent by mail it is recommended that such certificates and payments be sent by registered mail, properly insured, with return receipt requested, and that a sufficient number of days be allowed to ensure delivery to the subscription agent and clearance of payment prior to 5:00 p.m., New York City time, on the expiration date or the date guaranteed payments are due under a notice of guaranteed delivery (as applicable). Because uncertified personal checks may take at least five business days to clear, you are strongly urged to pay, or arrange for payment, by means of certified or cashier's check or money order.

On a date within eight business days following the expiration date, the subscription agent will send to each exercising rights holder (or, if rights are held by Cede or any other depository or nominee, to Cede or such other depository or nominee) a confirmation showing (i) the number of shares purchased pursuant to the primary subscription; (ii) the number of shares, if any, acquired pursuant to the over-subscription privilege (for record date stockholders); (iii) the per share and total purchase price for the shares; and (iv) any additional amount payable to us by the exercising rights holder or any excess to be refunded by us to the exercising rights holder, in each case based on the subscription price as determined on the expiration date. If any exercising rights holder, if eligible, exercises his or her right to acquire shares pursuant to the over-subscription privilege, any excess payment which would otherwise be refunded to him or her will be applied by us toward payment for shares acquired pursuant to the exercise of the over-subscription privilege. Any additional payment required from an exercising rights holder must be received by the subscription agent within ten business days after the confirmation date. Any excess payment to be refunded by us to an exercising rights holder will be mailed by the subscription agent to the rights holder as promptly as practicable.

Whichever of the two methods described above is used, issuance of the shares purchased is subject to collection of checks and actual payment. If an exercising rights holder who subscribes for shares pursuant to the primary subscription or over-subscription privilege (for record date stockholders) does not make payment of any amounts due by the expiration date, the date guaranteed payments are due under a notice of guaranteed delivery or within ten business days of the confirmation date, as applicable, the subscription agent reserves the right to take any or all of the following actions: (i) find other record date stockholders who wish to subscribe for such subscribed and unpaid for shares; (ii) apply any payment actually received by it from the exercising rights holder toward the purchase of the greatest whole number of shares which could be acquired by such exercising rights holder upon exercise of the primary subscription and/or the over-subscription privilege; and/or (iii) exercise any and all other rights or remedies to which it may be entitled, including, without limitation, the right to set off against payments actually received by it with respect to such subscribed for shares.

All questions concerning the timeliness, validity, form and eligibility of any exercise of rights will be determined by us, whose determinations will be final and binding. We in our sole discretion may waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as we may determine, or reject the purported exercise of any right. Subscriptions will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as we determine in our sole discretion. The subscription agent will not be under any duty to give notification of any defect or irregularity in connection with the submission of subscription certificates or incur any liability for failure to give such notification.

The offer

Exercising rights holders will have no right to rescind their subscription after receipt of their payment for shares by the subscription agent, except as provided below under "— Notice of NAV decline."

NOTICE OF NAV DECLINE

We, as required by the SEC's registration form, will suspend the offer until we amend this prospectus if, subsequent to the effective date of this prospectus, our net asset value declines more than 10% from our net asset value as of that date. Accordingly, the expiration date would be extended and we would notify record date stockholders of the decline and permit exercising rights holders to cancel their exercise of rights.

DELIVERY OF STOCK CERTIFICATES

Participants in our dividend reinvestment plan will have any shares that they acquire pursuant to the offer credited to their stockholder dividend reinvestment accounts in the plan. Stockholders whose shares are held of record by Cede or by any other depository or nominee on their behalf or their broker-dealers' behalf will have any shares that they acquire credited to the account of Cede or the other depository or nominee. With respect to all other stockholders, stock certificates for all shares acquired will be mailed after payment for all the shares subscribed for has cleared, which may take up to 15 days from the date of receipt of the payment.

FEDERAL INCOME TAX CONSEQUENCES OF THE OFFER

For federal income tax purposes, neither the receipt nor the exercise of the rights by record date stockholders will result in taxable income to such stockholders, and no loss will be realized if the rights expire without exercise.

A record date stockholder's basis in a right will be zero unless either (i) the fair market value of the right on the date of distribution is 15% or more of the fair market value of the shares with respect to which the right was distributed or (ii) the record date stockholder elects, in his or her federal income tax return for the taxable year in which the right is received, to allocate part of the basis of the shares to the right. If either of clauses (i) and (ii) is applicable, then if the right is exercised, the record date stockholder will allocate his or her basis in the shares with respect to which the right was distributed between the shares and the right in proportion to the fair market values of each on the date of distribution.

The holding period of a right received by a record date stockholder includes the holding period of the shares with regard to which the right is issued. If the right is exercised, the holding period of the shares acquired begins on the date the right is exercised.

If a right is sold, a gain or loss will be realized by the rights holder in an amount equal to the difference between the basis of the right sold and the amount realized on its disposition.

A record date stockholder's basis for determining gain or loss upon the sale of a share acquired upon the exercise of a right will be equal to the sum of the record date stockholder's basis in the right, if any, and the subscription price per share. A record date stockholder's gain or loss recognized upon a sale of a share acquired upon the exercise of a right will be capital gain or loss (assuming the share was held as a capital asset at the time of sale) and will be long-term capital gain or loss if the share is held for more than one year.

The foregoing is a general summary of the material U.S. federal income tax consequences of the offer under the provisions of the Code and Treasury regulations in effect as of the date of the prospectus that are generally applicable to record date stockholders who are United States persons within the meaning of the Code, and does not address any foreign, state or local tax consequences. The Code and Treasury regulations are subject to change or differing interpretations by legislative or administrative action, which may be retroactive. Exercising rights holders should consult their tax advisors regarding specific questions as to foreign, federal, state or local taxes.

ERISA CONSIDERATIONS

Stockholders who are employee benefit plans subject to the Employee Retirement Income Security Act of 1974, which we refer to as ERISA (including corporate savings and 401(k) plans), Keogh or H.R. 10 plans of self-employed individuals and individual retirement accounts should be aware that additional contributions of cash to a retirement plan (other than rollover contributions or trustee-to-trustee transfers from other retirement plans) in order to exercise rights would be treated as contributions to the retirement plan and, when taken together with contributions previously made, may result in, among other things, excise taxes for excess or nondeductible

The offer

contributions. In the case of retirement plans qualified under Section 401(a) of the Code and certain other retirement plans, additional cash contributions could cause the maximum contribution limitations of Section 415 of the Code or other qualification rules to be violated. It may also be a reportable distribution and there may be other adverse tax and ERISA consequences if rights are sold or transferred by a retirement plan.

Retirement plans and other tax exempt entities, including governmental plans, should also be aware that if they borrow in order to finance their exercise of rights, they may become subject to the tax on unrelated business taxable income under Section 511 of the Code. If any portion of an individual retirement account is used as security for a loan, the portion so used is also treated as distributed to the IRA depositor.

ERISA contains fiduciary responsibility requirements, and ERISA and the Code contain prohibited transaction rules that may impact the exercise of rights. Due to the complexity of these rules and the penalties for noncompliance, retirement plans should consult with their counsel and other advisers regarding the consequences of their exercise of rights under ERISA and the Code.

DISTRIBUTION ARRANGEMENTS

UBS Securities LLC, which is a broker-dealer and member of the National Association of Securities Dealers, Inc., will act as dealer manager for this offer. Under the terms and subject to the conditions contained in the dealer management agreement, the dealer manager will provide financial advisory and marketing services in connection with this offer and will solicit the exercise of rights and participation in the over-subscription privilege. This offer is not contingent upon any number of rights being exercised. We have agreed to pay the dealer manager a fee for its financial advisory, marketing and soliciting services equal to 4.0% of the aggregate subscription price for shares issued pursuant to this offer.

The dealer manager will reallow to other broker-dealers that have executed and delivered a soliciting dealer agreement and have solicited the exercise of rights, solicitation fees equal to 2.5% of the subscription price per share for each share issued pursuant to the exercise of rights as a result of their soliciting efforts. Fees will be paid by us to the broker-dealer designated on the applicable portion of the subscription certificates or, in the absence of such designation, to the dealer manager.

In addition, we have agreed to reimburse the dealer manager an amount up to $20,000 for its expenses incurred in connection with this offer. We have agreed to indemnify the dealer manager for, or contribute to losses arising out of, certain liabilities, including liabilities under the Securities Act of 1933. The dealer manager agreement also provides that the dealer manager will not be subject to any liability to us in rendering the services contemplated by the dealer manager agreement except for any act of bad faith, willful misfeasance, or gross negligence of the dealer manager or reckless disregard by the dealer manager of its obligations and duties under the dealer manager agreement.

Prior to the expiration of this offer, the dealer manager may independently offer for sale shares, including shares acquired through purchasing and exercising the rights, at prices it sets. The dealer manager may realize profits or losses independent of any fees described in this prospectus.

CERTAIN EFFECTS OF THIS OFFER

Our investment adviser will benefit from this offer because a portion of the investment advisory fee we pay to the investment adviser is based on our gross assets. See "Management — Investment advisory agreement." It is not possible to state precisely the amount of additional compensation the investment adviser will receive as a result of this offer because it is not known how many shares will be subscribed for and because the proceeds of the offer will be invested in additional portfolio securities, which will fluctuate in value. However, assuming (i) all rights are exercised, (ii) the average value of our gross assets, excluding proceeds from this offer, remains at approximately $139 million, and (iii) the estimated subscription price is $14.63 per share, and after giving effect to dealer manager fees and other expenses related to this offer, the investment adviser would receive additional annualized advisory fees of approximately $940,000 and the amount of the administrative fee received would not change. Two of our directors who voted to authorize this offer are interested persons of the investment adviser. The other three directors who approved this offer are not affiliated with the investment adviser.

Use of proceeds

If shares of our common stock are sold at the subscription price of $14.63, the net proceeds of the offer are estimated to be $47.2 million, after deducting dealer manager fees and other expenses related to this offer payable by us estimated at approximately $431,500. We plan to use the net proceeds of this offering to fund investments in accordance with our investment objective. See "Business — General."

We estimate that it will take up to one year for us to substantially invest the net proceeds of this offering, depending on the availability of attractive opportunities and market conditions. However, we can offer no assurance that we will be able to achieve this goal.

Pending these uses, we will invest the net proceeds primarily in cash, cash equivalents, and U.S. government securities and other high-quality debt investments that mature in one year or less. The management fee payable by us to our investment adviser will not be reduced while our assets are invested in such securities.

Price range of common stock and distributions

Our common stock is traded on the Nasdaq National Market under the symbol "TICC." We completed the initial public offering of our common stock in November 2003 at the price of $15.00 per share. Prior to such date there was no public market for our common stock.

The following table sets forth the range of high and low closing prices of our common stock as reported on the Nasdaq National Market and the dividends declared by us for each fiscal quarter since our initial public offering. The stock quotations are interdealer quotations and do not include markups, markdowns or commissions.

	NAV(1)	Price Range		Premium/ Discount of High Sales Price to NAV	Premium/ Discount of Low Sales Price to NAV	Cash Dividend Per Share(2)
		High	Low
Fiscal 2004
Fourth quarter (through December 21, 2004)	*	$15.70	$13.85	*	*	$0.11
Third quarter	$13.64	14.15	11.90	104%	87%	0.11
Second quarter	13.61	15.02	12.97	110%	95%	0.11
First quarter	13.69	16.75	13.86	122%	101%	0.10
Fiscal 2003
Fourth quarter	13.80	15.66	14.88	113%	108%	0.00

(1)

Net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low sales prices. The net asset values shown are based on outstanding shares at the end of each period.

(2)

Represents the dividend declared in the specified quarter.

*

Net asset value has not yet been calculated for this period.

The last reported price for our common stock on December 21, 2004 was $15.01 per share. As of December 21, 2004, we had 92 shareholders of record.

Shares of business development companies may trade at a market price that is less than the value of the net assets attributable to those shares. The possibility that our shares of common stock will trade at a discount from net asset value or at premiums that are unsustainable over the long term are separate and distinct from the risk that our net asset value will decrease. During the second and third quarters of 2004, our shares of common stock traded at a discount to the net assets attributable to those shares. As of December 21, 2004, our shares of common stock traded at a premium of approximately 110% to the net assets attributable to those shares based upon our net asset value as of September 30, 2004. It is not possible to predict whether the shares offered hereby will trade at, above, or below net asset value.

We currently intend to distribute a minimum of 90% of our ordinary income and short-term capital gains, if any, on a quarterly basis to our stockholders. On October 27, 2004, we declared a dividend of $0.11 per share for the fourth quarter.

Price range of common stock and distributions

The following table reflects the dividends per share that we have declared on our common stock:

Date Declared	Record Date	Payment Date	Amount
October 27, 2004	Dec. 10, 2004	Dec. 31, 2004	$0.11
July 28, 2004	Sept. 10, 2004	Sept. 30, 2004	0.11
May 5, 2004	June 10, 2004	June 30, 2004	0.11
February 2, 2004	March 15, 2004	April 5, 2004	0.10
Total Declared			$0.43

Our ability to make distributions will be limited by the asset coverage requirements under the 1940 Act. For a more detailed discussion, see "Regulation as a business development company".

Management currently believes that a return of capital for federal income tax purposes, which we call a tax return of capital, is likely to occur with respect to the current fiscal year. Specifically, the dividend we intend to distribute on December 31, 2004 will likely result in a tax return of capital to our shareholders. A written statement identifying the source of the dividend (i.e., net income from operations, accumulated undistributed net profits from the sale of securities, and/or paid-in-capital surplus) will accompany our fourth quarter dividend payments to our shareholders.

We have adopted a dividend reinvestment plan. If your shares of common stock are registered in your own name, your distributions will automatically be reinvested under our dividend reinvestment plan in additional whole and fractional shares of common stock, unless you opt out of our dividend reinvestment plan by delivering a written notice to our dividend paying agent. If your shares are held in the name of a broker or other nominee, you should contact the broker or nominee for details regarding opting out of our dividend reinvestment plan.

Management's discussion and analysis of financial condition and results of operations

The information contained in this section should be read in conjunction with the Selected Financial and Other Data and our financial statements and notes thereto appearing elsewhere in this prospectus.

OVERVIEW

Our investment objective is to maximize our portfolio's total return, principally by investing in the debt and/or equity securities of technology-related companies. Our primary focus is to seek current income through investment in debt and long-term capital appreciation by acquiring accompanying warrants or other equity securities. We operate as a closed-end, non-diversified management investment company, and have elected to be treated as a business development company under the 1940 Act. We have elected to be treated for tax purposes as a RIC under the Code beginning with the 2003 taxable year.

Our investment activities are managed by TIM, a registered investment adviser under the Advisers Act. TIM is owned by BDC Partners, its managing member, and Royce & Associates, LLC. Jonathan H. Cohen, our Chief Executive Officer, and Saul B. Rosenthal, our President and Chief Operating Officer, are the members of BDC Partners, and Charles M. Royce, our non-executive Chairman, is the President of Royce & Associates, LLC. Under the investment advisory agreement, we have agreed to pay TIM an annual base fee and an incentive fee based upon our performance. Under an administration agreement, we have agreed to pay or reimburse BDC Partners, as administrator, for certain expenses incurred in operating TICC.

We concentrate our investments in companies having annual revenues of less than $100 million and/or a market capitalization of less than $200 million. We focus on companies that create products or provide services requiring advanced technology and companies that compete in industries characterized by such products or services, including companies in the following businesses: Internet, IT services, media, telecommunications, semiconductors, hardware and technology-enabled services.

Our investment objective is to maximize our portfolio's total return, principally by investing in the debt and/or equity securities of technology-related companies. We seek to invest in entities that have been operating for at least one year prior to the date of our investment and that at the time of our investment have employees and revenues. Most of these companies will have financial backing provided by private equity or venture capital funds or other financial or strategic sponsors at the time we make an investment. Our investments typically range from $5 million to $15 million, mature in up to seven years and accrue interest at fixed or variable rates. As of September 30, 2004, our debt investments had stated interest rates of between 10.0% and 12.0% and maturity dates of between three and five years. In addition, our total portfolio of debt investments had a weighted average interest rate of 10.9% as of September 30, 2004 and 10.4% as of November 30, 2004, the most recent date of calculation. Our loans may carry a provision for deferral of some or all of the interest payments, which is added to the principal amount of the loan. This form of deferred interest is referred to as "payment-in-kind" or "PIK" interest and, when earned, is recorded as interest income and an increase in the principal amount of the loan. We had PIK interest of approximately $665,000 for the nine months ended September 30, 2004.

To the extent possible, our loans are collateralized by a security interest in the borrower's assets or guaranteed by a principal to the transaction. Interest payments, if not deferred, are normally payable quarterly. In addition, we seek an equity component in connection with a substantial portion of our investments, in the form of warrants to purchase stock or similar equity instruments. When we receive a warrant to purchase stock in a portfolio company, the warrant will frequently have a nominal strike price, and will entitle us to purchase a modest percentage of the borrower's stock.

In addition, as a business development company under the 1940 Act, we are required to offer to make available significant managerial assistance, for which we may receive fees, to our portfolio companies. These fees are generally non-recurring, however in some instances they may have a recurring component. We have received no fee income for managerial assistance to date.

Management's discussion and analysis of financial condition and results of operations

Prior to making an investment, we typically enter into a non-binding term sheet with the potential portfolio company. These term sheets are generally subject to a number of conditions, including but not limited to the satisfactory completion of our due diligence investigations of the company's business and legal documentation for the loan.

During the period from our initial public offering in November 2003 through December 21, 2004, we made nine loans to target companies in the total amount of approximately $82.9 million in funded capital, with a commitment of an additional $20.0 million to four of our portfolio companies.

We completed the following transactions since our initial public offering:

Portfolio Company	Date	Investment	Amount at Cost
			(in thousands)
Questia Media, Inc. (1)(2)	January 2004	Senior secured notes	$8,665
MortgageIT, Inc.	March 2004	Senior secured notes	15,000
Advanced Aesthetics Institute	March 2004	Senior secured notes Warrants to purchase common stock	10,000 —
The Endurance International Group (1)	July 2004	Senior secured notes Warrants to purchase convertible preferred stock	6,856 150
DirectRevenue, LLC	August 2004	Senior secured notes Warrants to purchase common units	6,199 240
Avue Technologies Corporation (1)	August 2004	Senior secured notes Warrants to purchase common stock	2,487 13
Trenstar Inc. (2)	September 2004	Senior secured notes Warrants to purchase convertible preferred stock	15,000 —
3001, Inc. (3)	October 2004	Senior unsecured notes	10,000
		Preferred stock Common stock	2,000 1,000
eXact Advertising, LLC (1)	November 2004	Senior secured notes Warrants to purchase common units	5,000 —
Total Investments:			$82,610

(1)

Total investment includes issuance of additional senior notes and/or warrants upon the satisfaction of certain specified conditions.

(2)

Includes a pay-in-kind component.

(3)

Preferred stock and common stock are indirectly held through limited liability company interests.

In addition, we currently have several transactions in our pipeline, and we closed two transactions during the fourth quarter of 2004, as reflected above. We continue to conduct due diligence and finalize terms regarding further transactions. However, there can be no assurance when or if these transactions will close.

In addition, we believe that we have a strong pipeline of potential transactions in various stages. We continue to work diligently toward the consummation of additional investments, and our management is actively involved in identifying and evaluating potential opportunities. As a result of our closing of two transactions during the fourth quarter of 2004, we currently believe that we have substantially invested the net proceeds from our initial public offering.

Management's discussion and analysis of financial condition and results of operations

CRITICAL ACCOUNTING POLICIES

The preparation of financial statements and related disclosures in conformity with generally accepted accounting principles in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and revenues and expenses during the periods reported. Actual results could materially differ from those estimates. We have identified our investment valuation process as our most critical accounting policy.

Investment Valuation

The most significant estimate inherent in the preparation of our financial statements is the valuation of investments and the related amounts of unrealized appreciation and depreciation of investments recorded.

We value our investment portfolio each quarter. Members of our portfolio management team provide information to our Board of Directors on each portfolio company including the most recent financial statements and forecasts, if any. In addition, we have engaged Houlihan Lokey to evaluate our portfolio investments, although our Board of Directors retains ultimate authority as to the appropriate valuation of each investment. At September 30, 2004, our Board of Directors used the information provided by the portfolio management team and Houlihan Lokey in its determination of the final fair value of investments, as noted in the Schedule of Investments.

The Board of Directors' final determination of fair value is based on some or all of the following factors, as applicable, and any other factors considered to be relevant:

the nature of any restrictions on the disposition of the securities;

assessment of the general liquidity/illiquidity of the securities;

the issuer's financial condition, including its ability to make payments and its earnings and discounted cash flows;

the markets in which the issuer does business;

the cost of the investment;

the size of the holding and the capitalization of issuer;

the nature and value of any collateral;

the prices of any recent transactions or bids/offers for the securities or similar securities or any comparable securities that are publicly traded; and

any available analyst, media or other reports or information deemed reliable by the independent valuation firm regarding the issuer or the markets or industry in which it operates.

Fair value securities may include, but are not limited to, the following:

private placements and restricted securities that do not have an active trading market;

securities whose trading has been suspended or for which market quotes are no longer available;

debt securities that have recently gone into default and for which there is no current market;

securities whose prices are stale; and

securities affected by significant events.

In addition, when we receive nominal cost warrants or free equity securities, which we call nominal cost equity, in connection with our purchase of debt securities, we allocate our cost basis in our investment between the debt securities and our nominal cost equity at the time of origination. At that time, the original issue discount basis of the nominal cost equity is recorded by increasing the cost basis in the equity and decreasing the cost basis in the related debt securities.

Management's discussion and analysis of financial condition and results of operations

RESULTS OF OPERATIONS

We were incorporated on July 21, 2003 and commenced operations in November 2003. Therefore, there is no period with which to compare the results of operations for the nine months ended September 30, 2004 and the year ended December 31, 2003.

For the nine months ended September 30, 2004

Investment and Related Portfolio Income

Investment income for the nine months ended September 30, 2004 was approximately $4,501,000. This amount primarily consisted of interest income of approximately $1,763,000 cash interest from portfolio investments, $826,000 from cash and cash equivalents, $665,000 in PIK from one of our debt investments and amortization of original issue discount of approximately $25,000. Non-recurring fee income of $1,222,000 was also recorded, which consisted primarily of origination fees earned in connection with the initiation of new investments.

Interest income from our investments in cash and cash equivalents reflects the investment of the net proceeds from our initial public offering. Income from investments in debt securities increased during the nine months ended September 30, 2004 reflecting our accrual of interest from seven new investments.

Operating Expenses

Operating expenses for the nine months ended September 30, 2004 were approximately $2,925,000. This amount consisted of investment advisory fees, salaries and benefits, professional fees, and general and administrative expenses.

The investment advisory fee for the nine months was approximately $2,077,000, representing the base management fee as provided for in our investment advisory agreement. On June 17, 2004, our shareholders approved an amendment to our investment advisory agreement that changed our base fee from 2.0% of net assets to 2.0% of gross assets. The portion of the investment advisory fee payable subsequent to that date was calculated in accordance with the terms of that amendment.

Salaries and benefits were approximately $153,000, reflecting the allocation of compensation expenses for the services of our Chief Financial Officer, office manager, and the Vice President of Business Development.

Professional fees, consisting of legal, valuation and audit fees, were approximately $354,000; in prior periods valuation fees were included in general and administrative expenses. Directors' fees were approximately $102,750 for the nine months ended September 30, 2004 and insurance costs were approximately $60,280.

General and administrative expenses, consisting primarily of custody and accounting services fees, transfer agent fees, office supplies, facilities costs and other expenses, were approximately $178,000. Office supplies, facilities costs and other expenses are allocated to us under the terms of the administration agreement with BDC Partners.

Net Increase in Stockholders' Equity Resulting from Operations

We had a net increase in stockholders' equity resulting from operations of $1,577,000 for the nine months ended September 30, 2004. Based on a weighted-average of 10,046,048 (basic and fully diluted) shares outstanding, our net increase in stockholders' equity from operations per common share for the nine months ended September 30, 2004 was $0.16 for basic and fully diluted earnings.

For the year ended December 31, 2003

Investment and Related Portfolio Income

Investment income for the period from inception (July 21, 2003) through December 31, 2003 was approximately $114,000. This amount consisted of interest income from the investment in U.S. government securities, money market funds and other high-quality debt investments from November 26, 2003 through December 31, 2003. Interest income from our investment in U.S. government securities, money market funds and other high-quality debt investments reflects the investment of the net proceeds from our initial public offering pending our investment of such proceeds in accordance with our investment objective and policies.

Management's discussion and analysis of financial condition and results of operations

Operating Expenses

Expenses for the period from inception through December 31, 2003 were approximately $692,000. This amount consisted primarily of organizational expenses, investment advisory fees, professional fees, salaries and benefits for administrative personnel, and general and administrative expenses.

Our investment advisory fees were $259,000 for the period. The remainder of the expenses incurred for the period from inception through December 31, 2003 consisted of approximately $349,000 in organization expenses, $30,000 in professional fees, $27,000 in salaries for administrative personnel, $19,000 in general and administrative expenses, and $8,000 for insurance. A substantial portion of these expenses were incurred in connection with our organization and the commencement of operations.

Net Decrease in Stockholders' Equity Resulting from Operations

As a result of the investment income and expenses described above, we had a net decrease in stockholders' equity resulting from operations of approximately $578,000 for the period from inception through December 31, 2003. Based on a weighted-average of 2,348,987 shares outstanding, our net decrease in stockholders equity resulting from operations per common share for the period from inception through December 31, 2003 was $(0.25), basic and fully-diluted.

LIQUIDITY AND CAPITAL RESOURCES

At September 30, 2004, we had investments in debt securities of, or loans to, seven private companies, totaling approximately $64.6 million. This number includes approximately $665,000 in accrued PIK interest which, as described above, is added to the carrying value of our investments. In addition, we made two subsequent investments during the fourth quarter of 2004. Please see "Portfolio companies" for more information.

Cash provided by operating activities for the nine months ended September 30, 2004, consisting primarily of the items described above in "Results of Operations," was approximately $930,000, reflecting net investment income, offset to some degree by non-cash income related to PIK interest and original issue discount, and the increase in accrued interest receivable.

During the nine months ended September 30, 2004, cash and cash equivalents decreased from approximately $138.2 million at the beginning of the period to approximately $73.8 million at the end of the period, due primarily to our investing activities. As a business development company, we expect to have an ongoing need to raise additional capital for investment purposes. As a result, we expect from time to time to access the debt and/or equity markets when we believe it is necessary and appropriate to do so.

In order to qualify as a regulated investment company and to avoid corporate level tax on the income we distribute to our stockholders, we are required, under Subchapter M of the Code, to distribute at least 90% of our ordinary income and realized net short-term capital gains to our stockholders on an annual basis. In accordance with these requirements, we declared a dividend of $0.10 per common share for the first quarter of 2004, which was paid in April 2004, a dividend of $0.11 per share for the second quarter of 2004, which was paid on June 30, 2004 and a dividend of $0.11 per share in the third quarter which was paid on September 30, 2004. On October 27, 2004, we declared a dividend of $0.11 per share for the fourth quarter.

To the extent our earnings fall below management's annual estimate, however, a portion of the total amount of our dividends for the fiscal year may be deemed a tax return of capital to our stockholders. Management currently believes that a tax return of capital is likely to occur with respect to the current fiscal year. Specifically, the dividend we intend to distribute on December 31, 2004 may result in a tax return of capital to our shareholders. A written statement identifying the source of the dividend (i.e., net income from operations, accumulated undistributed net profits from the sale of securities, and/or paid-in-capital surplus) will accompany our fourth quarter dividend payments to our shareholders.

CERTAIN RELATED PARTY TRANSACTIONS

TIM is owned by BDC Partners, its managing member, and Royce & Associates, LLC. Jonathan H. Cohen, our Chief Executive Officer, and Saul B. Rosenthal, our President and Chief Operating Officer, are the members of BDC Partners, and Charles M. Royce, our non-executive Chairman, is the President of Royce & Associates, LLC. Since our initial public offering in November 2003 to September 30, 2004, TICC paid or owed to TIM investment

Management's discussion and analysis of financial condition and results of operations advisory fees of approximately $2,336,000, and paid or owed to BDC Partners approximately $180,000 as reimbursement for compensation expenses paid by BDC Partners to employees for administrative services rendered to TICC, pursuant to an administration agreement. In addition, TICC reimbursed TIM and BDC Partners for organizational and offering expenses of $332,600 which were advanced by them on behalf of TICC in connection with TICC's initial public offering in November 2003.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

We are subject to financial market risks, including changes in interest rates. As of September 30, 2004, three loans in our portfolio were at fixed rates. Over time some of our investments will be at variable rates. We may in the future hedge against interest rate fluctuations by using standard hedging instruments such as futures, options and forward contracts. While hedging activities may insulate us against adverse changes in interest rates, they may also limit our ability to participate in the benefits of lower interest rates with respect to our portfolio of investments.

Business

GENERAL

We are a specialty finance company principally providing capital to small- and medium-sized technology-related companies. Technology-related companies are businesses that focus on the following sectors: software, Internet, IT services, media, telecommunications, semiconductors, hardware and technology-enabled services. We completed our initial public offering in November 2003 and have since invested $102.9 million (consisting of $82.9 million in funded capital and $20.0 million in committed capital) in nine portfolio companies.

Our investment objective is to maximize our portfolio's total return, principally by investing in the debt and/or equity securities of technology-related companies. Our primary focus is on seeking current income by investing in debt securities. We also seek to provide our stockholders with long-term capital growth through the appreciation in the value of warrants or other equity instruments that we may receive when we make debt investments, or equity investments in technology-related companies.

Our capital is generally used by our portfolio companies to finance organic growth, acquisitions, recapitalizations and working capital. Our investment decisions are based on extensive analysis of potential portfolio companies' business operations supported by an in-depth understanding of the quality of their recurring revenues and cash flow, variability of costs and the inherent value of their assets, including proprietary intangible assets and intellectual property.

We concentrate our investments in companies having annual revenues of less than $100 million and/or a market capitalization of less than $200 million. Our investments typically range from $5 million to $15 million, mature in up to seven years and accrue interest at fixed or variable rates.

Our investment activities are managed by TIM. TIM is an investment adviser registered under the Advisers Act. TIM is owned by BDC Partners, its managing member, and Royce & Associates, LLC. Jonathan H. Cohen, our Chief Executive Officer, and Saul B. Rosenthal, our President and Chief Operating Officer, are the members of BDC Partners, and Charles M. Royce, our non-executive Chairman, is the President of Royce & Associates, LLC. Under the investment advisory agreement, we have agreed to pay TIM an annual base management fee based on our gross assets as well as an incentive fee based on our performance. See "Management — Investment advisory agreement."

We were founded in July 2003 and completed an initial public offering of shares of our common stock in November 2003. We are a Maryland corporation and a closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the 1940 Act. As a business development company, we are required to meet certain regulatory tests, including the requirement to invest at least 70% of our total assets in eligible portfolio companies. See "Regulation as a business development company." In addition, we have elected to be treated for federal income tax purposes as a RIC under the Code.

We intend to concentrate in the technology sector and to invest, under normal circumstances, at least 80% of the value of our net assets (including the amount of any borrowings for investment purposes) in technology-related companies.

Our headquarters are at 8 Sound Shore Drive, Suite 255 Greenwich, Connecticut and our telephone number is
(203) 983-5275.

MARKET OPPORTUNITY

The period since mid-2000 has seen a dramatic shift in the competitive landscape across the technology-related sector. Significant declines in corporate and consumer demand for information technology products and services have driven vigorous price competition and spurred numerous corporate reorganizations in technology-related industries. Many companies have merged with competitors, scaled back their operations or simply closed down in response to these difficult business conditions, and we expect to see further consolidation in these industries. At the same time, technology-related companies with strong balance sheets, stable revenues and efficient operating structures are benefiting from the consolidation or elimination of competitors in their markets.

Business

Large, underserved market for product

Following the technology-related market downturn, an increasing number of well-positioned technology-related companies have been seeking to raise capital. Historically, growing technology-related companies have generally relied upon equity rather than debt financing. As a result, the market for debt financing for technology-related   companies is generally less developed than the debt markets serving other industries. In spite of the large number of technology-related companies in the United States today, we believe that these companies are significantly underserved by traditional lenders such as banks, savings and loan institutions and finance companies for the following reasons:

Non-traditional financial profile – The balance sheet of a technology-related company often includes a disproportionately large amount of intellectual property assets as compared to the balance sheets of industrial and service companies, which makes them difficult to evaluate using traditional lending criteria. Additionally, the high revenue growth rates characteristic of technology-related companies often render them difficult to evaluate from a credit perspective. Moreover, technology-related companies often incur relatively high expenditures for research and development, utilize unorthodox sales and marketing techniques and selling channels, and experience rapid shifts in technology, consumer demand and market share. These attributes can make it difficult for traditional lenders to analyze technology-related companies using conventional analytical methods.

Industry scale, concentration and regulation – Many companies in technology-related industries lack the size, and the markets in which they operate lack the scale, necessary to service large loans by traditional lenders. In the banking industry, in particular, consolidation over the last decade has increased the size, and reduced the number, of surviving banks. The surviving institutions have sought to limit their credit exposures to, and the monitoring costs associated with loans to, smaller businesses. In addition, traditional lending institutions operate in a regulatory environment that favors lending to large, established businesses. In response to such regulation, many traditional lending institutions have developed loan approval processes which conflict with the entrepreneurial culture of smaller technology-related companies.

For the reasons outlined above, we believe that many viable technology-related companies have either not been able, or have elected not, to obtain financing from traditional lending institutions. We believe that these factors are likely to continue, given the ongoing consolidation in the financial services industry.

Complementing private equity and venture capital funds

Our investment approach complements other sources of capital available to technology-related companies. For example, although we may compete with private equity and venture capital funds as a source of capital for such businesses, those types of investors typically invest primarily in equity-based securities. We believe that the nature of our investments in debt securities is often viewed by such entities as an attractive alternative source of capital. Private equity and venture capital funds often base their investments on anticipated annual internal rates of return that are substantially higher than the annual internal rates of return that we set as our operating target. Moreover, private equity and venture capital funds generally require a significantly greater percentage of equity ownership interests than we require. However, private equity and venture capital investments typically entail considerably more risk than the debt investments that we make, as they are usually uncollateralized and rank lower in priority in the capital structure of the portfolio companies. We believe the prospect of obtaining additional capital without incurring substantial incremental dilution makes us attractive to owner-managers as a prospective source of capital.

In addition, in many cases, we expect that private equity and venture capital funds will generally welcome an investment by us in their portfolio companies. After making an initial investment, these funds often seek to stabilize or reduce their financial exposure to their portfolio companies, a goal that financing from us could accomplish by providing non-equity capital. In the current investment climate, it is possible that we will offer one of the only viable alternative source of capital for a technology-related company other than incremental equity investments by the company's existing financial sponsors. As such, we provide technology-related companies and their financial sponsors with an opportunity to diversify the company's capital sources. In addition to enabling incremental growth, this can facilitate access to other alternative sources of capital in the future.

Business

COMPETITIVE ADVANTAGES

We believe that we are well positioned to provide financing to technology-related companies for the following reasons:

Focus on technology;

Expertise in originating, structuring and monitoring investments;

Flexible investment approach; and

Established deal sourcing network.

Focus on technology

We concentrate our investments in companies in technology-related industries. We believe that this focus, together with our experience in analyzing and financing such companies, affords us a sustainable competitive advantage. In particular, we have expertise in assessing the value of intellectual property assets, and in evaluating the operating characteristics of technology-related companies. As a result, we believe that we have a competitive advantage over less specialized lenders, particularly over lenders with limited experience in lending to technology-related companies. In addition, we believe that our specialization in financing companies within the technology sector enables us to advise portfolio companies on consolidation and exit financing opportunities more rapidly and effectively than less specialized lenders.

Expertise in originating, structuring and monitoring investments

We believe that our strong combination of experience and contacts in the technology sector has attracted well-positioned prospective portfolio companies.

Jonathan H. Cohen, our Chief Executive Officer, has more than 15 years of experience in technology-related equity research and investment. He was named to Institutional Investor's "All-American" research team in 1996, 1997 and 1998. During his career, Mr. Cohen has managed technology research groups covering computer software and hardware companies, telecommunication companies and semiconductor companies at several firms, including Wit SoundView, Merrill Lynch & Co., UBS Securities and Salomon Smith Barney. Mr. Cohen is currently the portfolio manager of Royce Technology Value Fund, a technology-focused mutual fund.

Saul B. Rosenthal, our President and Chief Operating Officer, has six years of experience in the capital markets, with a focus on small to middle-market transactions in the technology sector. Mr. Rosenthal previously served as President of Privet Financial Securities, LLC, a broker-dealer providing advisory services to technology companies, and previously led the private financing/public company effort at SoundView Technology Group, where he co-founded SoundView's Private Equity Group. He was a Vice-President and co-founder of the Private Equity Group at Wit Capital from 1998 to 2000. Prior to joining Wit Capital, Mr. Rosenthal was an attorney at the law firm of Shearman & Sterling LLP.

Lee D. Stern, our Executive Vice President and Chief Transaction Officer, has more than 20 years of financial and investment experience in leveraged finance and in financing technology companies. Prior to joining TICC, Mr. Stern was a senior professional at Hill Street Capital, and prior to that, he was a partner of Thomas Weisel Partners and its predecessor, NationsBanc Montgomery, where he focused on leveraged transactions relating to acquisition finance and leveraged buyouts, including private and public mezzanine finance. Mr. Stern was also previously a managing director at Nomura Securities International, Inc., where he played a key role in building that firm's merchant banking and principal debt investing business, and was a member of Nomura Securities International's commitment and underwriting committees.

We believe that our extensive experience in researching, analyzing and investing in technology companies and structuring debt investments affords us a competitive advantage in providing financing to technology-related companies.

Business

Flexible investment approach

We have significant flexibility in selecting and structuring our investments. We are not subject to many of the regulatory limitations that govern traditional lending institutions such as banks. Also, we have fairly broad latitude as to the term and nature of our investments. We recognize that technology-related companies regularly make corporate development decisions that impact their financial performance, valuation and risk profile. In some cases, these decisions can favorably impact long-term enterprise value at the expense of short-term financial performance. We seek to structure our investments so as to take into account the uncertain and potentially variable financial performance of our portfolio companies. This enables our portfolio companies to retain access to committed capital at different stages in their development and eliminate some of the uncertainty surrounding their capital allocation decisions. We calculate rates of return on invested capital based on a combination of up-front commitment fees, current and deferred interest rates and exit values, which may take the form of common stock, warrants, or other equity-linked instruments. We believe that this flexible approach to structuring investments will facilitate positive, long-term relationships with our portfolio companies and their equity sponsors and enable us to become a preferred source of capital to them. We also believe our approach should enable debt financing to develop into a viable alternative capital source for funding the growth of technology-related companies that wish to avoid the dilutive effects of equity financings for existing equity holders.

We are not subject to periodic capital return requirements. Such requirements, which are standard for most private funds, typically require that such funds return to investors the initial capital investment after a pre-agreed time, together with any capital gains on such investment. These provisions often force such funds to seek the return of their investments in portfolio companies through mergers, public equity offerings or other liquidity events more quickly than they otherwise might, which can result in a lower overall return to investors and adversely affect the ultimate viability of the affected portfolio companies. We believe that our flexibility to take a longer-term view should help us to maximize returns on our invested capital while still meeting the needs of our portfolio companies.

Established deal sourcing network

Through the senior investment professionals of TIM and our directors, we have extensive contacts and sources from which to generate investment opportunities. These contacts and sources include private equity and venture capital funds, public and private companies, investment bankers, attorneys, accountants and commercial bankers. We believe that senior professionals of TIM have developed strong reputations within the investment community over their years in the investment banking, investment management and equity research businesses.

INVESTMENT PROCESS

Identification of prospective portfolio companies

We identify and source new prospective portfolio companies through a network of venture capital and private equity funds, investment banks, accounting and law firms and direct company relationships. We have identified several criteria that we believe are important in seeking our investment objective with respect to technology-related companies. These criteria provide general guidelines for our investment decisions; however, we do not require each prospective portfolio company in which we choose to invest to meet all of these criteria.

Experienced management – We generally require that our portfolio companies have an experienced management team. We also require the portfolio companies to have in place proper incentives to induce management to succeed and to act in concert with our interests as investors, including having significant equity interests.

Significant financial or strategic sponsor and / or strategic partner – We prefer to invest in technology-related companies in which established private equity or venture capital funds or other financial or strategic sponsors have previously invested and are willing to make an ongoing contribution to the management of the business.

Strong competitive position in industry – We seek to invest in technology-related companies that have developed a strong competitive position within their respective sector or niche of a technology-related industry.

Business

Profitable on a cash flow basis – We focus on technology-related companies that are profitable or nearly profitable on an operating cash flow basis. Typically, we would not expect to invest in start-up companies.

Clearly defined exit strategy – Prior to making an investment in a debt security that is accompanied by an equity-based security in a portfolio company, we analyze the potential for that company to increase the liquidity of its common equity through a future event that would enable us to realize appreciation, if any, in the value of our equity interest. Liquidity events may include an initial public offering, a merger or an acquisition of the company, a private sale of our equity interest to a third party, or a purchase of our equity position by the company or one of its stockholders.

Liquidation value of assets – Although we do not operate as an asset-based lender, the prospective liquidation value of the assets, if any, collateralizing the debt securities that we hold is an important factor in our credit analysis. We emphasize both tangible assets, such as accounts receivable, inventory and equipment, and intangible assets, such as intellectual property, software code, customer lists, networks and databases.

Due diligence

If a technology-related company meets some of the characteristics described above, we perform a preliminary due diligence review including company and technology assessments, market analysis, competitive analysis, evaluation of management, risk analysis and transaction size, pricing and structure analysis. The criteria delineated below provide general parameters for our investment decisions, although not all of such criteria will be followed in each instance. Upon successful completion of this preliminary evaluation process, we will decide whether to deliver a non-binding letter of intent, after which we generally receive an upfront advance to cover our due diligence-related expenses, begin the due diligence process and move forward towards the completion of a transaction.

The following outlines our due diligence process:

Management team and financial sponsor

management assessment including a review of management's track record with respect to product development and marketing, mergers and acquisitions, alliances, collaborations, research and development outsourcing and other strategic activities, reference and background checks; and

financial sponsor reputation, track record, experience and knowledge.

Business

industry and competitive analysis;

customer and vendor interviews to assess both business prospects and standard practices of the company;

assessment of likely exit strategies; and

potential regulatory / legal issues.

Financial condition

detailed review of the historical financial performance and the quality of earnings;

development of detailed pro forma financial projections;

review of internal controls and accounting systems;

review of assets and liabilities, including contingent liabilities; and

customer and vendor interviews to assess both business prospects and standard practices of the company.

Technology assessment

evaluation of intellectual property position;

review of research and development milestones;

Business

analysis of core technology under development;

assessment of collaborations and other technology validations; and

assessment of market and growth potential.

Contemporaneous with our due diligence process, the investment team prepares a detailed credit memorandum for presentation to the investment committee.

Investment structuring

We seek to achieve a high level of current income by investing in debt securities, consisting primarily of senior notes, senior subordinated notes and junior subordinated notes, of technology-related companies. We also seek to provide our stockholders with long-term capital growth through the appreciation in the value of warrants or other equity instruments that we may receive when we make loans.

In structuring our investments, we ascertain the asset quality as well as the earnings quality of our prospective portfolio companies. Frequently, we obtain a senior secured position and thus receive a perfected, first priority security interest in substantially all of our portfolio companies' assets, which entitles us to a preferred position on payments in the event of liquidation, and in many cases a pledge of the equity by the equity owners. In addition, we structure loan covenants to assist in the management of risk. Our loan documents ordinarily include affirmative covenants that require the portfolio company to take specific actions such as periodic financial reporting, notification of material events and compliance with laws, restrictive covenants that prevent portfolio companies from taking a range of significant actions such as incurring additional indebtedness or making acquisitions without our consent, covenants requiring the portfolio company to maintain or achieve specified financial ratios such as debt to cash flow, interest coverage and operating covenants requiring them to maintain certain operational benchmarks such as minimum revenue or minimum cash flow. Our loan documents also contain customary events of default such as non-payment, breach of covenant, insolvency and change of control.

Senior Debt

The senior debt in which we invest generally holds a senior position in the capital structure of a portfolio company. Such debt may include loans that hold the most senior position, loans that hold an equal ranking with other senior debt, or loans that are, in the judgment of our investment adviser, in the category of senior debt. A senior position in the borrower's capital structure generally gives the holder of the senior debt a claim on some or all of the borrower's assets that is senior to that of subordinated debt, preferred stock and common stock in the event the borrower defaults or becomes bankrupt. The senior debt in which we invest may be wholly or partially secured by collateral, or may be unsecured.

Senior Subordinated Debt

Senior subordinated debt is subordinated in its rights to receive its principal and interest payments from the borrower to the rights of the holders of senior debt. As a result, senior subordinated debt is riskier than senior debt. Although such loans are sometimes secured by significant collateral, we principally rely on the borrower's cash flow for repayment. Additionally, we often receive warrants to acquire shares of stock in borrowers in connection with these loans.

Junior Subordinated Debt

Structurally, junior subordinated debt is subordinate in priority of payment to senior debt (and is often unsecured), but is senior in priority to equity. Junior subordinated debt often has elements of both debt and equity instruments, having the fixed returns associated with senior debt while also providing the opportunity to participate in the future growth potential of a company through an equity component, typically in the form of warrants. Due to its higher risk profile and less restrictive covenants, loans associated with junior subordinated debt financing generally earn a higher return than senior debt or senior subordinated debt instruments.

Business

ONGOING RELATIONSHIPS WITH PORTFOLIO COMPANIES

Monitoring

We monitor the financial trends of each portfolio company to assess the appropriate course of action for each company and to evaluate overall portfolio quality. We closely monitor the status and performance of each individual company on at least a quarterly and, in most cases, a monthly basis.

We have several methods of evaluating and monitoring the performance of our debt and equity positions, including but not limited to the following:

assessment of business development success, including product development, profitability and the portfolio company's overall adherence to its business plan;

periodic and regular contact with portfolio company management to discuss financial position, requirements and accomplishments;

periodic formal update interviews with portfolio company management and, if appropriate, the financial or strategic sponsor;

attendance at and participation in board meetings; and

review of monthly and quarterly financial statements and financial projections for portfolio companies.

Managerial assistance

As a business development company, we are required to offer, and in some cases may provide and be paid for, significant managerial assistance to portfolio companies. This assistance typically involves monitoring the operations of portfolio companies, participating in their board and management meetings, consulting with and advising their officers and providing other organizational and financial guidance.

COMPETITION

Our primary competitors to provide financing to technology-related companies include private equity and venture capital funds, other equity and non-equity based investment funds and investment banks and other sources of financing, including traditional financial services companies such as commercial banks and specialty finance companies. Many of these entities have greater financial and managerial resources than we will have. For additional information concerning the competitive risks we face, see "Risk factors — We operate in a highly competitive market for investment opportunities."

EMPLOYEES

We have no employees. Our day-to-day investment operations are managed by our investment adviser. In addition, we reimburse BDC Partners for an allocable portion of expenses incurred by it in performing its obligations under the administration agreement, including a portion of the rent and the compensation of our Chief Financial Officer and Vice President of Business Development and other administrative support personnel. See "Management — Investment advisory agreement."

LEGAL PROCEEDINGS

Although we may, from time to time, be involved in litigation arising out of our operations in the normal course of business, we are not a party to any pending material legal proceedings.

Portfolio companies

The following table sets forth certain information as of December 21, 2004, regarding each portfolio company in which we had a debt or equity investment. The general terms of our loans and other investments are described in "Business — Investment Process — Investment structuring." We offer to make available significant managerial assistance to our portfolio companies. We may receive rights to observe the meetings of our portfolio companies' board of directors. Other than these investments, our only relationships with our portfolio companies are the managerial assistance we may separately provide to our portfolio companies, which services would be ancillary to our investments.

Name and Address of Portfolio Company (1)	Industry	Investment	Percentage of Class Held	Cost	Fair Value (2)
				(in thousands)
Questia Media, Inc. 24 Greenway Plaza Suite 1000A Houston, TX 77406	digital media	senior secured notes (3)(4)	—	$8,665	$8,665
MortgageIT, Inc. 33 Maiden Lane 6th Floor New York, NY 10038	financial services	senior secured notes	—	15,000	15,000
Advanced Aesthetics Institute 575 North Flager Drive	medical services	senior secured notes	—	10,000	10,000
P-300 West Palm Beach, FL 33401		warrants to purchase common stock	3.0%	—	—
The Endurance International Group	webhosting	senior secured notes (4)	—	6,856	6,856
70 Blanchard Road Burlington, MA 01803		warrants to purchase convertible preferred stock (5)	1.5%	150	150
DirectRevenue, LLC 107 Grand Street	internet advertising	senior secured notes	—	6,199	6,199
3rd Floor New York, NY 10013		warrants to purchase common units	1.0%	240	240
Avue Technologies Corporation	software	senior secured notes (4)	—	2,487	2,487
1145 Broadway Plaza Suite 800 Tacoma, WA 98402		warrants to purchase common stock	1.0%	13	13
Trenstar Inc. 5613 DTC Parkway	logistics technology	senior secured notes (3)	—	15,000	15,000
Greenwood Village, CO 80111		warrants to purchase convertible preferred stock (5)	1.8%	—	—
3001, Inc.	geospatial imaging	senior unsecured notes	—	10,000	(6)
600 Cities Service Highway		preferred stock (7)	34.9%	2,000	(6)
Sulphur, LA 70664		common stock (7)	11.5%	1,000	(6)
eXact Advertising, LLC	internet advertising	senior secured notes (4)	—	5,000	(6)
126 5th Avenue		warrants to purchase
New York, NY 10011		common units	1.5%	—	(6)
Total Investments:				$82,610	$82,610(8)

(1)

We do not "control" and are not an "affiliate" of any of our portfolio companies, each as defined in the 1940 Act. In general, under the 1940 Act, we would "control" a portfolio company if we owned 25% or more of its voting securities and would be an "affiliate" of a portfolio company if we owned 5% or more of its voting securities.

(2)

Fair value is determined in good faith by our Board of Directors.

(3)

Investment includes payment-in-kind interest.

(4)

Transaction also includes a commitment to fund additional investments.

(5)

Expressed as a percentage of common stock outstanding.

(6)

Because these investments were made subsequent to the quarter ended September 30, 2004, our Board of Directors has not yet determined the fair value of these investments.

(7)

Preferred stock and common stock are indirectly held through limited liability company interests.

(8)

This total includes the investments for which our Board of Directors has not yet determined the fair value. See note 6 above. Such investments are included at cost.

Portfolio companies

Set forth below is a brief description of each of our portfolio companies.

Questia Media, Inc.

Our original investment in Questia consisted of $10 million in senior secured notes, of which $8 million was made available to Questia at closing with the remaining $2 million available to be drawn down as the company meets certain financial milestones.

Questia provides unlimited access to the full content of an extensive collection of books, journal, magazine and newspaper articles, as well as a wide range of tools, including highlighter, markup, automatic footnotes and bibliography builder. For students and researchers worldwide, the Questia service enables them to efficiently research and compose papers at any time, from any computer with Internet connectivity.

MortgageIT, Inc.

Our original investment in MortgageIT consisted of $15 million in senior secured notes.

MortgageIT is a full-service residential mortgage bank offering a broad array of home mortgage products through an extensive nationwide network of both retail and wholesale offices as well as through MortgageIT's Internet operations. MortgageIT conducts business through its IPI Skyscraper, MIT Lending and MortgageIT.com operations.

Advanced Aesthetics Institute

Our original investment in Advanced Aesthetics consisted of $10 million in senior secured notes and warrants to purchase common stock.

Advanced Aesthetics has created and is expanding the industry's first integrated, branded source for aesthetics-improvement services and products that provide predictable results inside a trusted, high service environment. Advanced Aesthetics utilizes credentialed cosmetic medical practitioners that deliver protocol-driven procedures that are overseen by a market leading team of cosmetic medical thought leaders and Johns Hopkins Medicine. In addition, Advanced Aesthetics is the first aesthetic services provider with the ability to track and document treatment outcomes. Advanced Aesthetics uses a host of mature and evolving technologies for measuring the efficacy of skin care, surgical and dental interventions, which includes detailed analysis of skin quality, facial feature symmetry and the potential for dental improvements.

The Endurance International Group

Our original investment in Endurance consisted of $10 million in senior secured notes and warrants to purchase convertible preferred stock, of which $7 million was made available to Endurance at closing with the remaining $3 million available to be drawn down as the company meets certain financial milestones.

Endurance is a leading provider of shared website hosting and other online services for small and medium-sized businesses. Endurance currently manages a number of website hosting properties, each of which is a provider of web services to a targeted segment of the small business community.

DirectRevenue, LLC

Our original investment in Direct Revenue consisted of $6.7 million in senior secured notes and warrants to purchase common units.

DirectRevenue provides a suite of technology solutions that enable marketers to deliver highly targeted contextual advertisements to consumers and enables providers of software, services and content to offer free, ad-supported versions of their products.

Avue Technologies Corporation

Our original investment in Avue consisted of $7.5 million in senior secured notes and warrants to purchase common stock, of which $2.5 million was made available to Avue at closing with the remaining $5 million available to be drawn down as the company meets certain financial milestones.

Avue is the recognized market leader and technology innovator in public sector workforce management. The company provides the public sector with integrated technology and service solutions that dramatically increase organization-wide management effectiveness, workforce productivity, and manager and worker satisfaction.

Portfolio companies

TrenStar, Inc.

Our original investment in TrenStar consisted of $15 million in senior secured notes and warrants to purchase common convertible preferred stock.

TrenStar's supply chain technology and services heritage has evolved into a pioneering radio frequency identification ("RFID")-enabled, "pay-per-use" model of mobile asset management designed to reduce transportation and operating costs for companies invested in containers that move raw materials, work-in-progress and finished goods through the supply chain. TrenStar's three-part asset management, logistics services and supply chain technology solutions, integrating RFID and container tracking software, is offered to qualified clients for no up front cost. TrenStar and its affiliates focus on brewing, beverage, food, synthetic rubber, air cargo, healthcare and other asset-intensive industries.

3001, Inc.

Our original investment in 3001 consisted of $10 million in senior unsecured notes, $2 million in preferred stock and $1 million in common stock.

3001 is a leading single-source provider of geospatial data production and analysis, including airborne imaging, surveying, mapping, and Geographic Information Systems (GIS). 3001 maintains its leadership position in mapping and remote sensing technologies by developing, adapting and commercializing new technologies and software to reveal new information about the earth, to increase mapping accuracy, and to accelerate the speed of production.

eXact Advertising, LLC

Our original investment in eXact consisted of $15 million in senior secured notes and warrants to purchase common units, of which $5 million was made available to eXact at closing with the remaining $10 million available to be drawn down as the company meets certain financial milestones.

eXact focuses on the delivery of a suite of online solutions that provide highly-targeted advertising to customers based on real-time behavior.

Determination of net asset value

We determine the net asset value of our investment portfolio each quarter.

Portfolio investments for which market prices are available are valued at those prices. However, all of our portfolio investments were acquired in privately negotiated transactions and have no readily available market values. As a result, our Board of Directors determines in good faith the fair value of all of our portfolio investments based upon the recommendation of its Valuation Committee. The Valuation Committee utilizes the services of Houlihan Lokey in arriving at the fair value of these investments; however, our Board of Directors retains ultimate authority as to the appropriate valuation of each investment. No single standard for determining fair value in good faith exists since fair value depends upon circumstances of each individual case. In general, fair value is the amount that we might reasonably expect to receive upon the current sale of the security.

In making the good faith determination of the fair value of our investments, we start with the cost basis of the investment, which includes the amortized original issue discount, stated interest and PIK interest, if any. Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly from the values that would have been obtained had a ready market for the investment existed, and the differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned.

Management

Certain information with respect to each of the directors is set forth below, including their names, ages, a brief description of their recent business experience, including present occupations and employment, certain directorships that they hold, and the year in which each of them became a director of TICC. The business address of each director listed below is 8 Sound Shore Drive, Suite 255, Greenwich, Connecticut 06830.

Independent Directors

The following directors are not "interested persons" of TICC as defined in the 1940 Act.

Name and Year First Elected Director	Age	Background Information
Steven P. Novak (2003)	55	Mr. Novak currently serves as President of Palladio Capital Management, LLC and as the principal and managing member of the general partner of Palladio Partners, LP, an equities hedge fund that commenced operations in July 2002. Prior to founding Palladio, Mr. Novak was a managing director of C.E. Unterberg, Towbin from February 1993 through December 2001. Mr. Novak serves on the Board of Directors of CyberSource Corporation.
G. Peter O'Brien (2003)	59	Mr. O'Brien is currently a member of the Board of Trustees of Colgate University and President of the Board of Directors of Hill House, Inc., a congregate care facility for low income elderly residents in Riverside, Connecticut. Mr. O'Brien retired as a managing director of Merrill Lynch & Co. in 1999 after working in the equity capital markets area since he joined Merrill Lynch & Co. in 1971. Mr. O'Brien serves on the Board of Directors of the Legg Mason family of mutual funds, the Royce funds and the Renaissance IPO Plus Aftermarket Fund.
Tonia L. Pankopf (2003)	36	Ms. Pankopf has been a senior analyst and managing director at Palladio Capital Management since January of 2004. She was a private consultant from July 2003 through December 2003. She previously served as an analyst with P.A.W. Capital Partners, LP from 2001 to July 2003. Ms. Pankopf was a senior analyst and Vice President at Goldman, Sachs & Co. from 1999 to 2001 and at Merrill Lynch & Co. from 1998 to 1999.

Interested Directors

Messrs. Cohen and Royce are "interested persons" of TICC as defined in the 1940 Act. Mr. Cohen is an interested person of TICC due to his position as Chief Executive Officer of TICC and TIM, TICC's investment adviser, and as the managing member of BDC Partners, the managing member of TIM. Mr. Royce is an interested person of TICC due to his relationship with Royce & Associates, LLC.

Management

Name and Year First Elected Director	Age	Background Information
Jonathan H. Cohen (2003)	39	Mr. Cohen is Chief Executive Officer of TICC and its investment adviser, TIM, and the managing member of BDC Partners. Mr. Cohen is also a principal of JHC Capital Management, a registered investment adviser that serves as the sub-adviser to the Royce Technology Value Fund, and was previously a principal of Privet Financial Securities, LLC, a registered broker-dealer. Prior to founding JHC Capital Management in 2001, Mr. Cohen managed technology research groups at Wit SoundView from 1999 to 2001. He has also managed securities research groups at Merrill Lynch & Co. from 1998 to 1999.
Charles M. Royce (2003)	65	Mr. Royce became President and Chief Investment Officer (in 1972) and a member of the Board of Managers (in 2001) of Royce & Associates, LLC (which term, as used in this prospectus, includes its corporate predecessor). He also manages or co-manages ten of Royce & Associates' open- and closed-end registered funds. Mr. Royce serves on the Board of Directors of The Royce Funds.

Information about Executive Officers Who Are Not Directors

The following information pertains to our executive officers who are not directors of TICC. Certain of our executive officers serve as directors of, or on the board of managers of, certain of our portfolio companies.

Name	Age	Background Information
Saul B. Rosenthal	36	Mr. Rosenthal is President and Chief Operating Officer of TICC and its investment adviser, TIM, and a member of BDC Partners. Mr. Rosenthal was previously President of Privet Financial Securities, LLC, a registered broker-dealer and financial consultant to small to medium-sized private and public technology companies. Mr. Rosenthal led the private financing/public company effort at SoundView Technology Group from 2000 to 2002, where he co-founded SoundView's Private Equity Group. Previously, Mr. Rosenthal was a Vice President and co-founder of the Private Equity Group at Wit Capital from 1998 to 2000.
Patrick F. Conroy	47	Mr. Conroy is the Chief Financial Officer, Chief Compliance Officer, Treasurer and Corporate Secretary of TICC, as well as Chief Financial Officer and Chief Compliance Officer of TIM and BDC Partners. He joined TICC in December 2003, and was previously a consultant on financial reporting and compliance matters, as well as an adjunct professor of accounting and finance at St. Thomas Aquinas College. Mr. Conroy was the Chief Financial Officer of New York Mercantile Exchange from 1993 to 2003. He is a certified public accountant.

Management

Name	Age	Background Information
Lee D. Stern	52	Mr. Stern is an Executive Vice President and the Chief Transaction Officer of TICC, TIM and BDC Partners. He has over 20 years of financial and investment experience in leveraged finance and in financing technology companies. Prior to joining TICC, Mr. Stern was a member of Hill Street Capital, our former sub-adviser, and was previously a partner of Thomas Weisel Partners and its predecessor, NationsBanc Montgomery, from 1997 to 2000.

Committees of the Board of Directors

Our Board of Directors has established an Audit Committee and a Valuation Committee. During 2003, the Board of Directors of TICC held four Board meetings and one Audit Committee meeting. All directors attended at least 75% of the aggregate number of meetings of the Board and the committees on which they served. TICC requires each director to make a diligent effort to attend all Board and committee meetings, as well as each annual meeting of stockholders.

The Audit Committee

The Audit Committee operates pursuant to a charter approved by our Board of Directors. The charter sets forth the responsibilities of the Audit Committee. The Audit Committee's responsibilities include recommending the selection of the independent registered public accounting firm for TICC, reviewing with such independent registered public accounting firm the planning, scope and results of their audit of TICC's financial statements, pre-approving the fees for services performed, reviewing with the independent registered public accounting firm the adequacy of internal control systems, reviewing TICC's annual financial statements and periodic filings, and receiving TICC's audit reports and financial statements. The Audit Committee is presently composed of Messrs. Novak and O'Brien and Ms. Pankopf, all of whom are considered independent under the rules of the Nasdaq National Market. Our Board of Directors has determined that Mr. Novak is an "audit committee financial expert" as that term is defined under Item 401 of Regulation S-K of the Securities Exchange Act of 1934. Mr. Novak meets the current independence and experience requirements of Rule 10A-3 of the Exchange Act and, in addition, is not an "interested person" of TICC as that term is defined in Section 2(a)(19) of the 1940 Act. The audit committee met once during 2003.

The Nominating Committee

TICC does not have a nominating committee. A majority of the independent directors of the board of directors, in accordance with the Nasdaq National Market listing standards, recommends candidates for election as directors. TICC does not currently have a charter or written policy with regard to the nomination process or stockholder recommendations. The absence of such a policy does not mean, however, that a stockholder recommendation would not have been considered had one been received.

Management

In evaluating director nominees, the independent members of the Board of Directors consider the following factors:

the appropriate size and composition of TICC's Board of Directors;

whether or not the person is an "interested person" of TICC as defined in Section 2(a)(19) of the 1940 Act;

the needs of TICC with respect to the particular talents and experience of its directors;

the knowledge, skills and experience of nominees in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board of Directors;

familiarity with national and international business matters;

experience with accounting rules and practices;

appreciation of the relationship of TICC's business to the changing needs of society;

the desire to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members; and

all applicable laws, rules, regulations, and listing standards.

Our Board of Directors' goal is to assemble a Board of Directors that brings to TICC a variety of perspectives and skills derived from high quality business and professional experience.

Other than the foregoing there are no stated minimum criteria for director nominees, although the independent members of the Board of Directors may also consider such other factors as they may deem are in the best interests of TICC and its stockholders. The Board of Directors also believes it appropriate for certain key members of TICC's management to participate as members of the Board of Directors.

The independent members of the Board of Directors identify nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board of Directors with skills and experience that are relevant to TICC's business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board of Directors with that of obtaining a new perspective. If any member of the Board of Directors does not wish to continue in service or if the Board of Directors decides not to re-nominate a member for re-election, the independent members of the Board of Directors identify the desired skills and experience of a new nominee in light of the criteria above. The entire Board of Directors is polled for suggestions as to individuals meeting the above criteria. Research may also be performed to identify qualified individuals. To date, TICC has not engaged third parties to identify or evaluate or assist in identifying potential nominees although TICC reserves the right in the future to retain a third party search firm, if necessary.

The Valuation Committee

The Valuation Committee establishes guidelines and makes recommendations to our Board of Directors regarding the valuation of our loans and investments. The Valuation Committee is presently composed of Messrs. Novak and O'Brien and Ms. Pankopf. The Valuation Committee did not meet during 2003.

The Compensation Committee

TICC does not have a compensation committee because our executive officers do not receive any direct compensation from TICC.

Management

Compensation

The following table sets forth, as of December 31, 2003, the compensation we paid to our directors and executive officers. Except as set forth in such table, no other compensation was paid to any directors (including those who also serve as executive officers) by TICC.

COMPENSATION TABLE

Name and Position	Aggregate Compensation from TICC	Pension or Retirement Benefits Accrued as Part of TICC's Expenses(1)	Total Compensation Paid to Directors(2)
Interested Directors
Jonathan H. Cohen	$—	None	$—
Charles M. Royce	—	None	—

Independent Directors
Steven P. Novak	—	None	—
G. Peter O'Brien	—	None	—
Tonia L. Pankopf	—	None	—

Executive Officers
Patrick F. Conroy, Chief Financial Officer, Chief Compliance Officer, Treasurer and Corporate Secretary	— (3)	None	—
Saul B. Rosenthal, President and Chief Operating Officer	—(4)	None	—
Lee D. Stern, Executive Vice President and Chief Transaction Officer	—(4)	None	—

(1)

We do not have a bonus, profit sharing or retirement plan, and directors do not receive any pension or retirement benefits.

(2)

Consists only of directors' fees paid by TICC during 2003. The directors have waived all of their fees for 2003.

(3)

We hired a Chief Financial Officer after the completion of our initial public offering; however, he did not receive any cash compensation from us in 2003. The compensation of our Chief Financial Officer is paid by BDC Partners, subject to reimbursement by us of an allocable portion of such compensation for services rendered by him to TICC. For the fiscal year ending December 31, 2004, we estimate that the amount of such reimbursement will be approximately $215,000.

(4)

With the exception of our Chief Financial Officer, none of our executive officers receives compensation from TICC.

Compensation of Directors

The directors have waived all of their fees for the year 2003. Beginning in 2004, the independent directors receive an annual fee of $35,000 and receive $2,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Board meeting. No additional fees are paid in connection with attending committee meetings. No compensation is paid to directors who are interested persons of TICC as defined in the 1940 Act.

Investment Advisory Agreement

Management Services

TIM serves as our investment adviser. TIM is a recently formed investment adviser that is registered as an investment adviser under the Advisers Act. Subject to the overall supervision of our Board of Directors, TIM manages the day-to-day operations of, and provides investment advisory services to, TICC. Under the terms of the investment advisory agreement, TIM:

determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

identifies, evaluates and negotiates the structure of the investments we make;

closes, monitors and services the investments we make; and

Management

determines what securities we will purchase, retain or sell.

TIM's services under the investment advisory agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired. However, TIM has agreed that, during the term of the investment advisory agreement, it will not serve as investment adviser to any other public or private entity that utilizes a principal investment strategy of providing debt financing to technology-related companies.

Management Fee

We pay TIM a fee for investment advisory services consisting of two components — a base management fee and an incentive fee.

The base management fee is calculated at an annual rate of 2.00% of gross assets. For services rendered under the investment advisory agreement, the base management fee will be payable quarterly in arrears, and will be calculated based on the average value of our gross assets at the end of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances, repurchases or redemptions during the current calendar quarter. Base management fees for any partial month or quarter will be appropriately prorated.

The incentive fee has two parts, as follows: One part is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income earned during the calendar quarter, minus our operating expenses for the quarter (including the base management fee and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes any consulting or other fees that we receive from portfolio companies, but does not include any net realized capital gains. Pre-incentive fee net investment income also does not include any unrealized capital gains or losses. Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, will be compared to one-fourth of the applicable annual "hurdle rate." TIM is entitled to 20.0% of the excess (if any) of our pre-incentive fee net investment income for the quarter over one-fourth of the applicable annual hurdle rate. The annual hurdle for the period from the closing of our initial public offering through and including December 31, 2004 is 8.27%, which is equal to the interest rate payable, at the beginning of the period, on the most recently issued five-year U.S. Treasury Notes plus 5.0%. For each calendar year commencing on or after January 1, 2005, the annual hurdle rate will be determined as of the immediately preceding December 31st by adding 5.0% to the interest rate then payable on the most recently issued five-year U.S. Treasury Notes, up to a maximum annual hurdle rate of 10.0%. The calculations will be appropriately prorated for any period of less than three months and adjusted for any share issuances, redemptions or repurchases during the current quarter. In addition, in the event we realize deferred loan interest in excess of our available capital, we may be required to liquidate assets in order to pay a portion of the incentive fee. TIM, however, is not required to reimburse us for the portion of any fees attributable to accrued deferred loan interest in the event of a default of the obligor.

The second part of the incentive fee will be determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory agreement, as of the termination date), commencing on December 31, 2004, and will equal 20.0% of our net realized capital gains for the calendar year less any unrealized capital losses for such year; provided that the incentive fee as of December 31, 2004 will be calculated for a period of longer than twelve calendar months to take into account any net realized capital gains and unrealized capital losses for the period ended December 31, 2003.

Management

Examples of Incentive Fee Calculation

Total Incentive Fee = income related portion of incentive fee plus capital gains portion of incentive fee

Example 1:    Income-related portion of incentive fee:(1)
Alternative 1:

Assumptions
Investment income (including interest, dividends, fees, etc.) = 8%
Hurdle rate = 8.27%
Management fee = 2%(2)
Other expenses (legal, accounting, custodian, transfer agent, etc.) = 1%
Pre-incentive fee net investment income
    (investment income – (management fee + other expenses)) = 5%

Pre-incentive fee net investment income does not exceed hurdle rate, therefore there is no incentive fee.

Alternative 2:

Assumptions
Investment income (including interest, dividends, fees, etc.) = 12%
Hurdle rate = 8.27%
Management fee = 2%(2)
Other expenses (legal, accounting, custodian, transfer agent, etc.) = 1%
Pre-incentive fee net investment income
    (investment income – (management fee + other expenses)) = 9%

Incentive Fee = 20% x (12% – (8.27 + 2% + 1%))

= 20% x (12% – 11.27%)
= 20% x .73%
= 0.146%

(1)

For purposes of this example, these calculations are shown on an annual basis and the hypothetical amount of returns shown are based on a percentage of our total net assets and assumes no leverage.

(2)

Based on average gross assets, but assumes no leverage.

Example 2:    Capital gains portion of incentive fee:(1)

Assumptions
Year 1 = no net realized capital gains or losses
Year 2 = 6% net realized capital gains, 1% unrealized capital losses and 0% unrealized gains
Year 3 = 12% net realized capital gains, 2% unrealized capital losses and 2% unrealized gains
Capital gains incentive fee = 20% x (net realized capital gains for year less unrealized capital losses for the period)

Year 1 incentive fee	= 20% x (0) = 0 = no incentive fee

Year 2 incentive fee	= 20% x (6% – 1%) = 20% x (5%) = 1%

Year 3 incentive fee	= 20% x (12% – 2%) = 20% x (10%) = 2%

(1)

The hypothetical amount of returns shown are based on a percentage of our total net assets and assumes no leverage.

Total Incentive Fee

To determine the total incentive fee, you must add the income-related portion of the incentive fee with the capital gains portion of the incentive fee. For example, if the income-related portion of the incentive fee is 0.146% as set forth in Alternative 2 to the first example above and the capital gains portion of the incentive fee is 2.0% as set forth

Management

in Year 3 to the second example above, the total incentive fee would be 2.146% as a percentage of our total gross assets (assuming no leverage). These amounts are based on the hypothetical amounts reflected in the above examples, and the actual amount for either portion of the incentive fee may differ.

Payment of our Expenses

All personnel of our investment adviser when and to the extent engaged in providing investment advisory services, and the compensation and expenses of such personnel allocable to such services, will be provided and paid for by BDC Partners, the investment adviser's managing member. We are responsible for all other costs and expenses of our operations and transactions, including (without limitation) the cost of calculating our net asset value; the cost of effecting sales and repurchases of shares of our common stock and other securities; investment advisory fees; fees payable to third parties relating to, or associated with, making investments (in each case subject to approval of our Board of Directors); transfer agent and custodial fees; federal and state registration fees; any exchange listing fees; federal, state and local taxes; independent directors' fees and expenses; brokerage commissions; costs of proxy statements, stockholders' reports and notices; fidelity bond, directors and officers/errors and omissions liability insurance and other insurance premiums; direct costs such as printing, mailing, long distance telephone, staff, independent audits and outside legal costs and all other expenses incurred by either BDC Partners or us in connection with administering our business, including payments under the administration agreement that will be based upon our allocable portion of overhead and other expenses incurred by BDC Partners in performing its obligations under the administration agreement, including a portion of the rent and the compensation of our Chief Financial Officer, Vice President of Business Development and other administrative support personnel.

Duration and Termination

The investment advisory agreement was approved by our Board of Directors initially on August 1, 2003 and again, as amended, on October 28, 2003. On June 17, 2004, our shareholders approved an amendment to our investment advisory agreement that changed our base fee from 2.0% of net assets to 2.0% of gross assets, which would include any assets attributable to leverage, such as borrowings and the issuance of preferred shares. The portion of the investment advisory fee payable subsequent to that date was calculated in accordance with the terms of that amendment.

Unless earlier terminated as described below, the investment advisory agreement, as amended, will remain in effect for a period of two years from the date it was amended and will remain in effect from year to year thereafter if approved annually by our Board of Directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons. The investment advisory agreement will automatically terminate in the event of its assignment. The investment advisory agreement may be terminated by either party without penalty upon not more than 60 days' written notice to the other. See "Risk factors – Risks relating to our business and structure — We are dependent upon TIM's key management personnel for our future success, particularly Jonathan H. Cohen, Saul B. Rosenthal and Lee D. Stern."

Indemnification

The investment advisory agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of their respective duties or by reason of the reckless disregard of their respective duties and obligations, TIM and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it, including without limitation BDC Partners, are entitled to indemnification from TICC for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of TIM's services under the investment advisory agreement or otherwise as an investment adviser of TICC.

Organization of the Investment Adviser

TIM is a Delaware limited liability company that is registered as an investment adviser under the Advisers Act. BDC Partners, a Delaware limited liability company, is its managing member and provides the investment adviser with all personnel necessary to manage our day-to-day operations and provide the services under the investment advisory agreement. BDC Partners has no investment advisory operations separate from serving as the managing member of TIM. The principal address of TIM and BDC Partners is 8 Sound Shore Drive, Suite 255, Greenwich, Connecticut 06830.

Management

Royce & Associates, LLC, a Delaware limited liability company, is the investment adviser's non-managing member. Royce & Associates, LLC has agreed to make Mr. Royce or certain other portfolio managers available to the investment adviser to provide certain consulting services without compensation. Royce & Associates, LLC is a wholly owned subsidiary of Legg Mason, Inc.

Investment Personnel

Our investment personnel currently consists of our executive officers, Jonathan H. Cohen, Saul B. Rosenthal and Lee D. Stern, and four additional investment professionals.

The following information pertains to the investment personnel of TIM who are not executive officers of TICC:

Branko Krmpotic.    Mr. Krmpotic is a managing director of TIM. Previously, Mr. Krmpotic was a principal and co-founder of The Bank of New York's Mezzanine Group from 1998 to 2003, and prior to that was a Vice President in the High Yield Group at The Bank of New York. Previously, Mr. Krmpotic was a Vice President in the High Yield Group at NatWest Markets, and began his career in the proprietary high yield trading group at NatWest Plc in New York.

David J. Grossman, Ph.D.    Dr. Grossman is a principal of TIM. Previously, Dr. Grossman co-founded and developed the $100 million financial technology and services venture capital fund at Toronto Dominion Bank, where, as a vice president of the private equity group from 1999 to 2001 and an associate from 1997 to 1999, he also sourced, analyzed and made investments in a number of telecommunications companies. During his tenure at Toronto Dominion Bank, Dr. Grossman was involved with more than 20 investments and served on the board of directors of six private companies. Previously, he was a management consultant with A.T. Kearney, from 1994 to 1997, where he advised Fortune 500 companies on strategic, cost reduction, activity-based costing and operations improvement issues.

Barry A. Osherow.    Mr. Osherow is a Vice President of TIM. He has nine years of experience in financing companies. From 2002 to 2004, Mr. Osherow was Vice President of Privet Financial Securities, a registered broker-dealer and financial consultant to small- to medium-sized private and public technology companies. He was previously at SoundView Technology Group from 2000 to 2002, where he was most recently employed as an associate in the Private Equity Group, which he co-founded. Mr. Osherow was a founding employee of Wit Capital in 1996 (which merged with SoundView) and worked on developing several business units, including brokerage, public relations, investor relations, equity sales and marketing. Prior to Wit Capital, he was Vice President of Spring Street Brewing Company, where he was in charge of sales, marketing and merchandising. He began his career at Lehman Brothers from 1994 to 1995.

Matthew D. Bass.    Mr. Bass is the Vice President of Business Development of TICC and a Vice President of TIM. Prior to joining TICC and TIM, he was an Associate Director in the Investment Banking Division of UBS Securities LLC, where he worked on mergers and acquisitions, financing and general advisory assignments for financial services companies.

Administration Agreement

Pursuant to a separate administration agreement, BDC Partners furnishes us with office facilities, together with equipment and clerical, bookkeeping and record keeping services at such facilities. Under the administration agreement, BDC Partners also performs, or oversees the performance of, our required administrative services, which includes being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, BDC Partners assists us in determining and publishing our net asset value, overseeing the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally overseeing the payment of our expenses and the performance of administrative and professional services rendered to us by others. Payments under the administration agreement are based upon our allocable portion of overhead and other expenses incurred by BDC Partners in performing its obligations under the administration agreement, including a portion of the rent and the compensation of our Chief Financial Officer, Vice President of Business Development and other administrative support personnel. The administration agreement may be terminated by either party without penalty upon 60 days' written notice to the other party.

Management

The administration agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of their respective duties or by reason of the reckless disregard of their respective duties and obligations, BDC Partners and its officers, manager, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from TICC for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of BDC Partners' services under the administration agreement or otherwise as administrator for TICC.

Certain U.S. federal income tax considerations

As a business development company, we have elected to be treated, and intend to qualify annually, as a RIC under Subchapter M of the Code, beginning with our 2003 taxable year. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To continue to qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, to qualify for RIC tax treatment we must distribute to our stockholders, for each taxable year, at least 90% of our "investment company taxable income," which is generally our ordinary income plus the excess of our realized net short-term capital gains over our realized net long-term capital losses (the "Annual Distribution Requirement").

TAXATION AS A REGULATED INVESTMENT COMPANY

If we:

qualify as a RIC; and

satisfy the Annual Distribution Requirement;

then we will not be subject to federal income tax on the portion of our investment company taxable income and net capital gain (i.e., realized net long-term capital gains in excess of realized net short-term capital losses) we distribute to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gain not distributed (or deemed distributed) to our stockholders.

We will be subject to a 4% nondeductible federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our ordinary income for each calendar year, (2) 98% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income realized, but not distributed, in preceding years (the "Excise Tax Avoidance Requirement"). We currently intend to make sufficient distributions each taxable year to satisfy the Excise Tax Avoidance Requirement.

In order to qualify as a RIC for federal income tax purposes, we must, among other things:

at all times during each taxable year, have in effect an election to be treated as a business development company under the 1940 Act;

derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities, or other income derived with respect to our business of investing in such stock or securities; and

diversify our holdings so that at the end of each quarter of the taxable year:

at least 50% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and

no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer or of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses.

Pursuant to the American Jobs Creation Act of 2004 (the "2004 Tax Act"), for taxable years of a RIC beginning after October 22, 2004, net income derived from an interest in certain "qualified publicly traded partnerships" will be treated as qualifying income for purposes of the 90% gross income requirement, and no more than 25% of a RIC's assets may be invested in the securities of one or more qualified publicly traded partnerships. In addition, the separate treatment for publicly traded partnerships under the passive loss rules applies to a RIC holding an interest in a qualified publicly traded partnership, with respect to items attributable to such interest.

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt

Certain U.S. federal income tax considerations

instruments with payment-in-kind interest or, in certain cases, increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any original issue discount accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount.

TAXATION OF U.S. STOCKHOLDERS

Distributions by us generally will be taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our "investment company taxable income" (which is, generally, our ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. Distributions of our net capital gains properly designated by us as "capital gain dividends" will be taxable to a U.S. stockholder as long-term capital gains (that is, the excess if our realized net long-term capital gains in excess of realized net short-term capital losses) regardless of the U.S. stockholder's holding period for his or her common stock and regardless of whether paid in cash or reinvested in additional common stock. For taxable years beginning on or before December 31, 2008, distributions of investment company taxable income that is designated by us as being derived from "qualified dividend income" will be taxed in the hands of non-corporate stockholders at the rates applicable to long term capital gain, provided that holding period and other requirements are met by both the stockholders and us. (However, distributions paid by us generally will not be eligible for the preferential tax rate applicable to "qualified dividend income," since our income generally will not consist of dividends). Distributions in excess of our current and accumulated earnings and profits first will reduce a U.S. stockholder's adjusted tax basis in such U.S. stockholder's common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder. For a summary of the tax rates applicable to capital gains, including capital gain dividends, see the discussion below.

Under the dividend reinvestment plan, if a U.S. stockholder owns shares of common stock registered in its own name, the U.S. stockholder will have all cash distributions automatically reinvested in additional shares of common stock unless the U.S. stockholder opts out of our dividend reinvestment plan by delivering a written notice to our dividend paying agent prior to the record date of the next dividend or distribution. (We currently intend to pay only our ordinary income distributions in cash.) See "Dividend Reinvestment Plan." Any distributions reinvested under the plan will nevertheless remain taxable to the U.S. stockholder. The U.S. stockholder will have an adjusted basis in the additional common shares purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. stockholder's account.

We may opt to retain some or all of our capital gains, but to designate the retained amount as a "deemed distribution." In that case, among other consequences, we will pay corporate-level tax on the retained amount, each U.S. stockholder will be required to include his or her share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit or refund equal to its allocable share of the corporate-level tax we pay on the retained capital gain. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder's cost basis for his or her common stock. Since we expect to pay tax on any retained capital gains at our regular corporate capital gain tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual U.S. stockholders will be treated as having paid will exceed the tax they owe on the capital gain dividend and such excess generally may be claimed as a credit or refund against the U.S. stockholder's other U.S. federal income tax obligations. A U.S. stockholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant tax year.

We will be subject to the alternative minimum tax ("AMT"), but any items that are treated differently for AMT purposes must be apportioned between us and our stockholders and this may affect the stockholders' AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued by the

Certain U.S. federal income tax considerations

Internal Revenue Service, we intend in general to apportion these items in the same proportion that dividends paid to each stockholder bear to our taxable income (determined without regard to the dividends paid deduction), unless we determine that a different method for a particular item is warranted under the circumstances.

For purposes of determining (i) whether the 90% distribution requirement is satisfied for any year and (ii) the amount of capital gains dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made and any capital gain dividend will be treated as a capital gain dividend to the U.S. stockholder. Any dividend declared by us in October, November, or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

You should consider the tax implications of buying common stock just prior to a distribution. Even if the price of the common stock includes the amount of the forthcoming distribution, you will be taxed upon receipt of the distribution and will not be entitled to offset the distribution against the tax basis in your common stock.

You may recognize taxable gain or loss if you sell or exchange your common stock. The amount of the gain or loss will be measured by the difference between your adjusted tax basis in your common stock and the amount of the proceeds you receive in exchange for such stock. Any gain or loss arising from or, in the case of distributions in excess of the sum of our current and accumulated earnings and profits and your tax basis in the stock, treated as arising from the sale or exchange of our common stock generally will be a capital gain or loss if the common stock is held as a capital asset. This capital gain or loss normally will be treated as a long-term capital gain or loss if you have held your common stock for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or exchange of common stock held for six months or less generally will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received, or treated as deemed distributed, with respect to such stock and, for this purpose, the special rules of Section 852(b)(4)(C) of the Internal Revenue Code generally apply in determining the holding period of such stock. The ability to deduct capital losses may be subject to other limitations under the Code.

In general, individual U.S. stockholders currently are subject to a maximum U.S. federal income tax rate of 15% (with lower rates applying to taxpayers in the 10% and 15% tax rate brackets) for years beginning on or before December 31, 2008 on their net long-term capital gain, i.e., the excess of net long-term capital gain over net short-term capital loss for a taxable year, including a long-term capital gain derived from an investment in our common stock. Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Tax rates imposed by states and local jurisdictions on capital gain and ordinary income may differ.

We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder's taxable income for such year as ordinary income, long-term capital gain and "qualified dividend income," if any. In addition, the U.S. federal tax status of each year's distributions generally will be reported to the Internal Revenue Service. Distributions may also be subject to additional state, local, and foreign taxes depending on a U.S. stockholder's particular situation. Dividends distributed by us generally will not be eligible for the dividends-received deduction.

Backup withholding may apply to taxable distributions on the common stock with respect to certain non-corporate U.S. stockholders. Such U.S. stockholders generally will be subject to backup withholding unless the U.S. stockholder provides its correct taxpayer identification number and certain other information, certified under penalties of perjury, to the dividend paying agent, or otherwise establishes an exemption from backup withholding. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder's U.S. federal income tax liability, provided the proper information is provided to the Internal Revenue Service.

TAXATION OF NON-U.S. PERSONS

For purposes of the following discussion, a "Non-U.S. Person" is a beneficial owner of shares of stock that is not, for U.S. federal income tax purposes (i) an individual who is a citizen or resident of the United States, (ii) a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) created or organized in

Certain U.S. federal income tax considerations

or under the laws of the United States, any State or the District of Columbia or otherwise treated or taxed as a United States corporation for U.S. federal income tax purposes, (iii) an estate the income of which is subject to United States federal income taxation regardless of its source, (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust, or (v) a certain electing trust. If a partnership holds shares, the tax treatment of a partner will generally depend upon the status of the partner and upon the activities of the partnership. Partners of partnerships holding shares should consult their tax advisor as to whether they are Non-U.S. Persons.

Whether an investment in our common stock is appropriate for a Non-U.S. person will depend upon that person's particular circumstances. Non-U.S. persons should consult their tax advisors before investing in our common stock.

Distributions of our "investment company taxable income" to stockholders that are Non-U.S. Persons will currently be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of the Non-U.S. Persons, and, if an income tax treaty applies, attributable to a permanent establishment in the United States, in which case the distributions will be subject to U.S. federal income tax at the ordinary income rates applicable to U.S. persons. In that case, we will not have to withhold U.S. federal withholding tax if the Non-U.S. Person complies with applicable certification and disclosure requirements. Special certification requirements apply to a Non-U.S. Person that is a foreign partnership or a foreign trust and such entities are urged to consult their own tax advisors. Under the provisions of the 2004 Tax Act, dividends paid to Non-U.S. Persons that are derived from short-term capital gains and certain qualifying net interest income (including income from original issue discount and market discount), and that are properly designated by us as "interest-related dividends" or "short-term capital gain dividends," will generally not be subject to U.S. federal withholding tax. This provision generally would apply to distributions with respect to taxable years beginning after December 31, 2004 and before January 1, 2008. It is not certain that any of our distributions will be designated as eligible for this exemption from withholding tax.

Actual or deemed distributions of our net capital gains to a stockholder that is a Non-U.S. Person, and gains realized by a Non-U.S. Person upon the sale or redemption of our common stock, will not be subject to U.S. federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. Person and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. Person in the United States, or, in the case of an individual, the Non-U.S. Person was present in the U.S. for 183 days or more during the taxable year and certain other conditions are met. Pursuant to the 2004 Tax Act, capital gains distributions attributable to gains from U.S. real property interests (including certain U.S. real property holding corporations) will generally be subject to U.S. federal withholding tax and may give rise to an obligation on the part of the Non-U.S. Person to file a U.S. federal income tax return. This provision generally would apply to distributions with respect to taxable years beginning after December 31, 2004 and before January 1, 2008.

If we distribute our net capital gains in the form of deemed rather than actual distributions, a stockholder that is a Non-U.S. Person will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder's allocable share of the corporate-level tax we pay on the capital gains deemed to have been distributed; however, in order to obtain the refund, the Non-U.S. Person must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. Person would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate Non-U.S. Person, distributions (both actual and deemed), and gains realized upon the sale or redemption of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional "branch profits tax" at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in our stock may not be appropriate for a Non-U.S. Person.

Under our dividend reinvestment plan, if a Non-U.S. Person owns shares of common stock registered in its own name, the Non-U.S. Person will have all cash distributions automatically reinvested in additional shares of common stock unless it opts out of our dividend reinvestment plan by delivering a written notice to our dividend paying agent prior to the record date of the next dividend or distribution. See "Dividend Reinvestment Plan." If the distribution

Certain U.S. federal income tax considerations

is a distribution of our "investment company taxable income" and it is not effectively connected with a U.S. trade or business of the Non-U.S. Person (or, if a treaty applies, it is not attributable to a permanent establishment), the amount distributed (to the extent of our current and accumulated earnings and profits) will be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable treaty) and only the net after-tax amount will be reinvested in common shares. If the distribution is effectively connected with a U.S. trade or business of the Non-U.S. Person, generally the full amount of the distribution will be reinvested in the plan and will nevertheless be subject to U.S. federal income tax at the ordinary income rates applicable to U.S. persons. The Non-U.S. Person will have an adjusted basis in the additional common shares purchased through the plan equal to the amount reinvested. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the Non-U.S. Person's account.

A Non-U.S. Person who is a nonresident alien individual, and who is otherwise subject to withholding of U.S. federal income tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. Person provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. Person or the Non-U.S. Person otherwise establishes an exemption from backup withholding.

Non-U.S. Persons should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local, and foreign tax, consequences of an investment in our common stock.

Regulation as a business development company

GENERAL

A business development company is regulated by the 1940 Act. A business development company must be organized in the United States for the purpose of investing in or lending to primarily private companies and making managerial assistance available to them. A business development company may use capital provided by public stockholders and from other sources to invest in long-term, private investments in businesses. A business development company provides stockholders the ability to retain the liquidity of a publicly traded stock, while sharing in the possible benefits, if any, of investing in primarily privately owned companies.

We may not change the nature of our business so as to cease to be, or withdraw our election as, a business development company unless authorized by vote of a majority of the outstanding voting securities, as required by the 1940 Act. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (i) 67% or more of such company's voting securities present at a meeting if more than 50% of the outstanding voting securities of such company are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of such company. We do not anticipate any substantial change in the nature of our business.

As with other companies regulated by the 1940 Act, a business development company must adhere to certain substantive regulatory requirements. A majority of our directors must be persons who are not interested persons, as that term is defined in the 1940 Act. Additionally, we are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect the business development company. Furthermore, as a business development company, we are prohibited from protecting any director or officer against any liability to the company or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

As a business development company, we are required to meet a coverage ratio of the value of total assets to total senior securities, which include all of our borrowings and any preferred stock we may issue in the future, of at least 200%. We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our directors who are not interested persons and, in some cases, prior approval by the SEC.

We are not generally able to issue and sell our common stock at a price below net asset value per share. See "Risk factors—Risks relating to our business and structure—Regulations governing our operation as a business development company affect our ability to, and the way in which we raise additional capital." We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value of our common stock if our board of directors determines that such sale is in our best interests and the best interests of our stockholders, and our stockholders approve such sale. In addition, we may generally issue new shares of our common stock at a price below net asset value in rights offerings to existing stockholders, in payment of dividends and in certain other limited circumstances.

We will be periodically examined by the SEC for compliance with the 1940 Act.

As a business development company, we are subject to certain risks and uncertainties. See "Risk factors—Risks relating to our business and structure."

QUALIFYING ASSETS

As a business development company, we may not acquire any asset other than "qualifying assets" unless, at the time we make the acquisition, the value of our qualifying assets represent at least 70% of the value of our total assets. The principal categories of qualifying assets relevant to our business are:

Securities of an eligible portfolio company that are purchased in transactions not involving any public offering. An eligible portfolio company is defined under the 1940 Act to include any issuer that:

is organized and has its principal place of business in the U.S.;

Regulation as a business development company

is not an investment company or a company operating pursuant to certain exemptions under the 1940 Act, other than a small business investment company wholly owned by a business development company; and

does not have any class of publicly traded securities with respect to which a broker may extend margin credit.

Securities received in exchange for or distributed with respect to securities described in the bullet above or pursuant to the exercise of options, warrants, or rights relating to those securities; and

Cash, cash items, government securities, or high quality debt securities (as defined in the 1940 Act), maturing in one year or less from the time of investment.

In addition, a business development company must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in eligible portfolio companies, or in other securities that are consistent with its purpose as a business development company. See "Risk factors—Risks relating to our business and structure—Our ability to invest in private companies may be limited in certain circumstances."

SIGNIFICANT MANAGERIAL ASSISTANCE

To include certain securities described above as qualifying assets for the purpose of the 70% test, a business development company must offer to make available to the issuer of those securities significant managerial assistance such as providing guidance and counsel concerning the management, operations, or business objectives and policies of a portfolio company. We offer to provide managerial assistance to our portfolio companies.

INVESTMENT CONCENTRATION

Our investment objective is to maximize our portfolio's total return, principally by investing in the debt and/or equity securities of technology-related companies. In this respect, we intend to concentrate in the technology sector and to invest, under normal circumstances, at least 80% of the value of our net assets (including the amount of any borrowings for investment purposes) in technology-related companies. This 80% policy is not a fundamental policy and therefore may be changed without the approval of our stockholders. However, we may not change or modify this policy unless we provide our stockholders with at least 60 days prior notice. See "Risk factors—Risks related to our investments—Our portfolio may be concentrated in a limited number of portfolio companies."

CODE OF ETHICS

As required by the 1940 Act, we maintain a code of ethics that establishes procedures for personal investments and restricts certain transactions by our personnel. See "Risk factors—Risks relating to our business and structure—There are significant potential conflicts of interest." Our code of ethics generally does not permit investments by our employees in securities that may be purchased or held by us. You may read and copy the code of ethics at the SEC's Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-942-8090. In addition, the code of ethics is available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You may obtain copies of the code of ethics, after paying a duplicating fee, by electronic request at the following Email address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549.

COMPLIANCE POLICIES AND PROCEDURES

We and our investment adviser have adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws, and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation, and designate a Chief Compliance Officer to be responsible for administering the policies and procedures.

Regulation as a business development company

SARBANES-OXLEY ACT OF 2002

On July 30, 2002, President Bush signed into law the Sarbanes-Oxley Act of 2002. The Sarbanes-Oxley Act imposes a wide variety of new regulatory requirements on publicly-held companies and their insiders. Many of these requirements affect us. For example:

Our Chief Executive Officer and Chief Financial Officer must certify the accuracy of the financial statements contained in our periodic reports;

Our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures; and

Our periodic reports must disclose whether there were significant changes in our internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith. See "Risk factors—Risks relating to our business and structure—There can be no assurance that management will complete its assessment of the effectiveness of our internal controls over financial reporting."

FUNDAMENTAL INVESTMENT POLICIES

The restrictions identified as fundamental below, along with our investment objective of seeking to maximize total return, are our only fundamental policies. Fundamental policies may not be changed without the approval of the holders of a majority of our outstanding voting securities, as defined in the 1940 Act. The percentage restrictions set forth below, apply at the time a transaction is effected, and a subsequent change in a percentage resulting from market fluctuations or any cause will not require us to dispose of portfolio securities or to take other action to satisfy the percentage restriction.

As a matter of fundamental policy, we will not: (1) act as an underwriter of securities of other issuers (except to the extent that we may be deemed an "underwriter" of securities we purchase that must be registered under the Securities Act of 1933 before they may be offered or sold to the public); (2) purchase or sell real estate or interests in real estate or real estate investment trusts (except that we may (A) purchase and sell real estate or interests in real estate in connection with the orderly liquidation of investments, or in connection with foreclosure on collateral, (B) own the securities of companies that are in the business of buying, selling or developing real estate or (C) finance the purchase of real estate by our portfolio companies); (3) sell securities short (except with regard to managing the risks associated with publicly-traded securities issued by our portfolio companies); (4) purchase securities on margin (except to the extent that we may purchase securities with borrowed money); or (5) engage in the purchase or sale of commodities or commodity contracts, including futures contracts (except where necessary in working out distressed loan or investment situations or in hedging the risks associated with interest rate fluctuations), and, in such cases, only after all necessary registrations (or exemptions from registration) with the Commodity Futures Trading Commission have been obtained.

We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an "underwriter" as that term is defined in the Securities Act of 1933. Our intention is to not write (sell) or buy put or call options to manage risks associated with the publicly-traded securities of our portfolio companies, except that we may enter into hedging transactions to manage the risks associated with interest rate fluctuations, and, in such cases, only after all necessary registrations (or exemptions from registration) with the Commodity Futures Trading Commission have been obtained. However, we may purchase or otherwise receive warrants to purchase the common stock of our portfolio companies in connection with acquisition financing or other investment. Similarly, in connection with an acquisition, we may acquire rights to require the issuers of acquired securities or their affiliates to repurchase them under certain circumstances. We also do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, unless otherwise permitted by the 1940 Act, we

Regulation as a business development company

currently cannot acquire more than 3% of the voting securities of any registered investment company, invest more than 5% of the value of our total assets in the securities of one investment company or invest, in the aggregate, in excess of 10% of the value of our total assets in the securities of one or more investment companies. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our stockholders to additional expenses.

PROXY VOTING

We have delegated our proxy voting responsibility to our investment adviser, TIM. The Proxy Voting Policies and Procedures of TIM are set forth below. (The guidelines are reviewed periodically by TIM and our non-interested directors, and, accordingly, are subject to change. For purposes of these Proxy Voting Policies and Procedures described below, "we" "our" and "us" refers to TIM).

Introduction

As an investment adviser registered under the Advisers Act, we have a fiduciary duty to act solely in the best interests of our clients. As part of this duty, we recognize that we must vote client securities in a timely manner free of conflicts of interest and in the best interests of our clients.

These policies and procedures for voting proxies for our investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

These policies are designed to be responsive to the wide range of subjects that may be the subject of a proxy vote. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. In general, we will vote proxies in accordance with these guidelines unless: (1) we have determined to consider the matter on a case-by-case basis (as is stated in these guidelines), (2) the subject matter of the vote is not covered by these guidelines, (3) a material conflict of interest is present, or (4) we might find it necessary to vote contrary to our general guidelines to maximize shareholder value and vote in our clients' best interests. In such cases, a decision on how to vote will be made by the proxy voting committee (as described below). In reviewing proxy issues, we will apply the following general policies:

Elections of Directors

In general, we will vote in favor of the management-proposed slate of directors. If there is a proxy fight for seats on the board or we determine that there are other compelling reasons for withholding votes for directors, the proxy voting committee will determine the appropriate vote on the matter. We believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote and failure to act on tender offers where a majority of shareholders have tendered their shares. Finally, we may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

Appointment of Auditors

We believe that the company remains in the best position to choose the auditors and will generally support management's recommendation.

Changes in Capital Structure

Changes in a company's charter, articles of incorporation or by-laws may be required by state or federal regulation. In general, we will cast our votes in accordance with the company's management on such proposals. However, the proxy voting committee will review and analyze on a case-by-case basis any proposals regarding changes in corporate structure that are not required by state or federal regulation.

Corporate Restructurings, Mergers and Acquisitions

We believe proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, the proxy voting committee will analyze such proposals on a case-by-case basis.

Regulation as a business development company

Proposals Affecting Shareholder Rights

We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

Corporate Governance

We recognize the importance of good corporate governance in ensuring that management and the Board of Directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company.

Anti-Takeover Measures

The Proxy Voting Committee will evaluate, on a case-by-case basis, proposals regarding anti-takeover measures to determine the measure's likely effect on shareholder value dilution.

Stock Splits

We will generally vote with management on stock split matters.

Limited Liability of Directors

We will generally vote with management on matters that would affect the limited liability of directors.

Social and Corporate Responsibility

The Proxy Voting Committee may review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

Proxy Voting Procedures

We will generally vote proxies in accordance with these guidelines. In circumstances in which (1) we have determined to consider the matter on a case-by-case basis (as is stated in these guidelines), (2) the subject matter of the vote is not covered by these guidelines, (3) a material conflict of interest is present, or (4) we might find it necessary to vote contrary to our general guidelines to maximize shareholder value and vote in our clients' best interests, the proxy voting committee will vote the proxy.

Proxy Voting Committee

We have formed a proxy voting committee to establish general proxy policies and consider specific proxy voting matters as necessary. In addition, members of the committee may contact management and interested shareholder groups as necessary to discuss proxy issues. Members of the committee will include relevant senior personnel. The committee may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committee monitors adherence to guidelines, and reviews the policies contained in this statement from time to time.

Conflicts of Interest

We recognize that there may be a potential conflict of interest when we vote a proxy solicited by an issuer that is our advisory client or a client or customer of one of our affiliates or with whom we have another business or personal relationship that may affect how we vote on the issuer's proxy. We believe that adherence to these policies and procedures ensures that proxies are voted with only our clients' best interests in mind. To ensure that our votes are not the product of a conflict of interests, we require that: (i) anyone involved in the decision making process (including members of the proxy voting committee) disclose to the chairman of the proxy voting committee any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (ii) employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.

Regulation as a business development company

Proxy Voting

Each account's custodian will forward all relevant proxy materials to us, either electronically or in physical form to the address of record that we have provided to the custodian.

Proxy Recordkeeping

We must retain the following documents pertaining to proxy voting:

copies of our proxy voting polices and procedures;

copies of all proxy statements;

records of all votes cast by us;

copies of all documents created by us that were material to making a decision how to vote proxies or that memorializes the basis for that decision; and

copies of all written client requests for information with regard to how we voted proxies on behalf of the client as well as any written responses provided.

All of the above-referenced records will be maintained and preserved for a period of not less than five years from the end of the fiscal year during which the last entry was made. The first two years of records must be maintained at our office.

Proxy Voting Records

Clients may obtain information about how we voted proxies on their behalf by making a written request for proxy voting information to: Chief Compliance Officer, Technology Investment Management, LLC, 8 Sound Shore Drive, Suite 255, Greenwich, CT 06830.

Dividend reinvestment plan

We have adopted a dividend reinvestment plan, through which all dividends are paid to stockholders in the form of additional shares of our common stock, unless a stockholder elects to receive cash as provided below. In this way, a stockholder can maintain an undiluted investment in us and still allow us to pay out the required distributable income.

No action is required on the part of a registered stockholder to receive a distribution in shares of our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying EquiServe, Inc. and EquiServe Trust Company, N.A., the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than 10 days prior to the record date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive distributions in cash and hold such shares in non-certificated form. Upon request by a participant, received in writing not less than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the participant's account, issue a certificate registered in the participant's name for the number of whole shares of our common stock and a check for any fractional share.

Those stockholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election.

We use only newly-issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of our common stock at the close of regular trading on the Nasdaq National Market on the valuation date for such distribution. Market price per share on that date will be the closing price for such shares on the Nasdaq National Market or, if no sale is reported for such day, at the average of their electronically-reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

Dividend reinvestment plan

There is no charge to stockholders for receiving their distributions in the form of additional shares of our common stock. The plan administrator's fees for handling distributions in stock are paid by us. There are no brokerage charges with respect to shares we have issued directly as a result of distributions payable in stock. If a participant elects by written or telephonic notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant's account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $2.50 transaction fee plus brokerage commissions from the proceeds.

Stockholders who receive distributions in the form of stock are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash. A stockholder's basis for determining gain or loss upon the sale of stock received in a distribution from us will be equal to the total dollar amount of the distribution payable to the stockholder.

The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend or distribution by us. All correspondence concerning the plan should be directed to the plan administrator by mail at 150 Royal Street, Canton, MA 02021 or by phone at 1-800-426-5523.

Control persons and principal holders of securities

The following table sets forth, the beneficial ownership of each of our directors and executive officers, and each person known to us to beneficially own 5% or more of the outstanding shares of our common stock, and our executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities.

Unless otherwise indicated, we believe that each beneficial owner set forth in the table has sole voting and investment power and has the same address as us. Our address is 8 Sound Shore Drive, Suite 255, Greenwich, Connecticut, 06830.

Name and Address of Beneficial Owner	Number of Shares Owned Beneficially	Percentage of Class(1)
Interested Directors
Jonathan H. Cohen	139,100	1.37%
Charles M. Royce	71,090	*
Independent Directors
Steven P. Novak	2,044	*
G. Peter O'Brien	10,227	*
Tonia L. Pankopf	8,829	*
Executive Officers
Patrick F. Conroy	203	*
Saul B. Rosenthal	3,400	*
Lee D. Stern	3,476	*
Executive officers and directors as a group	238,369	2.35%
Other
DePrince Race & Zollo, Inc. (2)	520,717	5.14%
201 S. Orange Ave., Suite 850 Orlando, FL 32801

*

Represents less than one percent.

(1)

Based on a total of 10,125,406 shares of our common stock issued and outstanding on December 21, 2004.

(2)

Based upon information contained in the Schedule 13F filed November 10, 2004 by DePrince Race & Zollo, Inc.

Set forth below is the dollar range of equity securities beneficially owned by each of our directors as of December 21, 2004:

Control persons and principal holders of securities

Name of Director	Dollar Range of Equity Securities Beneficially Owned (1)(2)(3)
Interested Directors
Jonathan H. Cohen	Over $100,000
Charles M. Royce	Over $100,000
Independent Directors
Steven P. Novak	$10,001 - $50,000
G. Peter O'Brien	Over $100,000
Tonia L. Pankopf	Over $100,000

(1)

Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934.

(2)

The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or Over $100,000.

(3)

The dollar range of equity securities beneficially owned in us is based on the closing price of $15.01 on December 21, 2004, on the Nasdaq National Market.

Certain relationships and transactions

We have entered into an investment advisory agreement with TIM. TIM is controlled by BDC Partners, its managing member. In addition to BDC Partners, TIM is owned by Royce & Associates, LLC as the non-managing member. BDC Partners, as the managing member of TIM, manages the business and internal affairs of TIM. In addition, BDC Partners provides us with office facilities and administrative services pursuant to an administration agreement. Jonathan H. Cohen, our Chief Executive Officer, as well as a director, is the managing member of and controls BDC Partners. Saul B. Rosenthal, our President and Chief Operating Officer, is also the President and Chief Operating Officer of TIM and a member of BDC Partners.

Charles M. Royce, a director and the non-executive Chairman of our Board of Directors, is President and Chief Investment Officer of Royce & Associates, LLC. Royce & Associates, LLC as the non-managing member of our investment adviser, does not take part in the management or participate in the operations of TIM; however, Royce & Associates, LLC has agreed to make Mr. Royce or certain other portfolio managers available to TIM to provide certain consulting services without compensation. Royce & Associates, LLC is a wholly owned subsidiary of Legg Mason, Inc.

JHC Capital Management, a registered investment adviser owned by Mr. Cohen, serves as the sub-adviser to the Royce Technology Value Fund. In addition, JHC Capital Management has invested on behalf of certain of its discretionary advisory clients in CyberSource Corporation, a public company engaged in the business of processing online payments for electronic merchants listed on the Nasdaq National Market. Mr. Novak, one of our independent directors, is also an independent director of CyberSource Corporation. JHC Capital Management's discretionary advisory clients own in the aggregate less than 5% of the outstanding common stock (on a fully diluted basis) of CyberSource Corporation.

Saul B. Rosenthal, our President and Chief Operating Officer, holds less than a 0.02% limited partnership interest in Dawntreader Fund II, a private equity partnership which owns less than 5% of MortgageIT, Inc., one of our portfolio companies.

Description of capital stock

The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our charter and bylaws for a more detailed description of the provisions summarized below.

Capital Stock

Our authorized capital stock consists of 100,000,000 shares of stock, par value $.01 per share, all of which is initially designated as common stock. We have listed our common stock on the Nasdaq National Market under the ticker symbol "TICC." There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

At December 21, 2004 there were 10,125,406 shares of common stock outstanding. The following are our outstanding classes of securities as of December 21, 2004:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by Us or for our Account	(4) Amount Outstanding Exclusive of Amounts Shown Under (3)
Common Stock	100,000,000	—	10,125,406

Under our charter, our Board of Directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, our charter provides that the Board of Directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

Description of capital stock

Common Stock

All shares of our common stock have equal rights as to earnings, assets, dividends and voting privileges and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of assets legally available therefor. Shares of our common stock have no preemptive, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of a liquidation, dissolution or winding up of TICC, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock will elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

Preferred Stock

Our charter authorizes our Board of Directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. Prior to issuance of shares of each class or series, the Board of Directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a business development company. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions. We do not currently have any plans to issue preferred stock, however.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and which is material to the cause of action. Our charter contains such a provision which eliminates directors' and officers' liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual

Description of capital stock

who, while a director and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made a party to the proceeding by reason of his service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person's willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation's receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Our insurance policy does not currently provide coverage for claims, liabilities and expenses that may arise out of activities that our present or former directors or officers have performed for another entity at our request. There is no assurance that such entities will in fact carry such insurance. However, we note that we do not expect to request our present or former directors or officers to serve another entity as a director, officer, partner or trustee unless we can obtain insurance providing coverage for such persons for any claims, liabilities or expenses that may arise out of their activities while serving in such capacities.

Provisions of the Maryland General Corporation Law and Our Charter and Bylaws

The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified Board of Directors

Our Board of Directors is divided into three classes of directors serving staggered three-year terms. The initial terms of the first, second and third classes expire in 2004, 2005 and 2006, respectively. Beginning in 2004, upon expiration of their current terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify and each year one class of directors will be elected by the stockholders. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified Board of Directors will help to ensure the continuity and stability of our management and policies.

Description of capital stock

Election of Directors

Our charter and bylaws provide that the affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote in the election of directors will be required to elect a director. Pursuant to our charter, our Board of Directors may amend the bylaws to alter the vote required to elect directors.

Number of Directors; Vacancies; Removal

Our charter provides that the number of directors will be set only by the Board of Directors in accordance with our bylaws. Our bylaws provide that a majority of our entire Board of Directors may at any time increase or decrease the number of directors. However, the number of directors may never be less than one nor more than twelve. Except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Under Maryland law, a director on a classified board may be removed only for cause and then only by the affirmative vote of at least a majority of the votes entitled to be cast in the election of directors.

Action by Stockholders

The Maryland General Corporation Law provides that stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous consent in lieu of a meeting. These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) provided that the Board of Directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our Board of Directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board of Directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our Board of Directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of Special Meetings of Stockholders

Our bylaws provide that special meetings of stockholders may be called by our Board of Directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Description of capital stock

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Under our charter, provided that at least 75% of our directors then in office have approved and declared the action advisable and submitted such action to the stockholders, our dissolution, an amendment to our charter that requires stockholder approval, a merger, or a sale of all or substantially all of our assets or a similar transaction outside the ordinary course of business, must be approved by the affirmative vote of stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. If an extraordinary matter submitted to stockholders by the Board of Directors is approved and advised by less than 75% of our directors, such matter will require approval by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter.

Our charter and bylaws provide that the Board of Directors will have the exclusive power to make, alter, amend or repeal any provision of our bylaws.

No Appraisal Rights

Except with respect to appraisal rights arising in connection with the Control Shares Act discussed below, as permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights.

Control Share Acquisitions

The Maryland General Corporation Law provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter (the "Control Share Act"). Shares owned by the acquiror, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

one-tenth or more but less than one-third;

one-third or more but less than a majority; or

a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the Board of Directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may repurchase for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to repurchase control shares is subject to certain conditions and limitations, including, as provided in our bylaws, compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to

Description of capital stock

vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

The Control Share Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation. Our bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future. However, we will amend our bylaws to be subject to the Control Share Act only if the Board of Directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Control Share Act does not conflict with the 1940 Act.

Business Combinations

Under Maryland law, "business combinations" between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder (the "Business Combination Act"). These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

any person who beneficially owns 10% or more of the voting power of the corporation's shares; or

an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which he otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation's common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the Board of Directors before the time that the interested stockholder becomes an interested stockholder. Our Board of Directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the Board of Directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution, however, may be altered or repealed in whole or in part at any time. If this resolution is repealed, or the Board of Directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Conflict with 1940 Act

Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Control Share Act (if we amend our bylaws to be subject to such Act) and the Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

Legal matters

The legality of our shares of common stock offered by this prospectus will be passed upon for us by Sutherland Asbill & Brennan LLP, Washington, D.C. Certain legal matters will be passed upon for the dealer manager by Clifford Chance US LLP.

Custodian, transfer and dividend paying agent and registrar

Our securities are held under a custody agreement by State Street Bank and Trust Company. The address of the custodian is 225 Franklin Street, Boston, MA 02110. EquiServe, Inc. and EquiServe Trust Company, N.A. act as our transfer, dividend paying and reinvestment plan agent and registrar. The principal business address of our transfer agents is 150 Royal Street, Canton, MA 02021.

Independent registered public accounting firm

PricewaterhouseCoopers LLP, an independent registered public accounting firm, has audited our financial statements at December 31, 2003.

Brokerage allocation and other practices

Since we generally acquire and dispose of our investments in privately negotiated transactions, we infrequently use brokers in the normal course of our business. Subject to policies established by our Board of Directors, our investment adviser is primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. The investment adviser does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for TICC, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm's risk and skill in positioning blocks of securities. While the investment adviser will generally seek reasonably competitive trade execution costs, TICC will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the investment adviser may select a broker based partly upon brokerage or research services provided to the investment adviser and TICC and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if the investment adviser determines in good faith that such commission is reasonable in relation to the services provided.

Report of independent registered public accounting firm

To the Board of Directors and Stockholders of
Technology Investment Capital Corp.

In our opinion, the accompanying balance sheet, and the related statements of operations, of stockholders' equity and of cash flows present fairly, in all material respects, the financial position of Technology Investment Capital Corp. (the "Company") at December 31, 2003, and the results of its operations, changes in stockholders' equity and cash flows for the period July 21, 2003 (inception) through December 31, 2003, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland
February 9, 2004

TECHNOLOGY INVESTMENT CAPITAL CORPORATION
BALANCE SHEET
AS OF DECEMBER 31, 2003

December 31, 2003
ASSETS
ASSETS
Cash and cash equivalents	$138,228,765
Interest receivable	23,667
Prepaid assets	72,446

TOTAL ASSETS	$138,324,878

LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES
Accrued expenses	$335,810
Accrued offering expenses	19,441

Total Liabilities	355,251

STOCKHOLDERS' EQUITY
Common stock, $0.01 par value, 100,000,000 shares authorized, and 10,000,100 issued and outstanding, respectively	100,001
Capital in excess of par value	138,189,832
Accumulated net investment loss	(320,206)

Total Stockholders' Equity	137,969,627

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$138,324,878

SEE ACCOMPANYING NOTES.

TECHNOLOGY INVESTMENT CAPITAL CORPORATION
STATEMENT OF OPERATIONS
FOR THE PERIOD JULY 21, 2003 (INCEPTION) THROUGH DECEMBER 31, 2003

INVESTMENT INCOME
Interest income	$114,282

Total Investment Income	114,282

EXPENSES
Salaries and benefits	27,119
Investment advisory fees	259,138
Professional fees	30,110
Insurance	7,920
Organizational expenses	349,316
General and administrative	18,504

Total Expenses	692,107

NET INVESTMENT LOSS	(577,825)

NET DECREASE IN STOCKHOLDERS' EQUITY RESULTING FROM OPERATIONS	$(577,825)

Net decrease in stockholders' equity resulting from operations per common share:
Basic and Diluted	$(0.25)
Weighted average shares of common stock outstanding:
Basic and Diluted	2,348,987

SEE ACCOMPANYING NOTES.

TECHNOLOGY INVESTMENT CAPITAL CORP.
STATEMENT OF STOCKHOLDERS' EQUITY
FOR THE PERIOD JULY 21, 2003 (INCEPTION) THROUGH DECEMBER 31, 2003

	Common stock		Capital in excess of par value	Undistributed earnings	Total stockholders' equity
	Shares	Amount
Balance at July 21, 2003 (Inception)	100	$1	$1,499	—	$1,500
Issuance of common stock in public offering (net of underwriting costs and offering costs of $11,454,048)	10,000,000	$100,000	138,445,952	—	138,545,952
Net decrease in stockholders' equity resulting from operations	—	—	—	$(577,825)	$(577,825)
Reclassification for permanent book-tax difference (1)	—	—	(257,619)	257,619	—
Balance at 12/31/03	10,000,100	$100,001	$138,189,832	$(320,206)	$137,969,627

(1)

See Federal Income Tax note.

SEE ACCOMPANYING NOTES.

TECHNOLOGY INVESTMENT CAPITAL CORPORATION
STATEMENT OF CASH FLOWS
FOR THE PERIOD FROM JULY 21, 2003 (INCEPTION) THROUGH DECEMBER 31, 2003

CASH FLOWS FROM OPERATING ACTIVITIES
Net decrease in stockholders' equity resulting from operations	$(577,825)
Adjustments to reconcile net decrease in stockholders' equity resulting from operations to net cash provided/used by operating activities:
Increase in interest receivable	(23,667)
Increase in prepaid assets	(72,446)
Increase in accrued expenses and other liabilities	355,251

Net Cash Used by Operating Activities	(318,687)

CASH FLOWS FROM FINANCING ACTIVITIES
Net proceeds from the issuance of common stock	139,500,000
Offering costs from issuance of common stock	(954,048)

Net Cash Provided by Financing Activities	138,545,952

NET INCREASE IN CASH AND CASH EQUIVALENTS	138,227,265
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	1,500
CASH AND CASH EQUIVALENTS, END OF PERIOD	$138,228,765
NON-CASH FINANCING ACTIVITIES	none

SEE ACCOMPANYING NOTES.

TECHNOLOGY INVESTMENT CAPITAL CORPORATION
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2003

NOTE 1.    ORGANIZATION

Technology Investment Capital Corporation ("TICC" or "Company") was incorporated under the General Corporation Laws of the State of Maryland on July 21, 2003 as a closed-end investment company. The Company has elected to be treated as a business development company under the Investment Company Act of 1940, as amended. In addition, the Company intends to elect to be treated for tax purposes as a regulated investment company, or RIC, under the Internal Revenue Code of 1986, as amended, beginning with its 2003 taxable year. The Company's investment objective is to maximize its total return, principally by investing in the debt and/or equity securities of technology-related companies.

TICC's investment activities are managed by Technology Investment Management, LLC ("TIM" or "Adviser"), a registered investment adviser under the Investment Advisers Act of 1940, as amended. BDC Partners, LLC ("BDC Partners") is the managing member of the Adviser and serves as the administrator of TICC.

On November 26, 2003, the Company closed its initial public offering and sold 8,695,653 shares of its common stock at a price to the public of $15.00 per share, less an underwriting discount of $1.05 per share and offering expenses of $954,048. Certain of TICC's directors and officers and employees of BDC Partners purchased shares at the public offering price net of the sales concession. On December 10, 2003, the Company issued an additional 1,304,347 shares of its common stock at the same price pursuant to the underwriters' overallotment. The total net proceeds to the Company from the initial public offering, including the exercise of the overallotment, were $138,545,952.

NOTE 2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

The accompanying financial statements include the accounts of the Company. There are no related companies and no intercompany accounts to be eliminated.

USE OF ESTIMATES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America that require management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

In the normal course of business, the Company may enter into contracts that contain a variety of representations and provide indemnifications. The Company's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Company that have not yet occurred. However, the Company expects the risk of loss to be remote.

CASH AND CASH EQUIVALENTS

Cash and cash equivalents consist of demand deposits and highly liquid investments with original maturities of three months or less. Cash and cash equivalents are carried at cost or amortized cost which approximates fair value.

INVESTMENT VALUATION

The Company carries its investments at fair value, as determined in good faith by the Board of Directors based upon the recommendation of its valuation committee. The Company has retained an outside valuation firm to assist in the valuation process; however the Board of Directors will retain ultimate authority as to the appropriate valuation of each investment. At year-end, there were no investments which required the valuation services of the outside valuation firm.

INTEREST INCOME RECOGNITION

Interest income is recorded on the accrual basis to the extent that such amounts are expected to be collected.

FEDERAL INCOME TAXES

The Company intends to operate so as to qualify to be taxed as a RIC under the Internal Revenue Code and, as such, would not be subject to federal income tax on the portion of its taxable income and gains distributed to stockholders. To qualify as a RIC, the Company is required, among other requirements, to distribute at least 90% of its investment company taxable income, as defined by the Code.

Because federal income tax regulations differ from accounting principles generally accepted in the United States of America, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statement to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended December 31, 2003, the Company reclassified $257,619 from net investment loss to capital in excess of par value, representing the portion of net investment loss that will not be utilizable for tax purposes.

CONCENTRATION OF CREDIT RISK

The Company places its cash and cash equivalents with financial institutions and, at times, cash held in checking accounts may exceed the Federal Deposit Insurance Corporation insured limit.

NOTE 3.    CASH AND CASH EQUIVALENTS

At December 31, 2003, cash and cash equivalents consisted of:

Market value
UBS Select Money Market Fund	$28,000,000
Euro Time Deposit (0.93%, due January 13, 2004)	10,000,000
U.S. Treasury Bill (0.82%, due January 22, 2004)	49,976,083
U.S. Treasury Bill (0.84%, due March 18, 2004)	49,910,167
Total Cash Equivalents	137,886,250
Cash	342,515
Cash and Cash Equivalents	$138,228,765

NOTE 4.    EARNINGS PER SHARE

The following table sets forth the computation of basic and diluted net increase (decrease) in stockholders' equity resulting from operations per share for the period ended December 31, 2003:

Numerator for basic and diluted loss per share	$(577,825)
Denominator for basic and diluted weighted average shares	2,348,987
Basic and diluted net decrease in stockholders' equity resulting from operations per common share	$(0.25)

NOTE 5.    RELATED PARTY TRANSACTIONS

TICC has entered into an investment advisory agreement with the Adviser, under which the Adviser, subject to the overall supervision of TICC's Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, TICC. For providing these services, the Adviser receives a fee from TICC, consisting of two components: a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 2.00%. For services rendered under the investment advisory agreement during the period commencing from the closing of the Company's public share offering through and including March 31, 2004, the base management fee is payable monthly in arrears, and is calculated based on the initial value of TICC's net assets upon closing of the stock offering. For services rendered under the investment advisory agreement after March 31, 2004, the base management fee will be payable quarterly in arrears, and will be calculated based on the average value of TICC's net assets at the end of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances, repurchases or redemptions during the current calendar quarter.

The incentive fee has two parts, as follows: One part is calculated and payable quarterly in arrears based on TICC's pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income earned during the calendar quarter, minus our operating expenses for the quarter (including the base management fee and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes any consulting or other fees that we receive from portfolio companies but does not include any net realized capital gains. Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, will be compared to one-fourth of the applicable annual "hurdle rate." TIM will be entitled to 20.0% of the excess (if any) of our pre-incentive fee net investment income for the quarter over one-fourth of the applicable annual hurdle rate. The annual hurdle for the period from the closing of our initial public offering through and including December 31, 2004 is 8.27%, which is equal to the interest rate payable, at the beginning of the period, on the most recently issued five-year U.S. Treasury Notes plus 5.0%. For each calendar year commencing on or after January 1, 2005, the annual hurdle rate will be determined as of the immediately preceding December 31st by adding 5.0% to the interest rate then payable on the most recently issued five-year U.S. Treasury Notes, up to a maximum annual hurdle rate of 10.0%. The calculations will be appropriately pro rated for any period of less than three months and adjusted for any share issuances, redemptions or repurchases during the current quarter.

The second part of the incentive fee will be determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory agreement, as of the termination date), commencing on December 31, 2004, and will equal 20.0% of our net realized capital gains for the calendar year less any unrealized capital losses for such year; provided that the incentive fee determined as of December 31, 2004 will be calculated for a period of longer than twelve calendar months to take into account any net realized capital gains and net unrealized capital losses for the period ending December 31, 2003.

TICC has also entered into an administration agreement with BDC Partners under which BDC Partners will provide administrative services for TICC. For providing these services, facilities and personnel, TICC will reimburse BDC Partners for TICC's allocable portion of overhead and other expenses incurred by BDC Partners in performing its obligations under the administration agreement, including rent.

TIM is owned by BDC Partners, its managing member, and Royce & Associates, LLC ("Royce"). Jonathan H. Cohen, TICC's chief executive officer, and Saul B. Rosenthal, TICC's chief operating officer, are the members of BDC Partners, and Charles M. Royce, TICC's non-executive chairman, is the president of Royce. For the period ended December 31, 2003, investment advisory fees charged by TIM were $259,138. In addition, the Company accrued $24,660 as reimbursement for compensation expenses paid by BDC Partners to employees for administrative services rendered to TICC, pursuant to an administration agreement. In addition, TICC reimbursed TIM and BDC Partners for organizational and offering expenses of $332,600 which were advanced on behalf of TICC.

NOTE 6.    SUBSEQUENT EVENTS

On January 28, 2004, the Company announced that it had closed its first transaction, with Questia Media, Inc. The transaction involves $8,000,000 in 12% notes, with a payment-in-kind feature of an additional 6% of the invested amount. The notes mature in January 2009. The transaction also provides for TICC to purchase an additional $2 million of senior notes as Questia Media achieves certain milestones.

On February 2, 2004, the Company announced a cash dividend of $0.10 per share payable April 5, 2004 to holders of record on March 15, 2004.

On February 27, 2004, the Company announced the engagement of Houlihan Lokey Howard & Zukin, an independent valuation firm, and the termination of it sub-advisory agreement with Hill Street Capital by mutual agreement.

NOTE 7.    FINANCIAL HIGHLIGHTS

	Period July 21, 2003 (inception) through December 31, 2003
PER SHARE DATA
Net asset value at beginning of period	$15.00
Offering costs and underwriters discount	(1.14)
Net investment loss	(0.06	)(1)

Net asset value at end of period	$13.80

Per share market value at beginning of period	$15.00	(2)
Per share market value at end of period	15.55
Total return	3.67	%(3)
Shares outstanding at end of period	10,000,100

RATIOS/SUPPLEMENTAL DATA
Net assets at end of period ('000s)	$137,970
Average net assets ('000s)	28,703
Ratio of expenses to average net assets — annualized	5.4	%(4)
Ratio of net investment loss to average net assets — annualized	(4.5	)%(4)

(1)

Calculated in accordance with Securities and Exchange Commission Form N-2, Part A, item 4.1.9.

(2)

Represents initial public offering price.

(3)

Total return equals the increase of the ending market value over the beginning market value, plus distributions, divided by the beginning market value. The return for 2003 has not been annualized.

(4)

Includes impact of organizational expenses incurred in connection with the Company's initial public offering.

NOTE 8.    SELECTED QUARTERLY DATA (UNAUDITED)

Period ended December 31, 2003
Total investment income	$114,282
Net investment loss	(577,825)
Net decrease in stockholders' equity resulting from operations	(577,825)
Basic loss per common share	(0.25)
Diluted loss per common share	(0.25)

TECHNOLOGY INVESTMENT CAPITAL CORP.
BALANCE SHEETS
AS OF SEPTEMBER 30, 2004 AND DECEMBER 31, 2003

	September 30, 2004 (Unaudited)	December 31, 2003 (Audited)
ASSETS
ASSETS
Investments at fair value (cost: $64,610,162 @ 9/30/04; none @ 12/31/03)	$64,610,162	$0
Cash and cash equivalents	73,794,091	138,228,765
Interest receivable	598,791	23,667
Prepaid assets	31,087	72,446
TOTAL ASSETS	$139,034,131	$138,324,878

LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES
Accrued expenses	$932,640	335,810
Accrued offering expenses	0	19,441
Total Liabilities	932,640	355,251
STOCKHOLDERS' EQUITY
Common stock, $0.01 par value, 100,000,000 shares authorized, and 10,125,406 and 10,000,100 issued and outstanding, respectively	101,254	100,001
Capital in excess of par value	139,959,089	138,189,832
(Overdistributed) net investment income (loss)	(1,958,852)	(320,206)
Total Stockholders' Equity	138,101,491	137,969,627
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$139,034,131	$138,324,878

SEE ACCOMPANYING NOTES.

TECHNOLOGY INVESTMENT CAPITAL CORP.
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2004
(UNAUDITED)

Company(1)	Industry	Investment(7)	Interest rate	Maturity date	Principal amount	Cost	Fair value(2)
Questia Media, Inc.	digital media	senior secured notes (3)(4)	12.0%	Jan. 2009	$8,665,292	$8,665,292	$8,665,292
MortgageIT, Inc.	financial services	senior secured notes (9)	10.0%	Mar. 2007	15,000,000	15,000,000	15,000,000
Advanced Aesthetics Institute	medical services	senior secured notes (8)	12.0%	Mar. 2009	10,000,000	10,000,000	10,000,000
		warrants to purchase common stock				—	—
Endurance International Group, Inc.	webhosting	senior secured notes (4)(5)(8)	10.0%	Jul. 2009	7,000,000	6,855,600	6,855,600
		warrants to purchase convertible preferred stock				150,000	150,000
DirectRevenue, LLC	internet advertising	senior secured notes (5)(6)	12.0%	Aug. 2007	6,420,000	6,199,000	6,199,000
		warrants to purchase common units				240,000	240,000
Avue Technologies Corp.	software	senior secured notes (4)(5)(8)(10)	10.0%	Aug. 2009	2,500,000	2,487,270	2,487,270
		warrants to purchase common stock				13,000	13,000
Trenstar Inc.	logistics	senior secured notes (3)(8)	10.5%	Sep. 2009	15,000,000	15,000,000	15,000,000
		warrants to purchase convertible preferred stock				—	—
Total investments						$64,610,162	$64,610,162

(1)

We do not "control" and are not an "affiliate" of any of our portfolio companies, each as defined in the Investment Company Act of 1940 (the "'40 Act"). In general, under the '40 Act, we would "control" a portfolio company if we owned 25% or more of its voting securities and would be an "affiliate" of a portfolio company if we owned 5% or more of its voting securities.

(2)

Fair value is determined in good faith by the Board of Directors of the Company.

(3)

Investment includes payment-in-kind interest.

(4)

Transaction also includes a commitment for additional notes and/or warrants upon satisfaction of certain specified conditions.

(5)

Cost and fair value reflect accretion of original issue discount.

(6)

Cost and fair value reflect repayment of principal.

(7)

As a percentage of net assets at September 30, 2004, investments at fair value are categorized as follows: senior secured notes (46.5%) and warrants to purchase equity securities (0.3%).

(8)

Notes bear interest at variable rates.

(9)

Effective October 1, 2004, note bears interest at a fixed rate of 7.5%.

(10)

Effective October 1, 2004, note bears interest at fixed rate of 15.0%.

SEE ACCOMPANYING NOTES.

TECHNOLOGY INVESTMENT CAPITAL CORP.
STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2004
(UNAUDITED)

Nine Months ended September 30, 2004
INVESTMENT INCOME
Interest income	$3,279,261
Other fees	1,221,921
Total Investment Income	4,501,182
EXPENSES
Salaries and benefits	152,918
Investment advisory fees	2,077,286
Professional fees	353,596
Insurance	60,280
Directors' fees	102,750
General and administrative	177,734
Total Expenses	2,924,564
NET INVESTMENT INCOME	$1,576,618
NET INCREASE IN STOCKHOLDERS' EQUITY RESULTING FROM OPERATIONS	$1,576,618
Net increase in stockholders' equity resulting from operations per common share: Basic and Diluted	$0.16
Weighted average shares of common stock outstanding: Basic and Diluted	10,046,048

SEE ACCOMPANYING NOTES.

TECHNOLOGY INVESTMENT CAPITAL CORP.
STATEMENT OF STOCKHOLDERS' EQUITY
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2004
(UNAUDITED)

	Common Stock		Capital in Excess of Par Value	(Over)/Underdist. Net Investment Income	Total Stockholders' Equity
	Shares	Amount
Balance at 12/31/03	10,000,100	$ 100,001	$ 138,189,832	$(320,206)	$ 137,969,627
Net increase in stockholders' equity resulting from operations	—	—	—	1,576,618	1,576,618
Shares issued in connection with dividend reinvestment	125,306	1,253	1,769,257	—	1,770,510
Dividends declared	—	—	—	(3,215,264)	(3,215,264)
Balance at 09/30/04	10,125,406	$ 101,254	$139,959,089	$(1,958,852)	$138,101,491

SEE ACCOMPANYING NOTES

TECHNOLOGY INVESTMENT CAPITAL CORP.
STATEMENT OF CASH FLOWS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2004
(UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in stockholders' equity resulting from operations	$1,576,618
Adjustments to reconcile net increase in stockholders' equity resulting from operations to net cash provided/used by operating activities:
Increase in interest receivable	(575,124)
Decrease in prepaid assets	41,359
Increase in investments due to PIK interest	(665,292)
Amortization of discounts	(24,870)
Increase in accrued expenses and other liabilities	577,389
Net Cash Provided by Operating Activities	930,080
CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of investments	(64,200,000)
Repayment of principal	280,000
Net cash used in investing activities	(63,920,000)
CASH FLOWS FROM FINANCING ACTIVITIES
Dividends paid	(1,444,754)
NET INCREASE IN CASH AND CASH EQUIVALENTS	(64,434,674)
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	138,228,765
CASH AND CASH EQUIVALENTS, END OF PERIOD	$73,794,091
NON-CASH FINANCING ACTIVITIES
Shares issued in connection with dividend reinvestment plan	$1,770,510

SEE ACCOMPANYING NOTES

TECHNOLOGY INVESTMENT CAPITAL CORP.
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2004
(UNAUDITED)

NOTE 1.    UNAUDITED INTERIM FINANCIAL STATEMENTS

Interim financial statements of Technology Investment Capital Corp. ("TICC" or "Company") are prepared in accordance with generally accepted accounting principles ("GAAP") for interim financial information and pursuant to the requirements for reporting on Form 10-Q and Article 10 of Regulation S-X. Accordingly, certain disclosures accompanying annual financial statements prepared in accordance with GAAP are omitted. In the opinion of management, all adjustments, consisting solely of normal recurring accruals, necessary for the fair presentation of financial statements for the interim periods have been included. The current period's results of operations are not necessarily indicative of results that may be achieved for the year. The interim financial statements and notes thereto should be read in conjunction with the financial statements and notes thereto included in the Company's Form 10-K for the year ended December 31, 2003, as filed with the Securities and Exchange Commission.

NOTE 2.    ORGANIZATION

TICC was incorporated under the General Corporation Laws of the State of Maryland on July 21, 2003 as a closed-end investment company. The Company has elected to be treated as a business development company under the Investment Company Act of 1940, as amended (the "1940 Act"). In addition, the Company has elected to be treated for tax purposes as a regulated investment company, or RIC, under the Internal Revenue Code of 1986, as amended. The Company's investment objective is to maximize its total return, principally by investing in the debt and/or equity securities of technology-related companies.

TICC's investment activities are managed by Technology Investment Management, LLC, ("TIM"), a registered investment adviser under the Investment Advisers Act of 1940, as amended. BDC Partners, LLC ("BDC") is the managing member of the Adviser and serves as the administrator of TICC.

On November 26, 2003, the Company closed its initial public offering and sold 8,695,653 shares of its common stock at a price to the public of $15.00 per share, less an underwriting discount of $1.05 per share and offering expenses of $954,048. Certain of TICC's directors and officers and employees of BDC Partners purchased shares at the public offering price net of the sales concession. On December 10, 2003, the Company issued an additional 1,304,347 shares of its common stock at the same price pursuant to the underwriters' overallotment. The total net proceeds to the Company from the initial public offering, including the exercise of the overallotment, were $138,545,952. The Company also reimbursed TIM for approximately $350,000 for organizational expenses advanced by TIM on behalf of TICC.

NOTE 3.    INVESTMENT VALUATION

The Company carries its investments at fair value, as determined in good faith by the Board of Directors. Securities that are publicly traded are valued at the closing price on the valuation date. Debt and equity securities that are not publicly traded are valued at fair value as determined in good faith by the Board of Directors. Beginning in March 2004, the Company engaged an independent valuation firm, Houlihan Lokey, to perform independent valuations of its investments. The Board of Directors uses the recommended valuations as prepared by the independent valuation firm as a component of the foundation for the final fair value determination. In making such determination, the Board of Directors values non-convertible debt securities at cost plus amortized original issue discount plus payment-in-kind ("PIK") interest, if any, unless factors lead to a determination of a lesser or greater valuation. Due to the uncertainty inherent in the valuation process, such determination of fair value may differ significantly from the values that would have resulted had a ready market for the securities existed, and the differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the amounts ultimately realized on these investments to be different from the valuation currently assigned.

The Company values its investment portfolio each quarter. Members of the Company's portfolio management team provide information to the Board of Directors on each portfolio company including the most recent financial statements and forecasts, if any. In addition, while the Company has engaged Houlihan Lokey to evaluate its investments, the Board of Directors retains ultimate authority as to the appropriate valuation of each investment. At September 30, 2004, the Company's Board of Directors used the information provided by the portfolio management team and Houlihan Lokey in its determination of the fair value of investments, as noted in the Schedule of Investments.

The Board of Directors' final determination of fair value is based on some or all of the following factors, as applicable, and any other factors considered to be relevant:

•

the nature of any restrictions on the disposition of the securities;

•

assessment of the general liquidity/illiquidity of the securities;

•

the issuer's financial condition, including its ability to make payments and its earnings and discounted cash flow;

•

the markets in which the issuer does business;

•

the cost of the investment;

•

the size of the holding and the capitalization of the issuer;

•

the nature and value of any collateral;

•

the prices of any recent transactions or bids/offers for the securities or similar securities or any comparable securities that are publicly traded; and

•

any available analyst, media or other reports or information deemed reliable by the independent valuation firm regarding the issuer or the markets or industry in which it operates.

Fair value securities may include, but are not limited to, the following:

•

private placements and restricted securities that do not have an active trading market;

•

securities whose trading has been suspended or for which market quotes are no longer available;

•

debt securities that have recently gone into default and for which there is no current market;

•

securities whose prices are stale; and

•

securities affected by significant events.

In addition, when the Company receives nominal cost warrants or free equity securities ("nominal cost equity") in connection with its purchase of debt securities, it allocates its cost basis in its investment between the debt securities and its nominal cost equity at the time of the origination. At that time, the original issue discount basis of the nominal cost equity is recorded by increasing the cost basis in the equity and decreasing the cost basis in the related debt securities.

NOTE 4.    EARNINGS PER SHARE

The following table sets forth the computation of basic and diluted net increase in stockholders' equity resulting from operations per share for the nine months ended September 30, 2004:

Nine Months ended September 30, 2004 (Unaudited)
Numerator for basic and diluted earnings per share	$1,576,618
Denominator for basic and diluted weighted average shares	10,046,048
Basic and diluted net increase in stockholders' equity resulting from operations per common share	$0.16

NOTE 5.    RELATED PARTY TRANSACTIONS

The Company's investment activities are managed by its investment adviser, TIM, pursuant to an investment advisory agreement. The investment advisory agreement consists of two components – a base management fee and an incentive fee. The base management fee under the investment advisory agreement is calculated at a rate of 2.00% of gross assets, and is payable quarterly in arrears. The incentive fee consists of two parts. The first part is calculated and payable in arrears based on the Company's pre-incentive fee net investment income for the immediately preceding calendar quarter, and is calculated at a rate of 20.0% of the excess of the Company's pre-incentive fee net investment income over one-fourth of a hurdle rate set for the current calendar year. Each year, the Company's hurdle rate is determined by adding 5.0% to the interest rate then payable on the most recently issued five-year U.S. Treasury Notes as of December 31st of the preceding year, up to a maximum of 10.0%. The second part of the incentive fee will be determined and payable in arrears as of the end of each calendar year, and will equal 20.0% of the Company's net realized capital gains for the calendar year less any unrealized capital losses for such year; provided that the incentive fee as of December 31, 2004 will be calculated for a period of longer than twelve calendar months to take into account any net realized capital gains and unrealized capital losses for the period ended December 31, 2003. TIM is owned by BDC Partners, LLC, its managing member, and Royce & Associates, LLC. Jonathan Cohen, our Chief Executive Officer, and Saul Rosenthal, our President and Chief Operating Officer, are the members of BDC Partners, and Charles Royce, our non-executive Chairman, is the President of Royce & Associates, LLC. For the nine months ended September 30, 2004, TICC incurred investment advisory fees of approximately $2,077,000; approximately $698,000 was payable to TIM at the end of the quarter. Pursuant to the terms of its administration agreement with BDC Partners, TICC incurred approximately $152,918 in compensation expenses for employees allocated to the administrative activities of TICC and approximately $17,262 for reimbursement of facility costs allocated to TICC, for the nine months ended September 30, 2004. At September 30, 2004, $9,894 and $0 remained payable to BDC Partners for compensation expense and facility costs.

NOTE 6.    DIVIDENDS

The Company intends to operate so as to qualify to be taxed as a RIC under the Internal Revenue Code and, as such, will not be subject to federal income tax on the portion of its taxable income and gains distributed to stockholders. To qualify for tax treatment as a RIC, the Company is required, among other requirements, to distribute at least 90% of its investment company taxable income, as defined by the Code. The amount to be paid out as a dividend is determined by the Board of Directors each quarter and is based upon the annual earnings estimated by the management of the Company.

To the extent the Company's earnings fall below management's annual estimate, however, a portion of the total amount of the Company's dividends for the fiscal year may be deemed a tax return of capital to the Company's stockholders. Management currently believes that a tax return of capital is likely to occur with respect to the current fiscal year. Specifically, the dividend we intend to distribute on December 31, 2004 will likely result in a tax return of capital to our shareholders. A written statement identifying the source of the dividend (i.e., net income from operations, accumulated undistributed net profits from the sale of securities, and/or paid-in capital surplus) will accompany our fourth quarter dividend payments to our shareholders. At the present time, however, we are unable to predict the portion of our December 31, 2004 dividend distribution that may be deemed a tax return of capital.

On April 5, 2004, the Company paid a dividend of $0.10 per share. On June 30, 2004, the Company paid a dividend of $0.11 per share. On September 30, 2004, the Company paid a dividend of $0.11 per share. On October 27, 2004, the Company declared a dividend of $0.11 per share for the fourth quarter.

The Company has a dividend reinvestment plan under which all net investment income dividends and capital gain distributions are paid to stockholders in the form of additional shares unless a stockholder elects to receive cash.

NOTE 7.    NET ASSET VALUE PER SHARE

The Company's net asset value per share at September 30, 2004 was $13.64, and at December 31, 2003 was $13.80. In determining the Company's net asset value per share, the Board of Directors determined in good faith the net asset value of the Company's portfolio investments for which no public trading market exists.

NOTE 8.    PAYMENT IN KIND INTEREST

The Company has loans in its portfolio which contain a payment-in-kind ("PIK") provision. The PIK interest is added to the principal balance of the loan and recorded as income. To maintain the Company's status as a RIC (as discussed in Note 6, above), this non-cash source of income must be paid out to stockholders in the form of dividends, even though the Company has not yet collected the cash. For the nine months ended September 30, 2004, the Company recorded PIK income of $665,292, and a corresponding increase in the cost of the investment. The Company does not have any original issue discount income. In addition, the Company recorded original issue discount income of approximately $24,870 for the nine months ended September 30, 2004, representing the amortization of the discounted cost attributed to certain debt securities purchased by the Company in connection with the issuance of warrants.

NOTE 9.    OTHER FEES

For the nine months ended September 30, 2004, other fees totaled $1,221,921. These fees include closing fees, including origination fees, associated with investments in portfolio companies. Such fees are normally paid at the closing of the Company's investments and are generally non-recurring.

The 1940 Act requires that a business development company make available managerial assistance to its portfolio companies. The Company may receive fee income for managerial assistance it renders to portfolio companies in connection with its investments. For the nine months ended September 30, 2004, the Company received no fee income for managerial assistance.

NOTE 10.    FINANCIAL HIGHLIGHTS

Nine Months ended September 30, 2004 (Unaudited)
Per Share Data(1)
Net asset value at beginning of period	$13.80
Net investment income(2)	0.16
Distributions from net investment income	(0.32)
Net asset value at end of period	$13.64

Per share market value at beginning of period	$15.55
Per share market value at end of period	13.99
Total return(3)(4)	(8.0)%
Shares outstanding at end of period	10,125,406

Ratios/Supplemental Data
Net assets at end of period	$138,101,491
Average net assets	137,711,756
Ratio of expenses to average net assets — annualized	2.83%
Ratio of net investment income to average net assets — annualized	1.53%

(1)

Basic per share data.

(2)

Represents per share net investment income for the period.

(3)

Calculated using weighted average share method.

(4)

Total return equals the decrease of the ending market value plus dividends divided by the beginning market value.

(5)

The dividend we intend to distribute on December 31, 2004 will likely result in a tax return of capital to our shareholders. Please refer to Note 6 to the Company's Unaudited Financial Statements.

NOTE 11.    CASH AND CASH EQUIVALENTS

At September 30, 2004 and December 31, 2003, respectively, cash and cash equivalents consisted of:

	September 30, 2004 (Unaudited)	December 31, 2003 (Audited)
UBS Select Money Market Fund	$1,319,900	$28,000,000
Eurodollar Time Deposit (due 10/1/04)	21,700,000	10,000,000
U.S. Treasury Bill (due 1/22/04)	—	49,976,083
U.S. Treasury Bill (due 3/18/04)	—	49,910,167
Federal National Mortgage Association discount note (due 10/7/04)	49,986,500	—
Total Cash Equivalents	73,006,400	137,886,250
Cash	787,691	342,515
Cash and Cash Equivalents	$73,794,091	$138,228,765

NOTE 12.    COMMITMENTS

As part of the Company's investment in the senior secured notes of Questia Media, Inc., a commitment for an additional purchase of $2 million in senior secured notes, over the two-year period ending January 28, 2006, was issued. The fulfillment of this commitment is contingent on the achievement of agreed-upon financial milestones.

Similarly, the investments in Avue Technologies, Inc. and Endurance International Group, Inc. also provide for additional purchases of notes, in the amounts of $5 million and $3 million, respectively, based upon achieving certain financial milestones.

NOTE 13.    SUBSEQUENT EVENTS

On October 4, 2004, the Company announced that it had completed a $13 million transaction with 3001, Inc. 3001, Inc. is a leading single-source provider of geospatial data production and analysis, including airborne imaging, surveying, mapping, and Geographic Information Systems. TICC's investment consists of $10 million in senior notes, $2 million in preferred stock and $1 million in common stock.

On October 27, 2004, the Company declared a cash dividend of $0.11 per share to holders of record on December 10, 2004, payable on December 31, 2004.

On November 29, 2004, the Company announced that it had completed a $15 million transaction with eXact Advertising, LLC, an internet advertising company. TICC's investment consists of $5 million of senior secured notes with warrants and a commitment for an additional $10 million in senior secured notes with warrants upon satisfaction of certain conditions.